UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Yield10 Bioscience, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐ No fee required.
☐ Fee paid previously with preliminary materials.
☒ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

October ___, 2024
Dear Stockholder:

You are cordially invited to attend a special meeting (the “Special Meeting”) of stockholders of Yield10 Bioscience, Inc. (the “Company”), to be held at 11:00 a.m. Eastern Time on November 8, 2024, in virtual-only format.
We will hold the Special Meeting virtually via live audio webcast on the Internet. We believe hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the meeting by pre-registering at : https://web.viewproxy.com/yten/2024. You will not be able to attend the Special Meeting in person.
Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement. You may obtain additional information about the Company from documents we file with the Securities and Exchange Commission.
At the Special Meeting, you will be asked (i) to approve the sale of substantially all of the assets of the Company; (ii) to approve the liquidation and dissolution of the Company, following completion of the asset sale; (iii) to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the sale of substantially all of the assets of the Company and to approve the liquidation and dissolution of the Company; and (iv) to approve an amendment to the Company’s certificate of incorporation to decrease the number of authorized shares of common stock from 150,000,000 to 2,000,000. Such other business will be transacted as may properly come before the Special Meeting.
We hope you will be able to virtually attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. Your prompt cooperation will be greatly appreciated.
Thank you for your continued support of Yield10 Bioscience, Inc.

Sincerely,

OLIVER P. PEOPLES President and Chief Executive Officer, and a Member of the Board of Directors

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)
YIELD10 BIOSCIENCE, INC.
19 Presidential Way
Woburn, Massachusetts 01801
(617) 583-1700
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 8, 2024

The Special Meeting of Stockholders of Yield10 Bioscience, Inc., a Delaware corporation ("Yield10" or the "Company") will be held on November 8, 2024 at 11:00 a.m. Eastern Time, in a virtual format, for the following purposes:
1.To consider and vote on a proposal to sell substantially all of the assets of the Company, or the “Asset Sale”, pursuant to the Asset Purchase Agreement dated October 1, 2024, or (the "Asset Purchase Agreement"), by and between the Company and Nuseed Nutritional US Inc. ("Nuseed"). This proposal is referred to as the Asset Sale Proposal (“Proposal 1”);
2.To approve the liquidation and dissolution of the Company (the "Dissolution"), pursuant to the Plan of Complete Liquidation and Dissolution (the "Plan of Dissolution"), which, if approved, will authorize the Company to liquidate and dissolve the Company following the completion of the Asset Sale to Nuseed in accordance with the Plan of Dissolution. This proposal is referred to as the Dissolution Proposal (“Proposal 2”);
3.To grant discretionary authority to our Board of Directors to adjourn the Special Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of either the Asset Sale Proposal or the Dissolution Proposal. This proposal is referred to as the Adjournment Proposal (Proposal 3”); and
4.To amend our Amended and Restated Certificate of Incorporation, as amended, to decrease from 150,000,000 shares to 2,000,000 shares the aggregate number of shares of our common stock that are authorized to be issued ("Proposal 4").
WHO MAY VOTE:

Only stockholders of record at the close of business on October 3, 2024, are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.
VIRTUAL MEETING:

The Special Meeting will be a virtual meeting via live audio webcast on the Internet. Stockholders who wish to attend the Special Meeting must pre-register at : https://web.viewproxy.com/yten/2024 by 11:59 p.m. Eastern Time, on November 4, 2024. You will receive an event passcode to attend the meeting, and a virtual control number to vote if proper documentation is provided. The live audio webcast of the Special Meeting can be accessed by stockholders on the day of the meeting by clicking on the link you have received in your e-mail confirmations. You will not be able to attend the Special Meeting in person.
We believe hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders. It also reduces the cost and environmental impact of the Special Meeting. Both stockholders of record and street name stockholders will be able to attend the Special Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Special Meeting.

There will be technicians ready to assist you with any technical difficulties you may have with accessing the Special Meeting live audio webcast. Please be sure to check in by 10:30 a.m. Eastern Time, on November 8, 2024 (at least 15 minutes prior to the start of the meeting is recommended) the day of the meeting, so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.
All stockholders are cordially invited to attend the Special Meeting. Whether you plan to virtually attend the Special Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Special Meeting.

Woburn, Massachusetts
October ___, 2024

BY ORDER OF THE BOARD OF DIRECTORS

LYNNE H. BRUM
Secretary

TABLE OF CONTENTS

PAGE
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING.............................	1
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	7
SUMMARY TERM SHEET	7
RISK FACTORS............................................................................................................................................	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................	13
PROPOSAL NO. 1........................................................................................................................................	15
PROPOSAL NO. 2.........................................................................................................................................	31
PROPOSAL NO. 3.........................................................................................................................................	53
PROPOSAL NO. 4 ........................................................................................................................................	54
OTHER MATTERS.......................................................................................................................................	56
STOCKHOLDER COMMUNICATIONS.....................................................................................................	56

ANNEX A - ASSET PURCHASE AGREEMENT.......................................................................................	1
ANNEX B - PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION............................................	1
ANNEX C - SECTIONS 275 THROUGH 283 OF THE DGCL..................................................................	1
ANNEX D - CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF YIELD10 BIOSCIENCE, INC.........................................................................	1
ANNEX E - PROXY CARD.........................................................................................................................	4

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. YOU NEED TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS LISTED ON THE PROXY CARD. IF SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED VOTING INSTRUCTION FORM FOR INSTRUCTIONS.
YIELD10 BIOSCIENCE, INC.

19 Presidential Way
Woburn, Massachusetts 01801
PROXY STATEMENT FOR YIELD10 BIOSCIENCE, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2024

This proxy statement, along with the accompanying Notice of the Special Meeting of Stockholders, contains information about the Special Meeting of Stockholders of Yield10 Bioscience, Inc., including any adjournments or postponements thereof (the “Special Meeting”). We are holding the Special Meeting at 11:00 a.m. Eastern Time, on November 8, 2024, in a virtual format. You may attend the Special Meeting by accessing the link provided in your email confirmation when you registered.
In this proxy statement, we refer to Yield10 Bioscience, Inc. as “Yield10,” “Yield10 Bioscience,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Special Meeting.
On or about October ___, 2024, we intend to begin sending this proxy statement, the attached Notice of Special Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting.
Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Yield10, a Delaware corporation, for use at the Special Meeting to be held on November 8, 2024, at 11:00 a.m. Eastern Time, or at any adjournments or postponements thereof in virtual-only format at : https://web.viewproxy.com/yten/2024.
The purpose of the Special Meeting is to ask stockholders to:
1.Approve a proposal to sell substantially all of the assets of the Company, (the “Asset Sale”), pursuant to the Asset Purchase Agreement dated October 1, 2024 (the "Asset Purchase Agreement"), by and between the Company and Nuseed Nutritional US Inc. ("Nuseed"). This proposal is referred to as the Asset Sale Proposal (“Proposal 1”);
2.Approve the liquidation and dissolution of the Company, (the "Dissolution"), pursuant to the Plan of Complete Liquidation and Dissolution, (the "Plan of Dissolution"), which, if approved, will authorize the Company to liquidate and dissolve the Company following the completion of the asset sale to Nuseed in accordance with the Plan of Dissolution. This proposal is referred to as the Dissolution Proposal (“Proposal 2”);
3.Grant discretionary authority to our Board of Directors to adjourn the Special Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of either the Asset Sale Proposal or the Dissolution Proposal. This proposal is referred to as the Adjournment Proposal (“Proposal 3”); and

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4.To amend our Amended and Restated Certificate of Incorporation, as amended, to decrease from 150,000,000 shares to 2,000,000 shares the aggregate number of shares of our common stock that are authorized to be issued. (“Proposal 4”).
Only stockholders of record at the close of business on October 3, 2024 (the “Record Date”) will be entitled to receive notice of and to vote at the Special Meeting. As of the Record Date, 665,789 shares of common stock were issued, outstanding and entitled to vote.
VOTING AND OTHER INFORMATION
How Do I Attend the Special Meeting?
The Special Meeting will be held in a virtual meeting format only, with no physical in-person meeting. The Special Meeting will be held via live audio webcast on the Internet on November 8, 2024, starting at 11:00 a.m. Eastern Time. We have designed our virtual format to enhance, rather than constrain stockholder access, participation and communication. Stockholders may attend the Special Meeting by registering at : https://web.viewproxy.com/yten/2024. Stockholders may vote and submit questions while connected to the Special Meeting. You need not attend the Special Meeting in order to vote.
In order to attend the Special Meeting, you must register in advance at : https://web.viewproxy.com/yten/2024 prior to the deadline of November 5, 2024 at 11:59 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Special Meeting, vote online during the Special Meeting and will permit you to submit questions during the Special Meeting. You will also be permitted to submit questions at the time of registration. You may ask questions that are confined to matters properly presented at the Special Meeting and of general Company concern. The live audio webcast of the Special Meeting can be accessed by stockholders on the day of the meeting at : https://web.viewproxy.com/yten/2024.
The Special Meeting will begin promptly at 11:00 a.m. Eastern Time. We encourage you to access the Special Meeting prior to the start time. Please be sure to check in by 10:30 a.m. Eastern Time, on November 8, 2024 (at least 15 minutes prior to the start of the meeting is recommended) the day of the meeting, so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have with accessing the Special Meeting live audio webcast. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.
Who May Vote?
The holders of common stock are entitled to one vote per share of common stock held on the Record Date on each proposal to be presented at the Special Meeting. Stockholders may vote during the live webcast, provided that they have registered at : https://web.viewproxy.com/yten/2024, or by proxy. Stockholders may vote by proxy by completing, signing, dating and returning the accompanying proxy card in the prepaid postage envelope enclosed for that purpose in accordance with the instructions listed on the proxy card. Execution of a proxy will not in any way affect a stockholder’s right to attend the Special Meeting and vote during the live webcast.
Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the taking of the vote at the Special Meeting. Proxies may be revoked by (1) filing with the Secretary of Yield10, before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Yield10, in accordance with the instructions listed on the proxy card, before the taking of the vote at the Special Meeting, (3) if shares are held in a bank or brokerage account and if eligible, by transmitting a subsequent vote over the Internet or by telephone, or (4) attending the Special Meeting and voting during the live webcast, provided that you have registered at : https://web.viewproxy.com/yten/2024, after which you will receive further instructions via email, including your unique link that will allow you access to the special meeting and to submit questions during the special meeting (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Yield10 Bioscience, Inc., 19 Presidential Way, Woburn, MA 01801, Attention: Secretary, so as to be delivered before the taking of the vote at the Special Meeting.

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Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 4, 2024.
If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC, or if you have stock certificates, they will not be counted if you do not vote as described above. If your shares are held by a broker on your behalf (that is, in “street name”), you may be required to present an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the Record Date in order to be admitted to the Special Meeting. To be able to vote your shares held in street name at the Special Meeting, you will need to obtain a proxy from the holder of record.
The persons named as attorneys-in-fact in the proxies, Oliver P. Peoples and Charles B. Haaser, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Special Meeting will be voted by such persons at the Special Meeting as stated below. When a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specifications. If a proxy is submitted without giving voting instructions, such shares will be voted in accordance with the Board of Directors’ recommendation as noted below.
The Board of Directors recommends that you vote “FOR” each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4.
The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business. Abstentions are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting and will have no effect with respect to the voting results for Proposal 3 and Proposal 4. Abstentions will count as votes against Proposal 1 and Proposal 2.
Under applicable exchange rules, brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine.” Proposals 3 and 4 are considered to be “routine” matters under such rules, meaning that if you do not return voting instructions to your broker, bank or other agent by its deadline, your shares may be voted by your broker, bank or other agent in its discretion on Proposal 3 or Proposal 4. As such, if your shares are held in street name, and you do not instruct the broker as to how to vote your shares on Proposal 3 or Proposal 4, the broker will have discretion to vote for or against either or both proposals. If a broker chooses not to exercise such discretion, this would result in a broker “non-vote”, although we do not anticipate any broker non-votes, and such broker non-votes will have no effect on the results of either Proposal. Please vote your proxy so your vote can be counted.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Yield10 has also retained Alliance Advisors to act as proxy solicitor for a fee of $15,000 plus expenses.
Vote Required
Proposal 1: Asset Sale. The affirmative vote of a majority of shares outstanding on this proposal is required to approve the Asset Sale. Abstentions and broker non-votes will count as votes against this proposal. Brokerage firms will not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.
Proposal 2. Dissolution of the Company. The affirmative vote of a majority of shares outstanding on this proposal is required to approve the Dissolution. Abstentions and broker non-votes will count as votes against this proposal. Brokerage firms will not have authority to vote customers' unvoted shares held by the firms in street name on this proposal.
Proposal 3. Adjournment of Special Meeting. The affirmative vote of a majority of votes cast affirmatively or negatively on this proposal is required to approve the adjournment of the Special Meeting. Abstentions will have no effect on the results of this vote. Brokerage firms will have authority to vote customers’ unvoted shares held by the firms in street name

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on this proposal. If that authority is not exercised, any resulting broker non-vote will have no effect on the results of the vote for this proposal.
Proposal 4. To decrease the number of shares of authorized common stock. The affirmative vote of a majority of votes cast affirmatively or negatively on this proposal is required to approve the amendment to our Certificate of Incorporation to decrease the number of shares of authorized common stock. Abstentions have no effect on the vote for this proposal. Brokerage firms will have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If that authority is not exercised, any resulting broker non-votes will have no effect on the vote for this proposal.
Where Can I Find the Voting Results of the Special Meeting?
The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
When and Where is the Meeting?
The Special Meeting will be held in a virtual meeting format only, with no physical in-person meeting. The Special Meeting will be held via live audio webcast on the Internet on November 8, 2024, starting at 11:00 a.m. Eastern Time. Stockholders may attend the Special Meeting by registering at : https://web.viewproxy.com/yten/2024.
What Matters Will Be Voted Upon at the Meeting?
There are four proposals to vote on.
Proposal 1: Asset Sale. If the Asset Sale is approved by the stockholders, the Company will sell substantially all of its operating assets, including fixed assets, customer lists, intellectual property and related tangible and intangible assets, on the terms and conditions set forth in the Asset Purchase Agreement.
Proposal 2. Dissolution of the Company. If dissolution is approved by stockholders, the Company will liquidate and dissolve the Company following the completion of the Asset Sale to Nuseed in accordance with the Plan of Dissolution.
Proposal 3. Adjournment of Special Meeting. The affirmative vote of a majority of votes cast affirmatively or negatively on this proposal is required to approve the adjournment of the Special Meeting. If, at the Special Meeting, the number of votes in favor of Proposal 1 and/or Proposal 2 is insufficient to approve the Asset Sale Proposal and/or the Dissolution Proposal, our management may move to adjourn the Special Meeting in order to enable our Board of Directors to continue to solicit additional proxies in favor of Proposals 1 and 2.
Proposal 4. To decrease the number of shares of authorized common stock. If a reduction in the number of shares of authorized common stock is approved by stockholders, the Company will amend its Certificate of Incorporation to decrease the number of shares of authorized $0.01 par value common stock from 150,000,000 shares to 2,000,000 shares. As a result of the Company's 1-for-24 reverse stock split effective as of May 2, 2024, there is a wide discrepancy between the number of shares of issued and outstanding common stock and the number of authorized shares of common stock. The high number of currently authorized shares of common stock results in a very high Delaware state franchise tax liability when compared to the Company's small capitalization.
What are the Reasons for the Asset Sale?
As part of the ongoing consideration and evaluation of Yield10’s long-term prospects and strategies, the Board of Directors frequently reviews, with the Company's management and outside advisors, strategic and financial alternatives for Yield10, considering developments in Yield10’s business, the sectors which it is targeting commercially, the economy generally and financial markets, with the goal of enhancing value for its stockholders. As part of this process, including during the last approximately 14 months, members of Yield10’s management have engaged in financing discussions with bankers, potential investors as well as business development and strategic transaction discussions with companies in a wide variety of

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industries including energy, seed, grain processing, animal feed, chemical and pharmaceutical companies. The Board of Directors unanimously determined that the Asset Sale and the other transactions contemplated with Nuseed are fair to and in the best interests of Yield10 and its stockholders.
What Will the Company do After the Completion of the Asset Sale?
If dissolution is approved by stockholders, the Company will liquidate and dissolve the Company following the completion of the Asset Sale to Nuseed in accordance with the Plan of Dissolution.
How Will the Proceeds of the Asset Sale be Used by the Company?
Prior to the closing of the Asset Sale, the Company is utilizing its existing cash and cash acquired through its loan with Nuseed to pay outstanding creditors and to fund its operations as the Company winds down its business. The Company may, at any time, turn its management over to a third party to complete the liquidation of its remaining assets and to distribute the proceeds from the sale of assets to its stockholders pursuant to the Plan of Dissolution, including an assignment for the benefit of creditors.
Do I Have Dissenters' Rights?
No. Under the DGCL, our stockholders are not entitled to dissenters’ rights with respect to the Dissolution Proposal, and we will not independently provide stockholders with any such right.
Will the Asset Sale Affect My Shares of the Company's Common Stock or My Rights as a Shareholder?
No. The Asset Sale will not affect the outstanding shares of the Company's Common Stock. You are not being asked to exchange your shares of the Company's Common Stock for any other shares or for cash or other property.
What are the Federal Income Tax Consequences of the Asset Sale?
We have not requested a ruling from the U.S. Internal Revenue Service (the "IRS"), with respect to the anticipated tax consequences of the Asset Sale and Dissolution or any matters relating thereto, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of the Asset Sale or any distributions. Tax considerations applicable to particular stockholders may vary with and be contingent upon the stockholder’s individual circumstances. You should consult your tax advisor as to the tax consequences of the Dissolution in your particular circumstances, including the applicability of any U.S. federal, state, and local and non-U.S. tax laws.
Who is Entitled to Vote?
Only shareholders of record at the close of business on October 3, 2024 are entitled to receive notice of and to vote at the Meeting. See "Voting and Other Information."
If My Broker Holds My Shares in "Street Name," Will My Broker Vote My Shares for Me?
Brokerage firms will not have authority to vote customers’ unvoted shares held by the firms in street name on Proposal 1 and Proposal 2. They will, however, have authority to vote customers' unvoted shares held in street name on Proposal 3 and Proposal 4.
May I Change My Vote After I Have Submitted My Proxy?
Yes. You may change or revoke your proxy at any time before it is voted at the Special Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the taking of the vote at the Special Meeting. Proxies may be revoked by (1) filing with the Secretary of Yield10, before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Yield10, in accordance with the instructions listed on the proxy card, before the taking of the vote at the Special Meeting, (3) if shares are held in a bank or brokerage account and if eligible, by transmitting a subsequent vote over the Internet or by telephone, or (4) attending the Special Meeting and voting during the live webcast. Any

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written notice of revocation or subsequent proxy should be sent to Yield10 Bioscience, Inc., 19 Presidential Way, Woburn, MA 01801, Attention: Secretary, so as to be delivered before the taking of the vote at the Special Meeting. See "Voting and Other Information."
What Shareholder Vote is Required to Approve the Asset Sale and Dissolution?
Approval of the Asset Sale and Dissolution requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company
Has the Board of Directors Recommended that I Vote for Approval of each of the Four Proposals?
Yes. Your Board of Directors believes that the 1) Asset Sale, 2) Dissolution, 3) Adjournment of the Special Meeting and 4) reduction in authorized shares of common stock is in the best interests of the Company and its shareholders, and recommends that shareholders vote for approval of Proposal 1, Proposal 2, Proposal 3 and Proposal 4.
What do I Need to do Now?
First, read this Proxy Statement carefully. Then you should, as soon as possible, submit your proxy by executing and returning the enclosed proxy card. Your shares represented by proxy will be voted in accordance with the instructions you specify on the proxy card.
Who Should I Call if I Have Questions?
If you have questions about the proposals, you may call Lynne H. Brum, Vice President - Planning and Communications, at 617-682-4693.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements which involve substantial risks and uncertainties and are based on Yield10’s beliefs and assumptions and on information currently available to Yield10. All statements other than statements of historical facts contained in this proxy statement, including statements regarding the Asset Sale, the Dissolution and related matters, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “forecast,” “foresee,” “potential,” “predict,” “project,” “likely,” “goal,” “target,” “could,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.
Forward-looking statements are predictions based on expectations and projections about future events, are not statements of historical fact, are subject to risks, uncertainties and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this proxy statement and information contained in this proxy statement should not be relied upon as representing Yield10’s estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to:
•the ability of the parties to consummate the Asset Sale;
•satisfaction of closing conditions precedent to the consummation of the Asset Sale;
•potential delays in consummating the Asset Sale, or our ability to timely execute the Dissolution;
•our execution costs in connection with the Asset Sale and the Dissolution;
•the availability, timing and amount of liquidating distributions;
•the amounts that will need to be set aside by us;
•the adequacy of such reserves to satisfy our obligations;
•our ability to favorably resolve potential tax claims, litigation matters and other unresolved contingent liabilities;
•the amount of proceeds that might be realized from the sale or other disposition of any remaining assets;
•the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations;
•the incurrence by Yield10 of expenses relating to the Dissolution;
•our ability to retain employees, consultants and other resources to carry out the Dissolution; and
•the ability of our Board of Directors to abandon, modify or delay implementation of the Plan of Dissolution, even after stockholder approval.
In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this proxy statement. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements as predictions of future events.
SUMMARY TERM SHEET
The "Seller" under the Asset Purchase Agreement includes the Company and its wholly-owned subsidiary Yield10 Oilseeds Inc. ("Oilseeds"). The Purchaser is Nuseed Nutritional US Inc. ("Nuseed"). All capitalized,

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undefined terms used herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement, which is included in this proxy statement as Annex A.
The following is a summary of key terms of the Asset Purchase Agreement:
• Pursuant to the Asset Purchase Agreement, Seller will sell and assign substantially all of its operating assets Purchaser, and Purchaser shall assume certain liabilities relating to or arising out of the ownership, use, operations or maintenance of such assigned operating assets from and after the Closing.
•At closing, Seller will be paid total consideration of $5.00 million for its assets, less (i) the outstanding loan amounts received by the Seller through the date of closing and (ii) the aggregate amount of Seller's liabilities that are assumed by Purchaser before or in connection with the closing of the Asset Sale; such liabilities to be assumed were estimated to be in a range of approximately $0.05 million and $0.05 million as of September 20, 2024. The terms of Seller's promissory note with Purchaser permits it to borrow up to $3.00 million with an interest rate of 7 percent per annum. Through September 20, 2024, the Seller has received loan amounts totaling $1.10 million under the promissory note and it will need to borrow more to fund operating expenses leading up to the closing of the Asset Sale.
•Until the Closing, Seller is prohibited from directly, or indirectly, engaging in any solicitation or similar activities, as set forth in the Asset Purchase Agreement (the "No-Shop"). During the No-Shop, Seller may, under certain limited circumstances, consider unsolicited, alternative transaction proposals from third parties that are Superior Proposals. The Company must give Purchaser an opportunity to revise its proposal so that nay other alternative transaction proposals are no longer Superior Proposals.
•If Seller terminates the Asset Purchase Agreement for an Adverse Recommendation Change following a Superior Proposal, Seller shall pay Purchaser a Break Fee in the amount of $120,000, including Purchaser's fees, costs and expenses incurred in connection with the evaluation, negotiation and attempted consummation of the transaction.
The summary of selected information from this proxy statement regarding the Asset Sale may not contain all of the information that is important to you. To understand the Asset Sale and Asset Purchase Agreement fully, we encourage you to read carefully this entire proxy statement, including, but not limited to, the Asset Purchase Agreement which is included in this proxy statement as Annex A.
RISK FACTORS
You should carefully consider the following risk factors, in addition to the other information contained in this proxy statement and the annexes attached to the proxy statement, including risks described in our filings with the Securities and Exchange Commission (the "SEC") referred to herein, when deciding whether to vote to approve the Asset Sale Proposal and the Dissolution Proposal. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties of which we are unaware, or that we currently believe are not material, may also become important factors. This proxy statement also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of factors that are described below and elsewhere in this proxy statement. See the section titled “Special Note Regarding Forward-Looking Statements” beginning on page 7 of this proxy statement.
The announcement and pendency of the Asset Sale and the Dissolution, whether or not consummated, may adversely affect our business.
The announcement and pendency of the Asset Sale and the Dissolution, whether or not consummated, may adversely affect the trading price of our common stock, our business or our relationships with our business partners, advisors and other third parties. In addition, pending the completion of the Asset Sale and the Dissolution, any of our employees, consultants or advisors may terminate their employment or engagement with us on short notice and the

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loss of the services of any of our employees, business partners or advisors could substantially harm our ability to complete the Asset Sale and the Dissolution.
Our stockholders may not approve the Asset Sale, and even if they do, we may not be successful in completing the Asset Sale or otherwise selling our remaining assets, which would decrease the amount of cash available to distribute to our stockholders.
The consummation of the Asset Sale is subject to the satisfaction or waiver of various conditions, including the approval of the Asset Sale Proposal by our stockholders. We cannot guarantee that the closing conditions set forth in the Asset Purchase Agreement will be satisfied. If we are unable to satisfy the closing conditions or if other mutual closing conditions are not satisfied, Nuseed will not be obligated to complete the Asset Sale. In the event that the Asset Sale is not completed, the announcement of the termination of the Asset Purchase Agreement may adversely affect the trading price of our common stock, our business or our relationships with our advisors, business partners and other third parties.
In addition, if the Asset Sale is not completed, our Board of Directors, in discharging its fiduciary obligations to our stockholders, may evaluate other strategic alternatives in respect of our remaining assets that may be available, which alternatives may not be as favorable to our stockholders as the Asset Sale and may not result in a definitive transaction, or enhance stockholder value. Any future sale of all or substantially all of the assets of Yield10 or certain other transactions may be subject to further stockholder approval. However, because our Board of Directors and management believe that they have exhausted all reasonable and viable strategic alternatives, it is possible that Yield10 would seek voluntary dissolution at a later time and likely with diminished assets. In addition, Yield10 could cease all operations, make an assignment for the benefit of any creditors, turn Yield10 over to a third-party management company or liquidator or file for bankruptcy protection.
The amount we distribute to our stockholders in the initial liquidating distribution may be substantially less than the amount we currently estimate if the amounts of our liabilities, other obligations and expenses or claims against us are higher than we currently anticipate, or larger contingency reserves are established.
As of September 20, 2024, we had approximately $1.16 million in cash and cash equivalents. We currently estimate that we will expend between $4.40 million and $4.92 million after September 20, 2024, which will be used to pay all expenses (including operating expenses up until the filing of the Certificate of Dissolution) and other known, non-contingent liabilities, and which also includes reasonable provision for expenses of liquidation and potential, contingent or unknown liabilities as required by Delaware law. If the Asset Sale is consummated, Nuseed will pay Yield10 base consideration of $5.00 million, (i) less outstanding loan amounts received by Yield10 through the date of closing, which, if the closing occurs on or around November 6, 2024, we estimate will be approximately $[•] million. and (ii) the aggregate amount of Yield10 liabilities assumed by Nuseed before or in connection with the closing of the Asset Sale, which we anticipate to total between $0.05 million and $0.05 million. Based on these estimates, we currently estimate that the aggregate amount of an initial liquidating distribution to stockholders will be between $0.09 million and $0.61 million, or between $0.14 and $0.92 per share of common stock (based on 665,789 shares outstanding of common stock on September 20, 2024.
We intend to make this initial distribution as soon as practicable following the filing of the Certificate of Dissolution as creditor claims and contingent liabilities are paid or settled; however, we are unable to predict the precise amount or timing of the initial distribution or of any additional liquidating distributions following the initial liquidating distribution. The timing and amount of the initial distribution and any such additional liquidating distributions will depend upon the actual expenses incurred, the timing of the resolution of matters for which we have established the contingency reserve, the amount to be paid in satisfaction of such contingencies, the obligations satisfied and provisions made during the liquidation and winding-up process, as well as our ability to convert our remaining assets to cash. We have attempted to estimate reasonable reserves for such liabilities, obligations, expenses and claims against us. However, those estimates may be inaccurate. Factors that could impact our estimates include the following:
•if any of the estimates regarding the Plan of Dissolution, including the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate;

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•if unforeseen claims are asserted against us, we will have to defend or resolve such claims or establish a reasonable reserve before making distributions to our stockholders;
•if the anticipated closing date is delayed, resulting in additional operating expenses for the Company; and
•if the estimates regarding the expenses to be incurred in connection with the Asset Sale and the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting, tax and other professional fees) necessary to dissolve and liquidate Yield10, are inaccurate.
If any of the foregoing occurs, the amount we initially distribute to our stockholders may be substantially less than the amount we currently estimate. If the Asset Sale Proposal is not approved, we do not foresee that any funds will be available for distribution to our stockholders.
We will incur significant expenses in connection with the Asset Sale, regardless of whether the Asset Sale is completed.
We expect to incur significant expenses related to the Asset Sale. These expenses include, but are not limited to, legal fees, accounting fees and expenses, filing fees, printing expenses and other related fees and expenses. Many of these expenses will be payable by us regardless of whether the Asset Sale is completed.
The Asset Purchase Agreement limits our ability to pursue alternatives to the Asset Sale.
The Asset Purchase Agreement contains provisions that make it substantially more difficult for us to sell the Company’s assets or engage in another type of acquisition transaction with a party other than Nuseed. Specifically, the Company agreed not to solicit any acquisition proposals until the date of closing of the Asset Sale or the valid termination of the Asset Purchase Agreement except that, at any time prior to obtaining stockholders’ approval of the Asset Sale Proposal, in response to a Superior Proposal (as defined in the Asset Purchase Agreement), the Board of Directors may, among other actions, make a Change of Recommendation (as defined in the Asset Purchase Agreement) if the Board of Directors determines in good faith, after consultation with its outside legal counsel, and taking into account any revised terms proposed in writing by Nuseed, such proposal continues to constitute a Superior Proposal and that the failure to make such a Change of Recommendation would cause our Board of Directors to be in breach of its fiduciary duties under Delaware law, subject to the satisfaction of certain other conditions. These provisions, among others contained in the Asset Purchase Agreement, could discourage a third party that might have an interest in acquiring all of or substantially all of our assets or our common stock from considering or proposing such an acquisition, even if that party were prepared to pay consideration with a higher value than the consideration to be paid by Nuseed.
The Company did not receive a fairness opinion in connection with the Asset Sale.
Our Board of Directors did not seek or obtain a fairness opinion from an investment bank or other firm that the consideration to be paid in connection with the Asset Sale is fair from a financial point of view to our stockholders.
If our stockholders vote against the Plan of Dissolution, it would not be possible for us to continue our business operations.
If our stockholders do not approve the Dissolution Proposal, we would have to continue our business operations from a difficult position, in light of our announced intent to dissolve and liquidate, and our Board of Directors and management will continue to explore other strategic alternatives. However, because our Board of Directors and management believe that they have exhausted all reasonable and viable strategic alternatives, it is possible that we would seek voluntary dissolution at a later time and likely with diminished assets. In addition, we could cease all operations, make an assignment for the benefit of any creditors, turn Yield10 over to a third-party management company or liquidator or file for bankruptcy protection. We are actively winding down our operations.

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In addition, our common stock was delisted from Nasdaq in May of 2024, and is currently quoted “over-the-counter” and there may not be a liquid trading market for our common stock.
The payment of liquidating distributions, if any, to our stockholders could be delayed.
Although our Board of Directors has not established a firm timetable for liquidating distributions to our stockholders, our Board of Directors intends, subject to contingencies inherent in winding down our business, to make such liquidating distributions, if any, as promptly as practicable as creditor claims and contingent liabilities are paid or settled. However, we are currently unable to predict the precise timing of any such liquidating distributions or whether any liquidating distributions will occur at all. The timing of any such liquidating distributions will depend on and could be delayed by, among other things, the timing of sales of our non-cash assets and claim settlements with creditors. Additionally, a creditor could seek an injunction against the making of such distributions to our stockholders on the ground that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for such distribution to our stockholders.
We will continue to incur claims, liabilities and expenses and a delay in the consummation of the Asset Sale and/or Dissolution will reduce the amount available for distribution to stockholders.
Claims, liabilities and expenses from operations, such as operating costs, salaries, insurance, payroll and local taxes, legal, accounting and consulting fees and miscellaneous expenses, will continue to be incurred as we wind down. These expenses will reduce the amount of assets available for ultimate distribution to stockholders.
If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder receiving liquidating distributions could be held liable for payment to our creditors of his, her or its pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder in dissolution.
If the Plan of Dissolution is approved by our stockholders, we will file a Certificate of Dissolution with the Delaware Secretary of State dissolving Yield10. Pursuant to the Delaware General Corporation Law (the " DGCL"), we will continue to exist for three years after our dissolution or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against Yield10 and enabling us gradually to close our business, to dispose of our property, to discharge our liabilities and to distribute to our stockholders any remaining cash. Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder of record as of the date on which we file the Certificate of Dissolution (the "Final Record Date") could be held liable for payment to our creditors of such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder in dissolution.
Although the liability of any stockholder is limited to the amounts previously received by such stockholder from us (and from any liquidating trust or trusts) pursuant to the Plan of Dissolution, this means that a stockholder could be required to return all liquidating distributions previously made to such stockholder and receive nothing from us under the Plan of Dissolution. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. While we will endeavor to make adequate reserves for all known, contingent, and unknown liabilities, there is no guarantee that the reserves established by us will be adequate to cover all such expenses and liabilities.
We may be subject to securities litigation, which is expensive and could divert our attention.
We may be subject to securities class action litigation in connection with the Asset Sale. Securities litigation against us could result in substantial costs and divert our management’s attention from closing the Asset Sale, which could harm our business and increase our expenses, which could decrease the amount available for distribution to our stockholders.

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No further stockholder approval will be required for the dissolution of the Company.
Approval of the Plan of Dissolution and the actions contemplated thereby requires the affirmative vote of a majority of the outstanding shares of common stock of Yield10 entitled to vote thereon at the Special Meeting. If our stockholders approve the Plan of Dissolution, we will be authorized to cease operations, sell, license or otherwise dispose of all of our remaining non-cash assets and dissolve Yield10 without further approval of our stockholders, unless required to do so by Delaware law.
We intend to close our stock transfer books at the close of business on the date we file the Certificate of Dissolution with the Delaware Secretary of State, after which it will not be possible for stockholders to publicly trade our stock.
Our common stock is currently quoted on The OTC market. The ability of our stockholders to trade or otherwise transfer our common stock may be significantly impacted as a result of the pending Asset Sale.
In addition, on the date we file the Certificate of Dissolution with the Delaware Secretary of State, we intend to close our stock transfer books and discontinue recording transfers of our common stock. Thereafter, certificates or book entries representing our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on the Final Record Date, and, after the Final Record Date, any distributions made by us will be made solely to the stockholders of record at the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on our books as a result of any assignments by will, intestate succession or operation of law.
Subsequent to this vote, we intend to file a Form 15 with the SEC, thereby suspending our obligation to file current and periodic reports, which will limit public information regarding our business and status of our dissolution and wind-up activities.
In connection with the Dissolution, we intend to file a Form 15 with the SEC to suspend our reporting obligation under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file current and periodic reports with the SEC. As a result, investors will have limited public information regarding the status of our business and wind-up activities following the Special Meeting.
The tax treatment of any distributions or other payments may vary from stockholder to stockholder, and the discussions in this proxy statement regarding the tax treatment of the Dissolution are general in nature.
We have not requested a ruling from the U.S. Internal Revenue Service (the "IRS"), with respect to the anticipated tax consequences of the Asset Sale and Dissolution or any matters relating thereto, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of the Asset Sale or any distributions (including, without limitation, liquidating distributions (if any), dividend distributions or other payments). If any of the anticipated tax consequences described in this proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to our stockholders and us from such transactions. Tax considerations applicable to particular stockholders may vary with and be contingent upon the stockholder’s individual circumstances. You should consult your tax advisor as to the tax consequences of the Dissolution in your particular circumstances, including the applicability of any U.S. federal, state, and local and non-U.S. tax laws.
Our stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.
Distributions made pursuant to the Plan of Dissolution, if the Asset Sale is consummated, are intended to be treated as received by a Holder in exchange for the Holder’s shares of our common stock. Assuming such treatment is respected for U.S. federal income tax purposes, the amount of any such distribution will reduce the Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be taxable as capital gain, while any tax basis remaining in such shares following the final distribution pursuant to the Plan of Dissolution will be treated as a

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capital loss. Any such gain or loss generally will be long-term capital gain or loss, respectively, if such shares have been held for more than one year. The deductibility of capital losses is subject to limitations. For a more detailed discussion, refer to “Proposal 2: Approval of the Dissolution Pursuant to the Plan of Dissolution — Material U.S. Federal Income Tax Consequences of the Dissolution” beginning on page 42 of this proxy statement. You should consult your tax advisor as to the particular tax consequences of the Dissolution to you, including the applicability of any U.S. federal, state, and local and non-U.S. tax laws.
Our Board of Directors may at any time turn management of the liquidation over to a third party, and some or all our directors may resign from our Board of Directors at any time.
Our Board of Directors may at any time turn our management over to a third party to complete the liquidation of our remaining assets and distribute the available proceeds to our stockholders, and a number of our directors may resign from our Board of Directors prior to or in connection with the filing of the Certificate of Dissolution. If management is turned over to a third party and all of our directors resign from our Board of Directors, the third party would have sole control over the liquidation process, including the sale or distribution of any remaining assets.
If we decide to use a liquidating trust, the interests of our stockholders in such a trust may not be transferable.
Under the Plan of Dissolution, our Board of Directors has the authority to use a liquidating trust. If a liquidating trust is established, the interests of our stockholders in a liquidating trust set up by us may not be transferable, which could adversely affect your ability to realize the value of such interests. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. In addition, as stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes, the distribution of non-transferable interests would result in tax liability to the interest holders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 20, 2024 for (a) our named executive officers, (b) our directors, (c) our executive officers and directors as a group, and (d) each stockholder known to us to beneficially own more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares that may be acquired by an individual or group within 60 days following September 20, 2024, pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but not for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, we believe that the stockholders named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on a total of 665,789 shares of our common stock issued and outstanding on September 20, 2024. Unless otherwise noted below, the address of each person listed on the table is c/o Yield10 Bioscience, Inc., 19 Presidential Way, Woburn, MA 01801.

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Beneficial Owner	Shares of Common Stock(1)	Shares of Common Stock Issuable upon the Exercise of Options Exercisable Within 60 Days(2)	Shares of Common Stock Issuable upon the Exercise of Warrants Exercisable Within 60 Days(2)	Total Shares Beneficially Owned	Percentage of Outstanding Shares(3)
5% Stockholders:
Jack W. Schuler(4) 28161 North Keith Drive Lake Forest, IL 60045	65,205	—	62,289	127,494	17.5%
Total 5% stockholders	65,205	—	62,289	127,494	17.5%

Directors and Named Executive Officers:
Lynne H. Brum(5)	7,923	2,955	—	10,878	1.6%
Oliver P. Peoples, Ph.D. (6)	15,037	12,404	—	27,441	4.0%
Kristi D. Snell, Ph.D. (7)	9,070	5,172	—	14,242	2.1%
Sherri M. Brown, Ph.D.	—	986	—	986	*
Richard W. Hamilton, Ph.D	3,025	602	—	3,627	*
Willie Loh, Ph.D.	—	403	—	403	*
Anthony J. Sinskey, Ph.D.	2,678	1,539	—	4,217	*
Robert L. Van Nostrand	2,027	1,185	—	3,212	*
All directors and executive officers as a group (9 persons)(8)	47,852	28,201	—	76,053	11.0%
_______________________________________________________________________________
*    Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act and includes voting and/or investment power with respect to shares of common stock. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares.
(2)Consists of shares of common stock issuable upon the exercise of stock options or warrants, as applicable, held by the person that are currently vested or will vest within 60 days after September 20, 2024.
(3)Percentages of ownership are based upon 665,789 shares of common stock issued and outstanding as of September 20, 2024. Shares of common stock that may be acquired pursuant to options and warrants that are vested and exercisable within 60 days after September 20, 2024, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.
(4)The reported securities consist of 63,789 shares of common stock and 62,289 shares of common stock underlying the warrants owned by the JWS Living Trust, and 1,416 shares of common stock owned by the Schuler Education Foundation. Mr. Schuler has sole voting and investment power over the shares issued to the JWS Living Trust and the Schuler Education Foundation. Beneficial ownership information for Mr. Schuler has been derived from his historical SEC filings.
(5)Includes 2,056 shares held for Ms. Brum in the Company's 401(k) plan.
(6)Includes 2,403 shares held for Dr. Peoples in the Company's 401(k) plan.
(7)Includes 2,070 shares held for Dr. Snell in the Company's 401(k) plan.
(8)Includes Charles B. Haaser, who is an executive officer but not a named executive officer. Also includes a total of 2,143 shares held for Mr. Haaser in the Company's 401(k) plan.

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PROPOSAL 1
APPROVAL OF THE ASSET SALE PURSUANT TO THE ASSET PURCHASE AGREEMENT
General
As part of our strategic review process, and in an effort to maximize stockholder value, our Board of Directors seeks to effect the sale of substantially all of the assets of Yield10. In furtherance of these efforts, our Board of Directors is presenting the Asset Purchase Agreement for approval by the Company's stockholders at the Special Meeting. The Asset Purchase Agreement was unanimously approved by the Company's Board of Directors, subject to stockholder approval, on September 17, 2024. A copy of the Asset Purchase Agreement is attached as Annex A to this proxy statement. The material features of the Asset Purchase Agreement are summarized below. All capitalized, undefined terms used herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement. We encourage you to read the Asset Purchase Agreement in its entirety.
The Parties to the Asset Sale
Yield10 is an agricultural bioscience company that is leveraging advanced genetics to develop the oilseed Camelina sativa ("Camelina") as a platform crop for large-scale production of sustainable seed products. These seed products include feedstock oils for renewable diesel and sustainable aviation biofuels and omega-3 (EPA and DHA+EPA) oils for pharmaceutical, nutraceutical and aquafeed applications. Yield10 is headquartered in Woburn, MA and has a Canadian subsidiary, Yield10 Oilseeds Inc., located in Saskatoon, Canada. In connection with conserving and focusing resources, and in anticipation of the Plan of Dissolution. Yield10 terminated approximately one-third of its employees during 2024.
Yield10 was incorporated in the State of Delaware in September 1998. Its principal executive offices are located at 19 Presidential Way, Suite 201, Woburn, Massachusetts 01801, and its telephone number is (617) 583-1700. The Company's website address is www.yield10bio.com. Nuseed Nutritional US Inc. (“Nuseed”) was incorporated in the State of Delaware in June 2020. It has offices at 990 Riverside Parkway, Suite 140, West Sacramento, California 95605, and its telephone number is (530) 669-3570. Nuseed’s website address is www.nuseed.com.
Nufarm Limited ("Nufarm"), of which Nuseed is a wholly owned subsidiary, is a global agricultural innovator providing crop protection and seed technology solutions. Nufarm is the first company to develop and commercialize plant-based omega-3 and has developed and commercialized advanced bioenergy feedstock technology. Established over 100 years ago, Nufarm is listed on the Australian Securities Exchange (ASX:NUF) with its head office in Melbourne, Australia. Its website address is www.nufarm.com.au. Nuseed (the seed technologies subsidiary of Nufarm) is a global agriculture company that develops seeds and plant-based solutions to address global challenges like food security, climate change, and human nutrition. Nuseed focuses on crops like canola, carinata, sorghum, sunflower, and energy cane.
Summary of the Asset Purchase Agreement
The following is a summary of the key terms of the Asset Purchase Agreement:
•Pursuant to the Asset Purchase Agreement, (i) Yield10 will sell and assign substantially all of its assets, including inventory, seed, germplasm, certain licenses, contracts, intellectual property, tangible property, permits, rights to Actions (as defined in the Asset Purchase Agreement), prepaid expenses and credits, rights under warranties and indemnities, insurance policies and benefits, books and records related to Yield10’s business, and all goodwill and going concern value of the Company’s business, to Nuseed, and (ii) Nuseed will assume only specified accounts payable related to contracts that are assigned to Nuseed and liabilities relating to or arising out of the ownership, use, operation or maintenance of such assigned operating assets from and after the closing of the Asset Sale (the “Closing”).
•The total consideration for the purchase and sale of Yield10’s assets is $5.00 million less (i) outstanding loan amounts received by Yield10 through the date of closing and (ii) the aggregate amount of Yield10 trade payables assumed by Nuseed before or in connection with the closing of the Asset Sale. The terms of the promissory note with Nuseed permits the Company to borrow up to $3.00 million with an interest rate of 7

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percent per annum. Through September 20, 2024, the Company has received loan amounts totaling $1.10 million under the promissory note and it will need to borrow more to fund operating expenses leading up to the closing of the Asset Sale.
•Yield10 is prohibited from, directly or indirectly, engaging in any solicitation or similar activities, as set forth in the Asset Purchase Agreement, (the ""No-Shop"). During the No-Shop, Yield10 may, under certain limited circumstances, consider unsolicited, alternative transaction proposals from third parties that are Superior Proposals (as defined in the Asset Purchase Agreement). Yield10 must give Nuseed an opportunity to revise its proposal so that any other alternative transaction proposals are no longer Superior Proposals.
The summary of selected information from this proxy statement regarding the Asset Sale Proposal may not contain all the information that is important to you. To understand the Asset Sale Proposal and the Asset Purchase Agreement fully, we encourage you to carefully read this entire proxy statement, including, but not limited to, the Asset Purchase Agreement which is included in this proxy statement as Annex A.
Background for the Asset Sale and Dissolution
As part of the ongoing consideration and evaluation of Yield10’s long-term prospects and strategies, the Board of Directors frequently reviews, with the Company's management and outside advisors, strategic and financial alternatives for Yield10, considering developments in Yield10’s business, the sectors which it is targeting commercially, the economy generally and financial markets, with the goal of enhancing value for its stockholders. As part of this process, including during the last approximately 14 months, members of Yield10’s management have engaged in financing discussions with bankers, potential investors as well as business development and strategic transaction discussions with companies in a wide variety of industries including energy, seed, grain processing, animal feed, chemical and pharmaceutical companies.
•On September 1, 2023, Yield10 and BioMar Group (“BioMar”) executed a Confidential Disclosure Agreement, and this was followed up on a conference call on September 15 with BioMar representatives to discuss their interest in sourcing Camelina omega-3 oil. On September 28, 2023, representatives of BioMar provided Yield10 with a draft non-binding letter of intent (“LOI”) to form a partnership to commercialize Camelina engineered to produce omega-3 oil.
•On September 20-21, 2023, the Board of Directors held an in-person meeting, during which the directors and members of the management team along with representatives from Covington & Burling LLP ("Covington"), its corporate legal counsel, discussed the status of ongoing discussions with potential partners for Camelina feedstock oil for biofuels. Management presented a structure and key terms for a biofuel partnership or joint venture where the partner would support Yield10’s Camelina development activities for four years. Management reviewed the nature and status of ongoing discussions with six commercial partner prospects. At the meeting, management outlined a plan to secure an omega-3 commercial license from Rothamsted Research Limited ("Rothamsted"), as well as financing plans and cash runway. Yield10 management also provided an update on Camelina product development timelines and seed operations. It was determined at this meeting that Yield10 would conduct weekly video conference meetings with the Board of Directors along with representatives of management and Covington.
•On September 28, 2023, the Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the status of discussions related to a partnership or joint venture in biofuels as well as interest in Yield10’s omega-3 program.
•On October 11, 2023, Yield10 executed a mutual confidential non-disclosure agreement with Vision Bioenergy Oilseeds LLC (“VISION”) and began to progress discussions on Camelina development programs for biofuels feedstocks.
•On October 11, 2023, Yield10 received comments from BioMar on the draft of the non-binding LOI.
•On October 12, 2023, the Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the status of discussions related to a partnership or joint venture in biofuels with VISION and at least five other parties as

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well as interest from three major aquafeed producers. Discussion also focused on cash runway, the need to conserve cash, and potential financing options.
•On October 17, 2023, Dr. Oliver Peoples, Chief Executive Officer of Yield10, exercised Yield10’s exclusive option to an exclusive license to Rothamsted Camelina omega-3 oil technology.
•On October 18, 2023, Yield10 and Rothamsted each issued a press release announcing the exercise of the exclusive option.
•On October 19, 2023, Yield10's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed ongoing discussions with potential bioenergy partners including pushback on terms related to providing funding support to support Yield10's Camelina development. Following the announcement that Yield10 had exercised the License option with Rothamsted for the omega-3 Camelina technology, business development outreach and inbound inquiries identified several partner prospects. Based on this, management provided an overview of discussions underway with four companies interested in the omega-3 program and current internal estimates of the level of funding/support that would be required to bring omega-3 Camelina to initial commercialization.
•On October 20, 2023, representatives of Yield10 and VISION held a video conference call to discuss their potential interest in Yield10’s Camelina program including herbicide tolerant varieties for producing biofuel feedstock oil.
•On October 26, 2023, Yield10 and BioMar signed a non-binding LOI to form a partnership to commercialize Camelina engineered to produce omega-3 oil.
•On October 31, 2023, Yield10 and BioMar each issued a press release announcing the non-binding LOI to form a partnership to commercialize Camelina engineered to produce omega-3 oil.
•During early November 2023, discussions continued with multiple omega-3 and biofuel partnering or financing prospects.
•On November 27, 2023, members of the management team discussed options to extend the cash runway by reducing costs.
•On November 27, 2023, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed recent feedback from potential partners in biofuels, reviewed and approved a proposed plan by the management team to reduce salaries of staff and the management team, and reviewed and approved a plan to file an S-1 to execute a financing.
•On November 30, 2023, the Company's Board of Directors approved the full or partial furlough of approximately 65% of Yield10’s workforce, most of whom are located in the Company’s Woburn facility. On November 30th, the Board of Directors also approved amendments to the employment agreements of its four executive officers temporarily reducing the salary of each executive officer to $684 per week. These changes to compensation took effect on December 4, 2023. This matter was disclosed in an 8-K filing on December 6, 2023.
•On December 1, 2023, a call was held with VISION during which VISION expressed strong interest in accessing Yield10’s Camelina assets for biofuels.
•On December 6, 2023, in response to a due diligence request from VISION, Yield10 provided due diligence materials to VISION in a virtual data room.
•On December 7, 2023, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the status of ongoing discussions with potential partners for Camelina feedstock oil for biofuels and omega-3 technology. The Board also provided their input on the process for the execution of a transaction with VISION should it reach the term sheet stage. Management reviewed the Company’s cash runway and steps that must be taken to preserve cash. At the request of the Board, representatives of Covington described

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certain fiduciary duties of the Board under Delaware law, as well as considerations pertaining to insolvency, both from the balance sheet perspective, equitable insolvency and the market value of the Company’s assets. Described were the various available alternatives for sales of assets, wind-down or liquidation, an assignment for the benefit of creditors, Chapter 7 and Chapter 11 bankruptcy proceedings, the paths that each option would involve and the differences between them.
•On December 14, 2023, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed status of due diligence and negotiations with VISION, other business development updates as well as an update on cash runway and projection of cash into first quarter 2024.
•On December 20, 2023, a due diligence call was held with VISION to discuss IP-related matters.
•On December 21, 2023, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the completion of most due diligence with VISION. A consultant for Yield10 also attended the meeting and provided an update on discussions with BioMar.
•On January 4, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed progress with VISION where Dr. Peoples had been informed that VISION had obtained required internal approvals to proceed with seeking a license to Yield10’s herbicide tolerance technology for Camelina. An update from Rothamsted indicated that they were drafting the commercial agreement and would update Yield10 accordingly.
•On January 6, 2024, VISION sent Yield10 a proposal related to the Yield10 herbicide tolerance technology and on January 8, 2024, Yield10 provided feedback to their proposal requesting clarification on key terms and Yield10's use of the herbicide tolerance technology for other products.
•On January 10, 2024, Yield10 sent a comprehensive product development plan and budget estimate for the production of Camelina omega-3 oil to BioMar for review.
•On January 11, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed proposal and feedback to VISION, ongoing engagement with four bioenergy companies. Representatives from Covington described certain fiduciary duties of the Board under Delaware law, as well as considerations pertaining to insolvency, both from the balance sheet perspective, equitable insolvency and the market value of the Company’s assets. Described were the various available alternatives for sales of assets, wind-down or liquidation, an assignment for the benefit of creditors, Chapter 7 and Chapter 11 bankruptcy proceedings, the paths that each option would involve and the differences between them. The Board asked management to work on contingency plans in the event the Company has no choice but to file for Chapter 11 or Chapter 7.
•On January 12, 2024, Yield10 executed a mutual confidential non-disclosure agreement with Nuseed, and this was followed up with a call.
•On January 14, 2024, a follow up call was held with Oliver Peoples and the Chief Executive Officer of VISION to discuss financial terms of the VISION proposal where it was clear there was a significant gap between the terms proposed by each party.
•On January 15, 2024, a call was held with a broader team at Nuseed including the General Manager.
•On January 18, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed status of ongoing business development discussion with multiple companies.
•On January 19, 2024, Yield10 and VISION held a follow up call to discuss the term sheet in detail and develop a path forward.
•On January 23, 2024, a call was held with multiple representatives of Yield10 and Nuseed to discuss the technology, capabilities, development status and other business matters relating to Camelina.

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•On January 24, 2024, a call was held with the General Manager of Nuseed where Yield10 made a proposal on a structure and funding for a potential partnership in biofuels.
•On January 24, 2024, a call was held with VISION to discuss potential milestones relating to the herbicide tolerance technology license.
•On January 25, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed key terms and the status of draft license agreement with VISION. They also discussed Yield10's proposal for omega-3 partnership with Nuseed, and the urgency around Yield10’s cash runway and contingency plans if cash could not be raised by mid-February.
•On January 26, 2024, a call was held with Company A to discuss the structure, financing and timing of a potential partnership for omega-3 oils structured around investment and development support tied to omega-3 oil offtake commitments.
•On February 1, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed key terms and status of draft license agreement with VISION and the resources needed to support the agreement once signed. The board also discussed Yield10 developing a proposal on omega-3 program to propose to Nuseed, and the urgency around Yield10’s cash runway and contingency plans if cash could not be raised by mid-February.
•On February 1, 2024, a call was held with VISION to discuss and finalize an issue in the proposed license agreement between the parties.
•On February 9, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the final draft license agreement with VISION and Yield10’s proposal on omega-3 program to Nuseed. The Board of Directors also discussed the timing of receipt of funds from VISION, the costs associated with delivery of License milestones and impact on cash runway and contingency plans.
•On February 9, 2024, Yield10 executed a license and service fee agreement with VISION for access to herbicide tolerance technology in Camelina. VISION paid Yield10 a total of $3.0 million in consideration for the license.
•On February 14, 2024, Yield10 and VISION each issued a press release announcing the license for herbicide tolerant Camelina cultivated for the production of biofuel feedstock oil.
•On February 15, 2024, the Company's Board of Directors held a videoconference Board meeting, during which the directors and members of the management team along with representatives from Covington discussed key terms of a proposal to Compnay A as well as ongoing outreach to several companies in biofuel and omega-3 markets.
•On February 22, 2024, Company A sent to Yield10 a series of questions pertaining to the 10-year financial model provided by Yield10.
•On February 29, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed engagement with Company A including Yield10 requirement for a funded program.
•On March 11, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed engagement with Company A including gaining alignment on structure of the agreement.
•On April 4, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed engagement with Company A as well as provided an update on the status of the commercial license agreement from Rothamsted.

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•On April 18, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed an update as to recent business development meetings and discussions with Company A, and outlined some high-level terms for the potential agreement, including development funding, a commercial offtake agreement, and an option to become a joint venture partner. Management also provided an update on discussions with investment banks regarding potential financing.
•On May 7, 2024, Kristi Snell, Yield10’s Vice President of Research and Chief Science Officer, and Yield10’s business development consultant hosted a tour of Canadian facilities for an executive and members of the R&D leadership team from Nuseed.
•On May 11, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington and an investment bank discussed market conditions, timing and other aspects of a proposed financing. Management also provided an update on discussions with BioMar and NuSeed.
•On May 10, 2024, Yield10 obtained the contact information of a Financial Advisor believed to work closely with Nufarm, Nuseed’s parent company. An introductory call between Nuseed and Yield10 was arranged for May 15.
•On the May 15, 2024 call, Oliver Peoples, the Chief Executive Officer of Yield10, provided an overview of the earlier discussions with Nuseed, the strategic fit of Yield10 with Nuseed and the gap in value that would need to be addressed. Dr. Peoples also expressed the interest of the Yield10 Board and executive team in finding a path forward to facilitate a transaction with Nufarm/Nuseed. The bankers were already well informed of the prior discussions and interest in the Yield10's assets up to the Board level of Nufarm and indicated they would follow up with Nufarm to determine a path forward.
•On May 16, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed an update on a financing transaction as well as updates on discussions with Company A and Nuseed. Management also indicated that efforts were underway to complete and sign the Rothamsted commercial agreement.
•On May 17, 2024, Dr. Peoples had a phone call with Company A to discuss the proposed partnership and offtake agreement for omega-3 oil.
•On May 22, 2024, Dr. Peoples had a phone call with representatives of the Financial Advisor to discuss the interest of Nuseed in Yield 10 assets. During the call, the representatives of the Financial Advisor indicated that transaction could be progressed with Nuseed provided Yield10 was open to an asset sale, but that there was still a significant gap between the proposed valuations by the parties.
•On May 30, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed an update with respect to business development transaction with Company A, Nuseed and another Company with respect to omega-3 and three companies with respect to biofuels.
•On the evening of May 30, 2024, Dr. Peoples had a follow up call with the Financial Advisor to indicate the Board's interest in progressing with the Asset Sale to Nuseed provided that the parties could bridge the gap in valuation in such a way that Yield10 would be able to provide some return to investors. After further discussion on the call Dr. Peoples asked the Financial Advisor to provide a proposal.
•On June 3, 2024, Dr. Peoples had a follow up call to discuss progress with Nuseed following which Yield10 received a written preliminary proposal from Nuseed which he then circulated to the Yield10 board and executive team.
•On June 6, 2024, a consultant for Yield10 provided feedback on a draft binding memorandum of understanding ("MOU") related to the development of omega-3 Camelina to the management of Company A.
•On June 7, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed an

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update on discussions with several companies as well as the proposal received from Nuseed (and its Fianancial Advisor) relating to a transaction that would involve the Asset Sale to Nuseed.
•On June 9, 2024, Yield10 provided a written response to the Nuseed proposal to the Financial Advisor based on the Yield10 Board discussion held on June 7, 2024.
•On June 10, 2024, Yield10 received a series of specific questions from Nuseed to clarify some aspects of. the Yield10 proposal.
•On June 11, 2024, the Financial Advisor requested that Nuseed be provided access to Yield10 Agreements related and important to the proposed Asset Sale.
•On June 13, 2024, Yield10 and Rothamsted signed an agreement whereby Rothamsted granted Yield10 an exclusive, global license to advanced technology for producing omega-3 products in Camelina.
•On June 13, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed feedback from Nuseed regarding due diligence topics. Management provided a review of outstanding financial obligations.
•On June 17, 2024, each of Yield10 and Rothamsted issued a press release announcing that Rothamsted granted Yield10 an exclusive, global license to advanced technology for producing omega-3 products in Camelina.
•On June 19, 2024, Dr. Peoples followed up with the Financial Advisor by email, indicating that the Company was making good progress on other business development activities with other interested parties including parties specifically interested in omega-3 oils and the need to determine if there was a better path forward with Nuseed.
•On June 25, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed ongoing business development discussions and a transaction framework for a proposal to Nuseed. Management and representatives of Covington also reviewed preparations needed to file for potential bankruptcy.
•On June 27, 2024, Dr. Peoples had an introductory call with the CEO of Company A to discuss the proposed partnership and uncertainties around Yield10 securing additional financial resources to progress the development of the Camelina omega-3 technology.
•On July 1, 2024, Yield10 representatives had a call with Company A to discuss the status of the draft partnership agreement and possible paths forward in view of the challenging financing environment for pre-revenue agbiotech companies in the U.S. The proposal from Company A did not include material financial support for the first 12 months of the partnership, representing a challenge to Yield10.
•On July 3, 2024, Dr. Peoples had a follow up call with the General Manager of Nuseed to discuss a proposed transaction.
•On July 8, 2024, Yield10 received a draft MOU from Nuseed outlining the key terms and conditions for (a) a license to omega-3 technology for an upfront fee of $4 million plus a 6% service fee on net sales of licensed products and (b) the purchase of substantially all of the assets of Yield10 for a purchase price of $3.5 million (total consideration of $7.5 million), which was then circulated to the Board and executive team.
•On July 9, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed Nuseed’s proposal, after which Yield10 provided a written response to Nuseed on conditions required for Yield10 to proceed, including total consideration of at least $9 million for the license and the asset acquisition.
•On July 10, 2024, Dr. Peoples had a follow up call with the General Manager of Nuseed to discuss the proposed transaction, during which the parties reached agreement on the structure and financial considerations in order to proceed, including an upfront fee of $5 million for the license, a secured loan of $1

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million from Nuseed to Yield10, and a purchase price of $3 million for the asset acquisition which could be partially paid by offsetting the outstanding amount of the secured loan (total consideration of $8 million).
•On July 11, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the business terms that had been discussed with Nuseed relating to exclusive rights and a license agreement for omega-3 technology. Dr. Peoples described the provisions of the documents and a summary that had been circulated prior to the call.
•On July 12, 2024, Nuseed proposed an update to the terms of the license agreement whereby $3 million was offered for an upfront fee for a non-exclusive sublicense to omega-3 technology, with an additional $2 million fee conditioned on Yield10 obtaining Rothamsted's consent to Yield10's grant of an exclusive sublicense to certain components of Rothamsted's technology to Nuseed. The Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the business terms that had been discussed with Nuseed relating to the license agreement and MOU for the sale of the Yield10 assets to Nuseed on receipt of stockholder approval. They discussed the provisions of the documents and a summary that had been circulated prior to the call. After further discussion, and the lack of any viable alternative, the Board approved proceeding with the transaction.
•On July 12, 2024, Yield10 and Nuseed signed a commercial license to omega-3 assets for producing oil in Camelina and an MOU for the Asset Sale.
•On July 17, 2024, each of Yield10 and Nuseed/Nufarm issued a press release announcing the commercial license to omega-3 assets for producing oil in Camelina and the signing of an MOU for the Asset Sale.
•On July 29, 2024, Nuseed provided Yield10 with a due diligence request list as well as a draft Asset Purchase Agreement.
•On August 1, 2024, Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed activities underway to gain consents under licensing agreements needed in conjunction with the Asset Purchase Agreement. Management also provided an update on cash balances and near term forecasted cash usage.
•On August 8, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the activities underway to gain consents under licensing agreements needed in conjunction with the Asset Purchase Agreement, progress on due diligence and status of the Asset Purchase Agreement. Management also provided an update on cash balances and near-term forecasted cash usage.
•On August 15, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the progress on due diligence and status of the Asset Purchase Agreement. Management also provided an update on cash balances and near-term forecasted cash usage.
•On August 15, 2024, Dr. Peoples and the General Manager of Nuseed had a phone call to discuss certain aspects of the Asset Purchase agreement. Dr. Peoples also provided an update on the current status of IP, biological materials in greenhouses and in the field, and regulatory matters.
•On August 22, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the status of the proposed transaction.
•On August 28, 2024, Dr. Peoples had a call with the General Manager of Nuseed to discuss the Company’s interest in setting up a secured loan by the end of the week. In light of the terms of the loan, there was also discussion about setting the the purchase price of the Asset Purchase agreement at $5 million.
•On August 29, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the

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recent progress toward completing due diligence and the drafting of the Asset Purchase Agreement. In addition, management indicated that based on projected cash balances, the Company was in need of a loan from Nuseed. Dr. Peoples was given the go-ahead to reach out to the General Manager of Nuseed to request a secured loan.
•On September 4 and 5, 2024, Yield10 and Nuseed exchanged comments on the draft secured loan agreement (the "Secured Note Agreement").
•On September 5, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the business terms of the Secured Note Agreement and the Board approved signing the Secured Note Agreement.
•On September 5, 2024, Yield10 and Nuseed signed the Secured Note Agreement under which Yield10 may borrow up to $3 million.
•On September 9, 2024, Yield10 filed a form 8-K disclosing the signing of the Secured Note Agreement.
•The week of September 9, 2024, Yield10 and Nuseed exchanged drafts of various documents related to the asset purchase agreement.
•On September 12, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the status of the preparation of the Asset Purchase Agreement, the wind-down plan for operations, preparation of the Special Meeting proxy statement and reviewed financial projections.
•On September 17, 2024, the Company's Board of Directors held a videoconference meeting, during which the directors and members of the management team along with representatives from Covington discussed the final draft of the Asset Purchase Agreement, its terms and conditions. The Board voted unanimously in favor of signing the Asset Purchase Agreement and approved a resolution supporting the proposals in the Special Meeting proxy statement.
•On October 1, 2024, Yield10 and Nuseed signed the Asset Purchase Agreement.
Principal Terms and Conditions of the Asset Purchase Agreement
The following is a summary of the principal terms and conditions of the Asset Purchase Agreement, which are further described under and qualified in their entirety by the full text of the Asset Purchase Agreement. Pursuant to the Asset Purchase Agreement, the parties agreed to, among other things, the following terms and conditions:
Purchased Assets
Under the terms of the Asset Purchase Agreement, the Company has agreed to sell to Nuseed all of Yield10’s rights, title and interest in, to, and under all of the assets, properties and rights which relate to, or are used or held for use in connection with its Camelina research and development program, including the following assets, collectively referred to as the Purchased Assets:
•all Camelina seed inventory, germplasm, seeds (including parent seeds) and other breeding materials;
•certain contracts;
•all of Yield10’s patents and other intellectual property rights (excluding trademarks and copyrights) that are owned by Yield10 or as to which Yield10 has been granted a license for to use in Camelina and oilseed crops;
•rights under Yield10’s commercial license agreements with Rothamsted and VISION;
•all of Yield10’s regulatory permits, filings and records with USDA-APHIS, CFIA, and EPA;
•all of Yield10’s know-how and records related to the GRAIN platform as well as research records;
•rights to Actions;
•prepaid expenses and credits;

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•rights under warranties and indemnities;
•insurance policies and benefits;
•certain of Yield10’s furniture, lab equipment, lab supplies and other tangible personal property (the “Tangible Personal Property”);
•books and records related to Yield10’s business (other than as excluded below); and
•all goodwill and going concern value of the Yield10’s business.
Excluded Assets
Under the terms of the Asset Purchase Agreement, the following (the “Excluded Assets”) will not be transferred to Nuseed and will be retained by Yield10 following the Closing:
•all cash and cash equivalents of Yield10;
•all contracts other than the Assigned Contracts (the “Excluded Contracts”);
•all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones and other tangible personal property other than the Tangible Personal Property;
•corporate seals, organizational documents, minute books, stock books, books of account or other records having to do with the corporate organization of Yield10;
•all rights that accrue or will accrue to Yield10 in connection with the Asset Purchase Agreement;
•any Purchased Assets sold or otherwise disposed of in the ordinary course of business and not in violation of any provisions of the Asset Purchase Agreement from the date of the Asset Purchase Agreement until the Closing of the Asset Sale;
•all rights in connection with, and assets of, any benefit plan; and
•all rights, claims and credits of Yield10 to the extent relating to any Excluded Asset or any Excluded Liability(as defined below).
Assumed Liabilities
Under the terms of the Asset Purchase Agreement, Nuseed will assume specified accounts payable related to contracts assigned to Nuseed, all liabilities arising after the closing under or relating to the Assigned Contracts (other than those liabilities that relate to any performance or failure to perform prior to the Closing) and all other liabilities solely to the extent arising exclusively or primarily out of Nuseed’s operation of Yield10’s business and ownership and use of the Purchased Assets from and after the Closing (collectively, the “Assumed Liabilities”).
Excluded Liabilities
Under the terms of the Asset Purchase Agreement, the following liabilities, (the "Excluded Liabilities"), will not be transferred to Nuseed and will be retained by Yield10 following the Closing:
•any liabilities of Yield10 arising or incurred in connection with the negotiation, preparation, investigation and performance of the Asset Purchase Agreement and the transactions contemplated thereby, including fees and expenses of counsel, accountants, consultants, advisers and others;
•any liability for (i) taxes relating to Yield10’s business, the Purchased Assets or the Assumed Liabilities for any taxable period (or portion thereof) ending on or before the Closing Date; (ii) taxes that arise out of the consummation of the Asset Sale or that are the responsibility of Yield10 pursuant to the Asset Purchase Agreement; or (iii) taxes of Yield10 (or any owner or affiliate of Yield10) of any kind or description for any taxable period, including any liability for taxes of Yield10 (or any owner or affiliate of Yield10) that becomes a liability of Nuseed under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or

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non-U.S. Law) or any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or law;
•any liabilities relating to or arising out of the Excluded Assets;
•any liabilities in respect of any pending or threatened Action arising out of, relating to or otherwise in respect of the operation of Yield10’s business or the ownership or use of the Purchased Assets to the extent such Action relates to such operation, ownership or use on or prior to the Closing Date;
•any Liabilities of Yield10 arising under or in connection with any benefit plan providing benefits to any present or former employee of Yield10, whether arising prior to, on or after the Closing;
•any liabilities of Yield10 for any present or former employees, agents or independent contractors of Yield10, including any liabilities associated with any claims for wages or other benefits, workers’ compensation, severance, retention, termination or other payments, to the extent arising out of or relating to facts, circumstances or conditions existing on or prior to the Closing;
•any Environmental Claims, or liabilities under Environmental Laws, to the extent arising out of or relating to facts, circumstances or conditions existing on or prior to the Closing or otherwise to the extent arising out of any actions or omissions of Yield10;
•any liabilities of Yield10 relating to or arising from unfulfilled commitments, quotations, purchase orders, customer orders or work orders that (i) do not constitute part of the Purchased Assets, (ii) did not arise in the ordinary course of business, or (iii) are not validly and effectively assigned to Nuseed pursuant to the Asset Purchase Agreement;
•any liabilities to indemnify, reimburse or advance amounts to any present or former officer, director, employee or agent of Yield10 (including with respect to any breach of fiduciary obligations by same), except for indemnification of same pursuant to the Asset Purchase Agreement;
•any liabilities under the Excluded Contracts or any other contracts, (i) which are not validly and effectively assigned to Nuseed pursuant to the Asset Purchase Agreement, (ii) which do not conform to the representations and warranties with respect thereto contained in the Asset Purchase Agreement, or (iii) to the extent such liabilities arise out of or relate to a breach by Yield10 of such contracts prior to Closing;
•any liabilities associated with indebtedness for borrowed money of Yield10, including any debt, loans or credit facilities of Yield10 owing to financial institutions; and
•any liabilities arising out of, in respect of or in connection with the failure by Yield10 or any of their affiliates to comply with any law or governmental order.
Consideration for the Asset Sale
As consideration for Yield10’s sale and delivery of the Purchased Assets to Nuseed, and Yield10’s other covenants and obligations under the Asset Purchase Agreement, Nuseed will pay a base purchase price in an aggregate amount equal to $5 million less (i) outstanding loan amounts received by Yield10 through the date of closing and (ii) the aggregate amount of Yield10 trade payables assumed by Nuseed before or in connection with the closing of the Asset Sale. The terms of the promissory note with Nuseed permits the Company to borrow up to $3.00 million with an interest rate of 7 percent per annum. Through September 20, 2024, the Company has received loan amounts totaling $1.10 million.
Representations and Warranties of Yield10 and Nuseed
The Asset Purchase Agreement contains representations and warranties that Yield10, on the one hand, and Nuseed, on the other hand, have made to each other as of specific dates. Stockholders should not rely on the representations and warranties as characterizations of the actual state of facts or circumstances, and should bear in mind that the representations and warranties were made solely for the benefit of the parties to the Asset Purchase Agreement, were negotiated for purposes of allocating contractual risk among the parties to the Asset Purchase Agreement rather than to establish matters as facts, may be subject to contractual standards of materiality different from those generally applicable to stockholders, and are qualified by matters contained in the confidential disclosure schedule that Yield10 delivered to Nuseed in connection with the Asset Purchase Agreement, which are not reflected in the Asset Purchase Agreement. Moreover, information concerning the subject matter of

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such representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be reflected in Yield10’s public disclosures.

The Asset Purchase Agreement contains a number of representations and warranties of Yield10 to Nuseed relating to, among other things: due organization; authority; good title; non-contravention; consents; financial statements; sufficiency of assets; intellectual property; assigned contracts; legal proceedings and governmental orders; compliance with laws; taxes; and accuracy of proxy statement.

The Asset Purchase Agreement contains a number of representations and warranties of Nuseed to Yield10 relating to, among other things: corporate status; authority; non-contravention; consents; sufficiency of funds; and legal proceedings.

Many of the representations and warranties contained in the Asset Purchase Agreement are qualified by a knowledge standard or a materiality standard.
Yield10 Covenants
The Asset Purchase Agreement contains a number of pre-Closing covenants, pursuant to which, until the earlier to occur of the Closing and the termination of the Asset Purchase Agreement in accordance with its terms, Yield10 agreed to:

•use commercially reasonable efforts to maintain and preserve intact the organization and franchise of its business and to preserve the rights, franchises, goodwill, and relationships of its employees, independent contractors, customers, lenders, suppliers, regulators, and others having business relationships with Yield10 in relation to its business;
•except with the prior written consent of Nuseed or in accordance with the terms of the Asset Purchase Agreement, refrain from:
◦entering into new material contracts or terminating, renewing, amending, waiving, modifying, or violating the terms of any Assigned Contract;
◦transferring, buying, entering into any agreements with respect to, or terminating any licenses or other intellectual property;
◦granting any increases in the compensation, perquisites, or benefits (whether through the payment of, or agreement to pay, bonus amounts or otherwise) to any employee, independent contractor or director who performs services in connection with Yield10’s business;
◦hiring or terminating employees;
◦creating any encumbrance over any of the Purchased Assets;
◦revaluing any of the Purchased Assets (whether tangible or intangible), other than in the ordinary course of business;
◦engaging in or entering into any material transaction or commitment, or relinquishing any material right, in connection with Yield10’s business, in each case, outside the ordinary course of business;
◦initiating or settling any litigation or arbitration in connection with Yield10’s business; or
◦adopting or changing Yield10’s accounting policies or procedures;
•subject to certain exceptions, afford Nuseed and its representatives, reasonable access to all books, records, files and documents related to the Purchased Assets as Nuseed may reasonably request;
•(i) cease and cause to be terminated all existing discussions or negotiations that could lead to an Acquisition Proposal and cease providing any information to any person and its representatives in connection with such discussions or negotiations; (ii) refrain from encouraging, soliciting, initiating, facilitating, or continuing inquiries regarding an Acquisition Proposal, entering into discussions or negotiations with, or providing any information to, any person concerning a possible Acquisition Proposal; (iii) entering into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal; (iv) otherwise facilitating any

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effort or attempt to make an Acquisition Proposal; (v) furnishing to any person any non-public information relating to Yield10’s business or afford to any such person access to Yield10’s, properties, assets, books, records or other non-public information, in any such case with the intent to induce, or that would reasonably be expected to result in, the making, submission or announcement of an Acquisition Proposal; or (vi) grant any waiver or release under, or fail to enforce, any standstill or similar agreement, except to the extent that Yield10 in good faith, after consultation with financial advisors and outside legal counsel, determine that the failure to do so would cause Yield10’s Board of Directors to be in breach of its fiduciary duties under applicable law; and
•except in the case of a Superior Proposal, not to permit the Board of Directors or any committee thereof to (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Nuseed, fail to make, or fail to include in the proxy statement the Board Recommendation (as defined below); approve, authorize, endorse, adopt or recommend (publicly or otherwise) (or publicly propose to approve, authorize, endorse, adopt or recommend) an Acquisition Proposal; or if any Acquisition Proposal has been publicly disclosed, fail to publicly reaffirm the Board Recommendation within five business days after Nuseed requests to do so in writing, or, subject to certain exceptions, cause or permit Yield10 to execute or enter into any letter of intent, term sheet, commitment or definitive agreement relating to any Acquisition Proposal.
Yield10 additionally agreed to take a number of additional actions, including to;
•duly call and hold a meeting of its stockholders for the purpose of seeking the approval and adoption of the Asset Purchase Agreement, any ancillary agreement to which Yield10 will be a party, the Asset Sale, any other transactions contemplated thereby by the requisite number of stockholders of Yield10 required to approve the Asset Sale pursuant to the DGCL (the “Stockholder Approval”);
•prepare this proxy statement with consultation from Nuseed and its counsel;
•submit all notices, filings, and other submissions required to transfer to Nuseed, as of the Closing, the permits included in the Purchased Assets; and
•deliver all required notices to third parties in connection of the transfer of Purchased Assets to Nuseed in connection with the Asset Sale.
From and after the Closing, Yield10 has agreed to certain confidentiality obligations with respect to Yield10’s business as well as, for a period of five years following the Closing, non-competition and non-solicitation obligations.
Mutual Covenants
The Asset Purchase Agreement contains a number of covenants of Yield10 and Nuseed to the other party, relating to, among other things: notice of certain events, further assurances, and certain tax matters.
Board Recommendation
The Board of Directors unanimously (i) determined that the Asset Purchase Agreement, the Asset Sale and the other transactions contemplated thereby are fair to and in the best interests of Yield10 and its stockholders and has declared it advisable to enter into the Asset Purchase Agreement with Nuseed, and (ii) adopted resolutions approving the Asset Purchase Agreement, the Asset Sale and the consummation of the other transactions contemplated by the Asset Purchase Agreement and recommending to the stockholders of Yield10 to vote for the adoption of a resolution approving the sale of substantially all of Yield10’s assets pursuant to, and on the terms and conditions set forth in, the Asset Purchase Agreement at the Special Meeting, (the "Board Recommendation"). Subject to certain exceptions set forth in the Asset Purchase Agreement, Yield10 agreed that

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the Board of Directors may not withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Board Recommendation.
Closing Conditions
The obligations of Yield10 and Nuseed to consummate the Asset Sale pursuant to the Asset Purchase Agreement and other transactions contemplated thereby, are subject to the satisfaction of the following conditions:
•no governmental authority shall have enacted, issued, promulgated, enforced, or entered any law or governmental order that would make the Asset Sale illegal, otherwise restrain or prohibit consummation of the Asset Sale, or cause the Asset Sale to be rescinded following completion thereof; and
•approval of Yield10’s stockholders will have been obtained.
The obligation of Nuseed to complete the transactions contemplated by the Asset Purchase Agreement is subject to the satisfaction or waiver by Nuseed at or prior to the Closing of the following additional conditions:

•The accuracy of the representations and warranties of Yield10 contained in the Asset Purchase Agreement in all respects (in the case of any representation or warranty qualified by materiality or material adverse effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse effect) on and as of the date of the Asset Purchase Agreement and on and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects);
•Yield10 will have duly perfomed and complied in all material respects with all agreements, covenants, and conditions required in connection with the Asset Purchase Agreement;
•Between the date of the Asset Purchase Agreement and the Closing Date, here shall not have occurred any material adverse effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a material adverse effect;
•Between the date of the Asset Purchase Agreement and the Closing Date, there shall not have been any loss, damage, or destruction to or of any of the Purchased Assets in excess of $300,000 in the aggregate;
•No action by or before any governmental authority shall have been commenced or threatened in writing against Nuseed or Yield10 which seeks to prevent or restrain the consummation of the Asset Sale;
•Yield10 will have delivered to Nuseed certain closing deliverables;
•Rothamsted shall not have exercised its right to object to the assignment of the Rothamsted Agreement to Nuseed; and
•Nuseed shall have received all permits that are necessary for it to conduct the business of Yield10 as conducted by Yield10 as of the Closing Date.
The obligation of Yield10 to complete the transactions contemplated by the Asset Purchase Agreement is subject to the satisfaction or waiver by Yield10 at or prior to the Closing of the following additional conditions:

•The accuracy of the representations and warranties of Nuseed contained in the Asset Purchase Agreement in all respects (in the case of any representation or warranty qualified by materiality or material adverse effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse effect) on and as of the date of the Asset Purchase Agreement and on and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects);
•Nuseed shall have duly performed and complied in all material respects with all agreements, covenants, and conditions required in connection with the Asset Purchase Agreement; and
•Nuseed will have delivered to Yield10 (i) the purchase price and (ii) certain closing deliverables.

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Termination Events and Reimbursement Obligations
The Asset Purchase Agreement may be terminated at any time prior to the Closing of the Asset Sale:
•by written mutual consent of Yield10 and Nuseed;
•by Nuseed upon written notice to Yield10 if:
◦Nuseed is not then in material breach of any provision of the Asset Purchsae Agreement and there has been a breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Yield10 pursuant to the Asset Purchase Agreement that would give rise to the failure of any of the closing conditions specified in the Asset Purchase Agreement and, if capable of cure, such breach, inaccuracy, or failure has not been cured by Yield10 within 10 business days;
◦The closing conditions under the Asset Purchase Agreement have not been, or shall have become incapable of being, fulfilled by Yield10 by December 31, 2024, unless such failure is due to the failure of Nuseed to perform or comply with any of the covenants, agreements, or conditions under the Asset Purchase Agreement;
◦the Asset Purchase Agreement has been submitted to Yield10’s stockholders for adoption at a duly convened stockholder meeting and the requisite vote shall not have been obtained at such meeting (unless such stockholder meeting was adjourned or postponed, in which case at the final adjournment or postponement thereof);
◦a Change of Recommendation has occurred;
◦Yield10 or Yield10 Oilseed Inc. has breached certain covenants or agreements set forth in the Asset Purchase Agreement; or
◦Either Yield10 or Oilseed files for bankruptcy, liquidation, or dissolution, or takes similar action seeking protection against creditors under insolvency laws or has entered against it involuntarily a decree in bankruptcy or similar decree which remains in effect for 30 days prior to the Closing; or
•by Yield10 upon written notice to Nuseed if:
◦Yield10 and Oilseed are not then in material breach of any provision of the Asset Purchase Agreement and there has been a breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Nuseed pursuant to the Asset Purchase Agreement that would give rise to the failure of any of the conditions specified in the Asset Purchase Agreement and such breach, inaccuracy or failure has not been cured by Nuseed within 10 business days;
◦The closing conditions have not been, or become incapable of being, fulfilled by Nuseed by the Outside Date, unless such failure shall be due to the failure of Yield10 to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by it prior to the Closing; or
◦prior to the receipt of the requisite stockholder approval: (A) Yield10 has decided to terminate the Asset Purchase Agreement in order to, concurrently with such termination, enter into a definitive agreement with respect to a Superior Proposal and (B) Yield10 pays to Nuseed the applicable termination fee in accordance with the Asset Purchase Agreement.
Yield10 shall, in certain specified circumstances, pay Nuseed a termination fee of $120,000.
Survival; Indemnification Obligations
The representations and warranties contained in the Asset Purchase Agreement will survive the Closing and remain in full force and effect for 18 months following the Closing Date; provided that the Fundamental Representations shall survive for a period of six years from the Closing Date. Notwithstanding the foregoing, any claims for breaches of any representation or warranty asserted in good faith with reasonable specificity (to the extent known at such time) prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such

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claims shall survive until finally resolved. All covenants and agreements of the parties contained in the Asset Purchase Agreement shall survive the Closing for the period explicitly specified therein.
Other Agreements and Instruments
Bill of Sale and Assignment and Assumption Agreement
At the Closing, Yield10 and Nuseed will enter into a Bill of Sale and an Assignment and Assumption Agreement, pursuant to which Yield10 will sell, transfer, convey, assign and deliver the Purchased Assets and Assumed Liabilities to Nuseed.
Patent Assignment Agreement
At the Closing, Yield10 and Nuseed will enter into a Patents Assignment Agreement, pursuant to which Yield10 will assign to Nuseed all of its rights, title and interest in and to specified patents of Yield10.
Yield10's Conduct Following Approval of the Asset Sale Proposal
If the Asset Sale Proposal is approved by the requisite vote of our stockholders, among other things as may be completed at such times as our Board of Directors or, if applicable, our officers, in accordance with Delaware law, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders, we will consummate the Asset Sale pursuant to the Asset Purchase Agreement, and assuming the Dissolution Proposal is approved by the requisite vote of our stockholders, we will effect the Dissolution pursuant to the Plan of Dissolution, and file the Certificate of Dissolution with the Secretary of State of the State of Delaware dissolving the Yield10, as further described below.
Accounting Treatment of the Asset Sale
The Asset Sale will be accounted for as a “sale” by Yield10, as that term is used under U.S. generally accepted accounting principles, for accounting and financial reporting purposes.
No Appraisal or Dissenters' Rights
You may vote against the authorization of the Asset Sale Proposal, but under Delaware law, appraisal or dissenters’ rights are not provided to our stockholders in connection with the Asset Sale.
Vote Required and Our Board of Directors’ Recommendation for the Asset Sale Proposal
The affirmative vote of the holders of a majority of the outstanding shares of Yield10 common stock entitled to vote is required to approve the Asset Sale Proposal.

Brokerage firms do not have the authority to vote customers' unvoted shares held by firms in street name on this proposal. For the purpose of the Asset Sale Proposal, (i) a failure to vote your shares of common stock (including a failure of your bank, broker or other nominee to vote shares held on your behalf) will also count as a vote “AGAINST” the proposal to adopt the Asset Purchase Agreement (but such shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting), and (ii) abstentions will have the same effect as a vote “AGAINST” the Asset Sale Proposal, whether or not a quorum is present. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a stockholder returns a properly signed and dated proxy card without indicating voting preferences on such proxy card, the shares of common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by our Board of Directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

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PROPOSAL 2
APPROVAL OF THE DISSOLUTION PURSUANT TO THE PLAN OF DISSOLUTION
General
Our Board of Directors is presenting the Plan of Dissolution for approval by our stockholders at the Special Meeting. The Plan of Dissolution was unanimously approved by the Board of Directors, subject to stockholder approval, on September 17, 2024. A copy of the Plan of Dissolution is attached as Annex B to this proxy statement. All material features of the Plan of Dissolution are summarized below. We encourage you to read the Plan of Dissolution in its entirety.
Summary of the Plan of Dissolution and Dissolution Process
After the filing the Certificate of Dissolution with the Delaware Secretary of State, our activities will be limited to:
•paying all of our known obligations and liabilities;
•establishing a contingency reserve, consisting of cash or other assets, that we believe will be adequate for the satisfaction of all potential, contingent or conditional claims and liabilities;
•attempting to convert, sell or otherwise dispose of all of our remaining non-cash assets for cash or cash equivalents in an orderly fashion;
•terminating any of our remaining commercial agreements, relationships or outstanding obligations;
•paying operating and liquidation expenses and satisfying any contingent liabilities as they become due out of funds available in the contingency reserve;
•distributing pro rata in one or more additional liquidating distributions all of our remaining assets, if any, to our stockholders of record as of the Final Record Date;
•complying with SEC reporting requirements, as required; and
•completing tax filings.
Delaware law provides that, following the approval of the Plan of Dissolution by our stockholders, our Board of Directors may take such actions as it deems necessary in furtherance of the dissolution of Yield10 and the winding up of our operations and affairs.
As of September 20, 2024, we had approximately $1.16 million in cash and cash equivalents. We currently estimate that we will expend between $4.92 million and $4.40 million after September 20, 2024, which will be used to pay all expenses (including operating expenses up until the filing of the Certificate of Dissolution) and other known, non-contingent liabilities, and which also includes reasonable provision for expenses of liquidation and potential, contingent or unknown liabilities as required by Delaware law. If the Asset Sale is consummated, Nuseed will pay Yield10 base consideration of $5.00 million, less(i) outstanding loan amounts received by Yield10 through the date of closing, which, if the closing occurs on or around November 6, 2024, we estimate will be approximately, $[•] million, and (ii) the aggregate amount of Yield10 liabilities assumed by Nuseed before or in connection with the closing of the Asset Sale, which we anticipate to total between $0.05 million and $0.05 million. Based on the above estimates, we currently estimate that if the Asset Sale closes by November 6, 2024, the aggregate amount of an initial liquidating distribution to stockholders will be between $0.09 million and $0.61 million, or between $0.14 and $0.92 per share of common stock (based on 665,789 shares outstanding of common stock on September 20, 2024). Any liquidating distributions from us will be made to stockholders according to their holdings of common stock as of the Final Record Date, which shall be the date on which we close our stock transfer books and discontinue recording transfers of our common stock except for transfers by will, intestate succession or operation of law.

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In addition to the satisfaction of liabilities, we have used and anticipate continuing to use cash in the next several months for a number of items, including, but not limited to, the following:
•ongoing operating expenses up until the filing of the Certificate of Dissolution;
•expenses incurred in connection with our insurance coverage, including our directors’ and officer’s insurance;
•expenses incurred in connection with the Dissolution;
•severance and related costs; and
•professional, legal, consulting and accounting fees.
We may, at any time, turn our management over to a third party to complete the liquidation of our remaining assets and distribute the proceeds from the sale of assets to our stockholders pursuant to the Plan of Dissolution, including an assignment for the benefit of creditors. This third-party management may also be in the form of a liquidating trust, which, if adopted, would succeed to all our assets, liabilities and obligations. Our Board of Directors may appoint one or more of its members, our officer, or a third party to act as trustee or trustees of such liquidating trust. If all our assets are not distributed within three years after the date our dissolution, we expect to transfer our remaining assets to a liquidating trust at such time.
During the liquidation of our assets, we may pay our officers, directors, employees and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan of Dissolution. Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services.
Any Distributions to Stockholders are Highly Uncertain
Distributions to our stockholders, if any, to our stockholders may be paid in one or more distributions. Such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that may ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include unanticipated costs relating to the defense, satisfaction or settlement of existing or future lawsuits or other claims threatened against us or our officers or directors; amounts necessary to resolve claims of our creditors; and delays in the liquidation and dissolution or other winding up of our subsidiaries due to our inability to settle claims or otherwise.
Our estimate of the anticipated initial distribution amounts is preliminary and many of the factors that are necessary to determine how much, if any, we will be able to distribute to our stockholders in liquidation are subject to change and outside of our control. While we intend to pursue matters related to our liquidation and winding up as quickly as possible if we obtain approval from our stockholders, the timing of many elements of this process after our Dissolution will not be entirely within our control and, therefore, we are unable to estimate when we would be able to begin making any post-Dissolution liquidating distributions to our stockholders. See the section entitled “Risk Factors” beginning on page 8 of this proxy statement.
The description of the Dissolution contained in this introductory section is general in nature and is subject to various other factors and requirements, as described in greater detail below.
Background of the Proposed Dissolution and Plan of Dissolution
Please refer to the section titled “Proposal 1: Approval of the Asset Sale Pursuant to the Asset Purchase Agreement — Background for the Asset Sale and the Dissolution.”
Reasons for the Dissolution
Our Board of Directors believes that the liquidation and dissolution pursuant to the Plan of Dissolution is advisable and in the best interests of Yield10 and our stockholders. In reaching its decision to unanimously approve the Plan of Dissolution and to recommend that our stockholders vote to approve the Dissolution, our Board of Directors, in consultation

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with our management and financial, accounting, legal and tax advisors, considered a number of factors, including the risk described in the section titled “Risk Factors” beginning on page 8 of this proxy statement.
In making its determination, our Board of Directors considered, in addition to other pertinent factors:
•the fact that we had been working with investment banking firms to assist in reviewing and evaluating a range of financing vehicles to raise capital during calendar year 2023 through July 2024, and despite these efforts, we have been unsuccessful in identifying and completing a strategic transaction, including a merger, reverse merger, strategic partnership or other business combination, other than the Asset Sale, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount our stockholders would receive in a liquidation;
•the low probability that we would be presented with, or otherwise identify, within a reasonable period of time under current circumstances, any viable opportunities to engage in another attractive alternative strategic transaction that would provide value to our stockholders in excess of the amount our stockholders would receive in a liquidation;
•the determination by our Board of Directors, after conducting a review of our financial condition, evaluation of potential strategic alternatives, including prospects for a business combination, the results of operations and our future business prospects, that continuing to operate as a going concern is not reasonably likely to create greater value for our stockholders than the value that may be obtained for the stockholders pursuant to the Dissolution;
•the material costs associated with our business operations, including accounting, legal and other expenses in connection with operating as a publicly traded company, which we expect should be materially reduced following the Dissolution;
•the Dissolution Proposal is subject to approval by our stockholders and allows our stockholders to have a direct vote on whether they concur with such proposal as a favorable outcome for Yield10 and our stockholders;
•the fact that approval of the Plan of Dissolution by our stockholders authorizes our Board of Directors and officers to implement the Plan of Dissolution without further stockholder approval;
•the terms and conditions of the Plan of Dissolution permit the Board of Directors to abandon or delay implementation of the Dissolution prior to the filing of the Certificate of Dissolution if it determines that, in light of new proposals presented or changes in circumstances, a dissolution is no longer advisable and in the best interests of Yield10 and our stockholders;
•that under the DGCL, if the circumstances justifying the Dissolution change, the Certificate of Dissolution may be revoked after the Final Record Date, if our Board of Directors adopts a resolution recommending revocation and if our stockholders originally entitled to vote on the Dissolution approve such revocation at a meeting of our stockholders; and
•there are potential U.S. federal income tax benefits of the Plan of Dissolution to our stockholders, including that distributions received by a stockholder (as defined below in Material U.S. Federal Income Tax Consequences of the Dissolution”) pursuant to the Plan of Dissolution are intended to be treated as a reduction in the stockholder’s adjusted tax basis in such stockholder’s shares of common stock, but not below zero, with any excess treated as capital gain; for a more detailed discussion, please refer to Material U.S. Federal Income Tax Consequences of the Dissolution” below.
Our Board of Directors also considered certain material risks or potentially unfavorable or negative factors in arriving at its conclusion that the Dissolution is advisable and in the best interests of Yield10 and our stockholders, including, among others:
•there are uncertainties as to the timing, nature and amount of any liquidating distributions to stockholders, and the amounts we would ultimately distribute to our stockholders pursuant to the Plan of Dissolution may be

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substantially less than the amounts we currently estimate if the amounts of our liabilities, other obligations and expenses are higher than we currently anticipate;
•it is possible that the aggregate liquidating distributions that would be paid to a stockholder under the Plan of Dissolution would not exceed the amount that the stockholder could have received upon sales of its shares of common stock;
•the uncertainty of value, if any, of remaining assets of Yield10;
•the sale, distribution or other disposition of our remaining assets generally will be a taxable transaction for Yield10 and may result in corporate-level U.S. federal, state and local tax;
•our Board of Directors and our officers may have interests in the Plan of Dissolution that are different from, or in addition to, the interests of stockholders generally;
•in the event we fail to create adequate reserves for payment of the amounts ultimately payable in respect of expenses and liabilities, creditors may seek recovery from our stockholders and our stockholders may be required to return to certain creditors some or all of the liquidating distributions;
•the fact that, under the DGCL, our stockholders are not entitled to appraisal rights for their shares of common stock in connection with the Dissolution;
•potential changes in applicable laws (including tax laws) and regulations; and
•if the Dissolution pursuant to the Plan of Dissolution is approved by our stockholders, holders of shares of our common stock would generally not be permitted to transfer the shares of common stock after the Final Record Date, and such lack of liquidity and the delisting of our common stock from the OTC markets may adversely affect the trading prices of our common stock prior to the Final Record Date.
Our Board of Directors also considered the other factors described in the section titled “Risk Factors” beginning on page 8 of this proxy statement and under the caption “Risk Factors” in our Form 10-Q for the quarterly period ended June 30, 2024 filed with the SEC and other documents we file with or furnish to the SEC, in deciding to approve, and recommend that our stockholders approve, the Plan of Dissolution.
The preceding discussion is not intended to be an exhaustive description of the information and factors considered by our Board of Directors, but it addresses the material information and factors considered by our Board of Directors. In view of the variety of factors considered in connection with its evaluation of the Plan of Dissolution, our Board of Directors did not find it practical and did not quantify or otherwise attempt to assign relative weight to the specific factors considered in reaching its conclusions. In addition, our Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors.
At this time, our Board of Directors has considered all the strategic alternatives available to Yield10 and our Board of Directors has determined that the only strategic proposal available to Yield10 at this time is the Asset Sale and that, upon consummation of the Asset Sale, or even if such Asset Sale is not consummated, the Dissolution pursuant to the Plan of Dissolution is advisable and in the best interests of Yield10 and our stockholders. Our Board of Directors, however, retains the right to consider additional alternatives that may develop and abandon or delay implementation of the Plan of Dissolution should a superior alternative arise before the filing of the Certificate of Dissolution with the Delaware Secretary of State.
Delaware Law Applicable to our Dissolution
We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a summary of some of the DGCL provisions applicable to the Dissolution. The following summary is qualified in its entirely by Sections 275 through 283 of the DGCL, which are attached to this proxy statement as Annex C.
Delaware Law Generally

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•Authorization of Board of Directors and Stockholders. If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. Our Board of Directors has unanimously adopted a resolution deeming the Dissolution advisable and in the best interests of Yield10 and our stockholders. This proxy statement and its accompanying materials constitute a notice to this effect to our stockholders and a notice of the Special Meeting at which our stockholders of record on the Record Date may vote to approve the Dissolution, among other matters. The Dissolution must be authorized and approved by the holders of a majority of our outstanding common Stock on the Record Date entitled to vote on the Dissolution Proposal.
•Certificate of Dissolution. If a corporation’s stockholders authorize its dissolution, to consummate the dissolution the corporation must file a certificate of dissolution with the Secretary of State of the State of Delaware. If our stockholders authorize the Dissolution at the Special Meeting, we plan to file the Certificate of Dissolution with the Secretary of State of the State of Delaware before January 1, 2025, but recognize this may be delayed. Ultimately, the timing of such filing is subject to the discretion of our Board of Directors.
•Possible Permitted Abandonment of Dissolution. The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that our Board of Directors would abandon our proposed Dissolution once it is authorized by our stockholders, to provide our Board of Directors with the maximum flexibility to act in the best interests of our stockholders, the resolutions adopted by our Board of Directors included this kind of provision.
•Time of Dissolution. When a corporation’s certificate of dissolution is filed with the Secretary of State of the State of Delaware and has become effective, along with the corporation’s tender of all taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State of the State of Delaware, the corporation will be dissolved.
Continuation of the Corporation After Dissolution
A dissolved corporation continues its existence for three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits and enabling the corporation to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation before or during this survival period does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the three-year period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. The Plan of Dissolution will govern our winding up process after dissolution and is described in further detail under the section titled “— Description of our Plan of Dissolution and Dissolution Process” below.
Description of our Plan of Dissolution and Dissolution Process
The Dissolution will be conducted in accordance with the Plan of Dissolution, which is attached to this proxy statement as Annex B and incorporated by reference into this proxy statement. The following is a summary of our Plan of Dissolution and does not purport to be complete or contain all the information that is important to you. To understand our Plan of Dissolution more fully, you are urged to read this proxy statement as well as the Plan of Dissolution. Our Plan of Dissolution may be modified, clarified or amended by action by our Board of Directors at any time and from time to time, as further described below.
Authorization and Effectiveness
Our Plan of Dissolution may be filed with the Secretary of State of Delaware after the holders of a majority of the outstanding common stock entitled to vote on the Dissolution Proposal have authorized the Dissolution and will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Dissolution. If the Dissolution is

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approved by our stockholders, the timing of the filing of a Certificate of Dissolution will be subject to the discretion of the Board of Directors. The Final Record Date will be when the Certificate of Dissolution is filed with the office of the Secretary of State of the State of Delaware or such later date and time that is stated in the Certificate of Dissolution.
Survival Period
For three years after the Final Record Date (or such longer period as the Delaware Court of Chancery may direct), (the "Survival Period"), we will continue as a body corporate for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets to our stockholders. We will no longer engage in our existing business operations, except to the extent necessary to preserve the value of our assets and wind up our business affairs in accordance with our Plan of Dissolution. We anticipate that any distributions to our stockholders will be made in cash, and may be made at any time, from time to time, in accordance with the DGCL.
General Liquidation, Winding Up and Distribution Process
If the Plan of Dissolution is approved by the requisite vote of our stockholders, the steps set forth below will be completed at such times as our Board of Directors, in its discretion and in accordance with the DGCL, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders:
•the filing of a Certificate of Dissolution with the Delaware Secretary of State;
•the cessation of all Yield10’s business activities except those relating to winding up and liquidating Yield10’s business and affairs, including, but not limited to, prosecuting and defending suits by or against us, if any;
•the collection, sale, exchange or other disposition of remaining non-cash property and assets;
•the payment of or the making of reasonable provision to pay all claims and obligations, including all contingent, conditional or un-matured contractual claims known to us;
•the making of such provision as will be reasonably likely to be sufficient to provide compensation for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party;
•the making of such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to us or that have not arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of dissolution;
•the setting aside of a contingency reserve consisting of cash and/or property to satisfy such claims and contingent obligations of Yield10;
•if the Asset Sale is consummated, the making of an initial liquidating distribution to our stockholders of record determined as of the Final Record Date;
•the pro rata distribution to our stockholders, or the transfer to one or more liquidating trustees for the benefit of our stockholders under a liquidating trust, of the remaining assets of Yield10 after payment or provision for payment of claims against and obligations of Yield10; and
•the taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.
Estimated Distribution to Stockholders
If any funds remain available for such a distribution after the completion of the Asset Sale, as to which no assurance can be given, it is our current intention to make an initial liquidating distribution to our stockholders of record as of the Final Record Date as soon as practicable following the filing of the Certificate of Dissolution with the Delaware Secretary of State as creditor claims and contingent liabilities or paid and settled. Prior to the initial liquidating distribution, under the DGCL, we are required to pay or provide for payment of all our liabilities and obligations, including contingent liabilities. In determining whether adequate provision is being made for any outstanding liabilities or wind-up costs, our Board of Directors may consider a variety of factors. For example, in the case of outstanding disputed or contingent liabilities or potential liabilities, including from governmental authorities, considerations may include the estimated maximum amount of a potential claim, the likelihood

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that such claim will be resolved in the claimant’s favor or that the contingency will occur, and any mitigating factors including availability of insurance. Further, our ability to make a liquidating distribution could be adversely affected if any unanticipated liabilities or claims arise prior to the anticipated distribution.
Uncertainties as to the amount of liabilities make it impossible to predict precisely the aggregate amount that will ultimately be available for distribution. We will continue to incur claims, liabilities and expenses (including operating costs, salaries, taxes, legal and accounting fees and miscellaneous expenses) following the approval of the Dissolution pursuant to the Plan of Dissolution. These claims, liabilities and expenses, as well as any disputed or contingent liabilities or potential liabilities, will reduce the amount of cash and assets available for ultimate distribution to our stockholders.
Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or should such contingency reserve and the assets held by any liquidating trust or trusts be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each stockholder could be held liable for the repayment to creditors, out of the amounts theretofore received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess.
Based on the assumptions set forth below, among others, we currently estimate that the amount available for the initial liquidating distribution to our stockholders of record as of the Final Record Date will be between $0.09 million and $0.61 million, or between $0.14 and $0.92 per share of common stock based on 665,789 shares outstanding of common stock as of September 20, 2024.
This estimate of the amount that may be available for the initial liquidating distribution assumes, among other things:
•stockholder approval of the Asset Sale Proposal and the consummation of the Asset Sale;
•the Asset Sale closes on or before November __, 2024 and at the time of the closing, the aggregate amount outstanding under the secured promissory note issued to Nuseed is $[•] million. and (ii) the aggregate amount of Yield10 liabilities assumed by Nuseed before or in connection with the closing of the Asset Sale, which we anticipate to total between $0.05 million and $0.05 million, of Yield10 accounts payable outstanding under contracts assigned to Nuseed in connection with the Asset Sale;
•the aggregate amount of reductions in vendor obligations the Company may be able to negotiate, if any;
•that there will be no lawsuits filed or claims asserted against us or our officers or directors prior to or following the approval of the Dissolution pursuant to the Plan of Dissolution;
•that the dissolution and wind up of Yield10 will be completed within three years of the filing of the Certificate of Dissolution;
•a reserve of approximately $0.25 million for all unknown or potential claims and contingencies that could arise after the filing of the Certificate of Dissolution; and
•that the amount of our anticipated liabilities as of the approval of the Plan of Dissolution will not exceed the estimates contained in the table below.
Any one or more of these assumptions may prove to be wrong, which could reduce the amount available to distribute to our stockholders.
The following table sets forth our basis for calculating our estimate of the initial liquidating distribution to our stockholders of record as of the Final Record Date. The table is based upon several assumptions, including those set forth above, and estimates of certain liabilities. If our assumptions or estimates prove to be incorrect, our stockholders may ultimately receive substantially more or less. We do not plan to resolicit stockholder approval for the Dissolution pursuant to the Plan of Dissolution even if the amount ultimately distributed to our stockholders changes significantly from the estimates set forth in this proxy statement.

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ESTIMATED INITIAL LIQUIDATING DISTRIBUTION TO STOCKHOLDERS

(in millions, except for share and per share amounts)	Low	High
Cash and cash equivalents as of September 20, 2024	$1.16	$1.16

Estimated asset purchase price from Nuseed	5.00	5.00
Less loan distributions received from Nuseed through September 20, 2024	(1.10)	(1.10)
Less Nuseed assumption of liabilities at closing	(0.05)	(0.05)
Net remaining proceeds to be received from Nuseed at closing	5.01	5.01

Estimated Proceeds, Expenses and Cash Reserves
Operating expenses after September 20, 2024	1.08	1.08
Assumed contractual severance for executive officers	0.91	0.61
Assumed severance for other employees	0.15	0.13
Accounts payable and accrued liabilities	1.80	1.65
Insurance	0.65	0.65
Professional fees (attorneys, accountants, consultants)	0.13	0.08
Sale of property and equipment	(0.05)	(0.05)
Reserve for potential or unanticipated claims and contingencies	0.25	0.25
Total estimated proceeds, expenses and cash reserves	4.92	4.40
Estimated cash to distribute to stockholders	$0.09	$0.61
Assumed shares outstanding	665,789	665,789
Estimated initial liquidating distribution per share	$0.14	$0.92

The amount of cash ultimately distributed to our stockholders in the initial liquidating distribution depends on the accuracy of the assumptions and estimates set forth above. We have attempted to make reasonable estimates and assumptions, however, if any of such estimates or assumptions are inaccurate, the amount we initially distribute to our stockholders may be substantially less than the amount we currently estimate. For additional information, please refer to the section titled “Risk Factors” beginning on page 8 of this proxy statement.
We are unable to predict the precise amount or timing of any additional liquidating distributions following the initial liquidating distribution. The timing and amount of any such additional liquidating distributions will depend upon the actual expenses incurred, the timing of the resolution of matters for which we have established the contingency reserve, the amount to be paid in satisfaction of such contingencies as well as our ability to convert our remaining assets to cash. Although our Board of Directors has not established a firm timetable for the liquidating distributions, subject to contingencies inherent in winding up our business, our Board of Directors intends to make such distributions as promptly as practicable. Subject to the requirements of Delaware law, we expect to make a final distribution prior to the third anniversary of the Dissolution.
Continuing Employees and Consultants
During the Survival Period, we may select, retain, hire, employ or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as our Board of Directors may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Dissolution. Our Board of Directors expects that during the Dissolution, the number of employees of the Company will be reduced substantially following the Final Record Date and as our various assets are disposed of in accordance with our Plan

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of Dissolution. Our Board of Directors also expects that outside legal and financial advisors will be retained to assist with the Dissolution.

After filing the Certificate of Dissolution, we expect that a majority of the members of our Board of Directors will resign, and accordingly our Board of Directors will reduce its size in order to save costs.
We may, in the absolute discretion of our Board of Directors, pay our officer, directors, employees, consultants, agents and other representatives, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they will be required to undertake in connection with the implementation of the Plan of Dissolution. Please refer to “Interests of Directors and Executive Officers in Approval of the Asset Sale and Plan of Dissolution” beginning on page 49 of this proxy statement for more information.
Costs and Expenses
We will pay all costs and expenses that our Board of Directors may determine from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Dissolution and as may be necessary or advisable to continue our existence and operations. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting and other fees and expenses of persons rendering services to Yield10 in connection with the matters described in the Plan of Dissolution and costs incurred to comply with contracts to which Yield10 is a party.
Indemnification
We will continue to indemnify our officer, directors, employees and agents in accordance with, and to the extent required or permitted by, the DGCL, our certificate of incorporation, our bylaws and any contractual arrangements, whether these arrangements existed before the Dissolution or were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the implementation of the Plan of Dissolution will be covered to the same extent that they were covered before the Final Record Date. Our Board of Directors is authorized to obtain and maintain insurance as may be necessary to cover our indemnification obligations.
Stockholder Approval
Authorization of the Dissolution by the holders of a majority of the voting power of all outstanding shares of Yield10 common stock entitled to vote shall constitute approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution. Authorization of the Dissolution by the holders of a majority of the voting power of all outstanding shares of Yield10 common entitled to vote shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the Final Record Date, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by our Board of Directors. We note that we have not solicited, and do not intend to solicit, affiliates to purchase our assets as part of the Plan of Dissolution.
Contingent Liabilities; Contingency Reserve
Under the DGCL, we are required, in connection with our liquidation and dissolution, to pay or make reasonable provision for payment of all of our liabilities and obligations. Following the approval of the Plan of Dissolution by our stockholders, we will pay all known liabilities. We currently estimate that we will establish a reserve for unanticipated claims of approximately $0.02 million, which will be used to satisfy contingent and unknown liabilities as they become due.
The estimated amount of the contingency reserve is based upon estimates and opinions of management and our Board of Directors and derived from consultations with outside experts and a review of our estimated operating expenses and future estimated liabilities. There can be no assurance that the contingency reserve will be sufficient. If any of our estimates, including estimates relating to the costs of the liquidation process and of satisfying outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the contingency reserve.

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After the liabilities, expenses and obligations for which the contingency reserve is established have been satisfied or resolved in full, we will distribute to our stockholders any remaining portion of the contingency reserve.
Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or should such contingency reserve and the assets held by any liquidating trust or trusts be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each stockholder could be held liable for the repayment to creditors, out of the amounts theretofore received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess.
If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve and the assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.
Legal Claims
We will defend any claims against Yield10, or our officer or directors, whether a claim exists before the Final Record Date or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as our Board of Directors may approve from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Final Record Date and may institute any new claims against any person as our Board of Directors may determine necessary or advisable to protect Yield10 and its assets and rights or to implement the Plan of Dissolution. At our Board of Directors’ discretion, we may defend, prosecute or settle any lawsuits, as applicable.
From time to time, we may become involved in legal proceedings relating to claims arising from the ordinary course of business. We are not currently a party to any material legal proceedings, and we are not aware of any pending or threatened legal proceeding against us that we believe could have a material adverse effect on our business, operating results or financial condition.
Stock of the Company; Final Record Date

The Final Record Date will be the date upon which we file the Certificate of Dissolution with the Delaware Secretary of State. We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock on the Final Record Date, and thereafter certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Final Record Date, we will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of our shares will occur after the Final Record Date. Please refer to Listing and Trading of the Common Stock” below.

All liquidating distributions from us or a liquidating trust on or after the Final Record Date, if any, will be made to stockholders of record as of the Final Record Date according to their holdings of common stock as of the Final Record Date.
Listing and Trading of the Common Stock
If our stockholders approve the Plan of Dissolution, we intend to close our stock transfer books on the Final Record Date and we will cease recording stock transfers and issuing stock certificates (other than replacement certificates) at such time. Accordingly, it is expected that trading in shares will cease after the Final Record Date. Our common stock was delisted from Nasdaq in May 2024, and is currently quoted “over-the-counter.” For additional information, please refer to the section titled “Risk Factors — We intend to close our stock transfer books at the close of business on the date we file the Certificate of Dissolution with the Delaware Secretary of State, after which it will not be possible for stockholders to publicly trade our stock” beginning on page 12 of this proxy statement.

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Unclaimed Distributions
If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered a certificate evidencing ownership of common stock or provided other evidence of ownership as required in the Plan of Dissolution or by our Board of Directors or for any other reason, the distribution to which the stockholder is otherwise entitled will be transferred, at such time as the final liquidating distribution is made by us, or as soon as practicable after that distribution, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of the distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to the stockholder as the sole equitable owner of the distribution and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. The proceeds of any such distribution will not revert to or become the property of Yield10 or any other stockholder.
Liquidating Trust
While we do not currently propose transferring our assets to a liquidating trust, we may do so if deemed appropriate by our Board of Directors, based on advice of our legal, tax and accounting advisors. We may, for example, transfer assets to a liquidating trust if we are unable to complete the Dissolution within the initial three-years of the Survival Period.
It is anticipated that the interests in any liquidating trust or trusts will not be transferable, although no determination has yet been made. Such determination will be made by our Board of Directors and management prior to the transfer of unsold assets to any liquidating trust and will be based on, among other things, our Board of Directors’ and management’s estimate of the value of the assets being transferred to the liquidating trust or trusts, tax matters and the impact of compliance with applicable securities laws.
The costs of compliance with such requirements would reduce the amount which otherwise could be distributed to interest holders. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes (please refer to the section titled “Material U.S. Federal Income Tax Consequences of the Dissolution”), the distribution of non-transferable interests could result in tax liability to the interest holders without their being readily able to realize the value of such interests to pay such taxes or otherwise.
Abandonment, Exceptions, Modifications, Clarifications and Amendments
Notwithstanding the authorization of the Dissolution by our stockholders as described in this proxy statement, our Board of Directors will have the right, as permitted by the DGCL, to abandon the Dissolution at any time before it becomes effective and terminate our Plan of Dissolution, without any action by our stockholders, if our Board of Directors determines that to do so is in the best interest of Yield10 and our stockholders. Without further action by our stockholders, our Board of Directors may, to the extent permitted by Delaware law, waive, modify or amend any part of our Plan of Dissolution, and may provide for exceptions to or clarifications of the terms of our Plan of Dissolution. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.
Our Certificate of Incorporation and Amended and Restated Bylaws and the DGCL
During the Survival Period, we will continue to be governed by our certificate of incorporation and amended and restated bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Dissolution. Our Board of Directors will continue to have the authority to amend our bylaws as it may deem necessary or advisable. To any extent that the provisions of our Plan of Dissolution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.

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Treatment of Equity Awards
We intend to terminate all our equity incentive plans effective upon the Dissolution. Therefore, all outstanding options and restricted stock units, whether currently vested or unvested, will terminate immediately prior to the Dissolution in accordance with the terms of our equity incentive plans.
Professional Fees and Expenses
It is specifically contemplated that we will obtain legal and accounting advice and guidance from one or more law and accounting firms in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our certificate of incorporation and bylaws, the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of our Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to us in connection with the collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.
Authority of the Board of Directors
Our Board of Directors, without further action by our stockholders, is authorized to take, or cause management to take, all actions as they deem necessary or advisable to implement our Plan of Dissolution. All determinations and decisions to be made by our Board of Directors will be at the absolute and sole discretion of our Board of Directors.
Material U.S. Federal Income Tax Consequences of the Dissolution
The following discussion is a summary of certain material U.S. federal income tax consequences of the Dissolution to U.S. Holders and Non-U.S. Holders (each as defined below and, collectively "Holders"), but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code, U.S. Treasury regulations promulgated thereunder, or the Treasury Regulations, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below.
This discussion is limited to Holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a Holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income, the special tax accounting rules under Section 451(b) of the Code, or the alternative minimum tax. In addition, this discussion does not address tax consequences relevant to Holders subject to special rules, including, without limitation:
•U.S. expatriates and former citizens or long-term residents of the United States;
•U.S. Holders whose functional currency is not the U.S. dollar;
•persons that hold our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•banks, insurance companies, and other financial institutions;
•real estate investment trusts or regulated investment companies;
•brokers, dealers, or traders in securities, commodities, or currencies;

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•“controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid U.S. federal income tax;
•S corporations, partnerships, or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•tax-exempt organizations (including private foundations) or international or governmental organizations;
•persons deemed to sell our common stock under the constructive sale provisions of the Code;
•persons that hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•tax-qualified retirement plans;
•“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds; and
•persons that own, or are deemed to own, 5% or more of our voting stock or 5% or more of the total value of all classes of our capital stock.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE DISSOLUTION ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS, THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION, OR ANY APPLICABLE INCOME TAX TREATY.
U.S. Holder and Non-U.S. Holder
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that is not an entity treated as a partnership for U.S. federal income tax purposes and that, for U.S. federal income tax purposes, is:
•an individual who is a citizen or resident of the United States;
•a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have authority to control all substantial decisions of the trust, or (2) the trust has a valid election in effect to be treated as a United States person under applicable Treasury Regulations.
For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of our common stock that is neither a U.S. Holder nor an entity treated as a partnership for U.S. federal income tax purposes.
U.S. Federal Income Tax Consequences of the Dissolution
We intend for any distributions made pursuant to the Plan of Dissolution to be treated as a series of distributions in complete liquidation of Yield10 governed under Section 331 of the Code. This discussion assumes that such treatment will be respected for U.S. federal income tax purposes.
U.S. Federal Income Tax Consequences of the Dissolution to the Company

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We generally will recognize gain or loss equal to the difference, if any, between the fair market value of any non-cash asset we distribute pursuant to the Plan of Dissolution, and our adjusted tax basis in such asset. If a stockholder assumes a liability in connection with the Dissolution, the discharge of such liability in the Dissolution may increase our recognized gain.
In addition, until all of our assets have been distributed pursuant to the Plan of Dissolution and the Dissolution is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We generally will also recognize gain or loss, if any, upon the sale of any of our assets in connection with the Dissolution equal to the difference, if any, between (x) the fair market value of the consideration received for such assets and (y) our adjusted tax basis in such assets. Any of the foregoing tax liabilities may reduce the cash available for distribution pursuant to the Plan of Dissolution.
The Inflation Reduction Act enacted a 1% excise tax, or the Excise Tax, that generally applies to certain repurchases of stock of publicly traded U.S. corporations like us. However, interim guidance excepts from the Excise Tax certain distributions in complete liquidation of a publicly traded U.S. corporation, as well as distributions made by such corporation during the taxable year in which such corporation completely liquidates and dissolves, from the Excise Tax. Such exceptions are referred to as the Liquidation Exceptions in this discussion. Taxpayers are permitted to rely on the interim guidance until proposed Treasury Regulations are issued. This discussion assumes that the proposed Treasury Regulations will retain the Liquidation Exceptions in substantially the same form as set forth in the interim guidance.
Holders should consult their tax advisors regarding the tax consequences of the Dissolution to Yield10 and any resulting impact to Holders in their particular circumstances.
U.S. Federal Income Tax Consequences of the Dissolution to Holders
Each Holder generally will be treated as receiving its portion of distributions made pursuant to the Plan of Dissolution in exchange for its shares of our common stock. If a Holder holds different blocks of shares of our common stock (generally, shares of our common stock purchased or acquired on different dates or at different prices), the Holder’s portion of such distributions must be allocated among the several blocks of shares in the proportion that the number of shares in a particular block bears to the total number of shares owned by the Holder.
U.S. Holders
Distributions made pursuant to the Plan of Dissolution to a U.S. Holder will be treated as received by the U.S. Holder in exchange for the U.S. Holder’s shares of our common stock. The amount of any such distributions will reduce the U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain, while any adjusted tax basis remaining in such shares following the final distribution made pursuant to the Plan of Dissolution will be treated as a capital loss. Any such gain or loss generally will be long-term capital gain or loss, respectively, if such shares have been held for more than one year. Certain stockholders, including individuals, may qualify for preferential tax rates on long-term capital gains. The deductibility of capital losses is subject to limitations. Any such gain or loss generally will be computed on a “per share” basis.
U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution in their particular circumstances.
Non-U.S. Holders
Distributions made pursuant to the Plan of Dissolution to a Non-U.S. Holder will be treated as received by the Non-U.S. Holder in exchange for the Non-U.S. Holder’s shares of our common stock. The amount of any such distributions will reduce the Non-U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain. A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any such gain unless:
•the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

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•the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the applicable distribution and certain other requirements are met; or
•we are or have been a “United States real property holding corporation,” ("USRPHC"), for U.S. federal income tax purposes during the shorter of the five-year period ending on the date of the applicable distribution or the Non-U.S. Holder’s holding period in the Non-U.S. Holder’s shares of our common stock.
Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to United States persons. If the Non-U.S. Holder is a corporation, the Non-U.S. Holder also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on the Non-U.S. Holder’s effectively connected earnings and profits.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the Non-U.S. Holder is not considered a resident of the United States), provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to gain described in the third bullet point above, the determination of whether we are a USRPHC depends on the fair market value of our “United States real property interests” for U.S. federal income tax purposes relative to the fair market value of our worldwide real property interests and our assets used or held for use in a trade or business. Although we believe we are not currently, and do not anticipate becoming, a USRPHC, there can be no assurance in this regard.
Non-U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution in their particular circumstances, including the applicability of withholding and income tax treaties and our status as a USRPHC.
Alternative U.S. Federal Income Tax Treatment of the Dissolution
Notwithstanding our position that distributions made pursuant to the Plan of Dissolution are intended to be treated as a series of distributions in complete liquidation of Yield10 governed under Section 331 of the Code, it is possible that the IRS or a court could determine that any of such distributions is a current distribution. In addition, if the Dissolution is abandoned or revoked, such distributions would be treated as current distributions. A current distribution would be treated as a dividend for U.S. federal income tax purposes to the extent of our current and accumulated earnings and profits. Amounts not treated as dividends would constitute a return of capital and first be applied against and reduce a Holder’s adjusted tax basis in its shares of our common stock, but not below zero. Any excess would be treated as capital gain. Depending on the particular circumstances, Yield10 may be subject to the Excise Tax to the extent no exceptions (including the Liquidation Exceptions) apply to such distributions. Holders should consult their tax advisors regarding the proper tax treatment of the Dissolution and the resulting tax consequences in their particular circumstances, including the applicability of preferential tax rates, deductions, withholding, and income tax treaties.
Foreign Account Tax Compliance Act
Sections 1471 through 1474 of the Code, commonly referred to as the Foreign Account Tax Compliance Act, or FATCA, imposes a U.S. federal withholding tax of 30% on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also imposes a U.S. federal withholding tax of 30% on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity, or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a non-U.S. Holder might be eligible for refunds or credits of such taxes. FATCA applies to dividends paid on our common stock, the portion of any Milestone Payments treated as imputed interest, and, subject to the proposed Treasury Regulations described below, the gross proceeds from sales or other dispositions of our common stock. Proposed Treasury Regulations, if finalized in their present form, would eliminate the U.S. federal withholding tax of 30% applicable to gross proceeds from sales or other dispositions of our common stock. Taxpayers (including applicable withholding agents) generally may rely on such proposed

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Treasury Regulations until final Treasury Regulations are issued. Holders should consult their tax advisors regarding the application of FATCA in their particular circumstances.
Information Reporting and Backup Withholding
Information Reporting may apply to payments to Holders with respect to distributions made pursuant to the Plan of Dissolution. In addition, any such payments to a U.S. Holder may be subject to backup withholding. Certain U.S. Holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and:
•the holder fails to furnish the applicable withholding agent with the holder’s taxpayer identification number, which for an individual is ordinarily the individual’s social security number;
•the holder furnishes the applicable withholding agent with an incorrect taxpayer identification number;
•the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or
•the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.
For Non-U.S. Holders, backup withholding generally will not apply if such holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E, or W-8ECI (or applicable successor forms), or otherwise establishes an exemption. Proceeds from a distribution made pursuant to the Plan of Dissolution and received through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and any other information reporting requirements in connection with the Dissolution (e.g., certain Holders may be required to include certain information with their U.S. federal income tax returns).
Each Holder of our common stock should consult with their own tax advisor to determine whether the shareholder needs to include a statement described in Treasury Regulations Section 1.331-1(d)(2) with its U.S. federal income tax return for years ending prior to the completion of Yield10’s complete liquidation.
THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, AND LOCAL AND NON-U.S. INCOME AND NON-INCOME TAX CONSEQUENCES OF THE DISSOLUTION IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING ANY INFORMATION REPORTING REQUIREMENTS, THE APPLICABILITY OF ANY TAX TREATIES, AND THE IMPACT OF ANY CHANGE IN LAW.
U.S. Federal Income Tax Consequences of a Liquidating Trust
We may transfer our remaining assets and obligations to a liquidating trust if our Board of Directors determines that such a transfer is advisable. Under applicable Treasury Regulations, a trust will be treated as a “liquidating trust” if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is unreasonably prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, the trust will no longer be considered a liquidating trust and adverse tax consequences may apply to the trust or to Holders. Although neither the Code nor the Treasury Regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS’s guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations.

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If we transfer assets to a liquidating trust and distribute interests in the liquidating trust to Holders, we intend that such transfer and distribution would be treated for U.S. federal income tax purposes as if we distributed an interest in each of the assets so transferred directly to such Holders. Each Holder would be treated as receiving a liquidating distribution from us, which would be treated generally as described above.
Assuming that the liquidating trust is treated as a “liquidating trust” for U.S. federal income tax purposes, we intend that the liquidating trust would be treated as a “grantor trust” for U.S. federal income tax purposes. In that case, each unit or interest in the liquidating trust would represent ownership of an undivided proportionate interest in all of the assets and liabilities of the liquidating trust and a Holder would be treated for U.S. federal income tax purposes as receiving or paying, as applicable, directly a pro rata portion of all income, gain, loss, deduction, and credit of the liquidating trust. A Holder would be taxed each year on its share of income from the liquidating trust, net of such Holder’s share of expenses or other amounts that are deductible by such Holder for U.S. federal income tax purposes, whether or not such Holder receives a distribution of cash from the liquidating trust that year. When the liquidating trust makes distributions to Holders, the Holders generally would recognize no additional gain or loss.
Assuming the liquidating trust is treated as a grantor trust for U.S. federal income tax purposes, a Holder’s adjusted tax basis in a unit of the liquidating trust (and indirectly in the pro rata portion of the net assets in the liquidating trust that are attributable to that unit) would be equal to the fair market value of a unit (and those net assets) on the date that it is treated as distributed to the Holder, which value would be determined by us and reported to the Holder. The long-term or short-term character of any capital gain or loss recognized in connection with the sale of the liquidating trust’s assets would be determined based upon a holding period commencing at the time of the acquisition by a Holder of such Holder’s beneficial interest in the liquidating trust.
The trustee or trustees of the liquidating trust would provide to each Holder of units in the liquidating trust after each year end a detailed itemized statement that reports on a per unit basis the Holder’s allocable share of all the various categories of income and expense of the liquidating trust for the year. Each Holder must report such items on its U.S. federal income tax return regardless of whether the liquidating trust makes current cash distributions.
If the liquidating trust fails to qualify as a liquidating trust that is a grantor trust for U.S. federal income tax purposes, the consequences to Holders would depend on the reason for the failure to qualify, and, under certain circumstances, the liquidating trust could be treated as an association taxable as a corporation for U.S. federal income tax purposes. If the liquidating trust is taxable as a corporation, the trust itself would be subject to U.S. federal income tax at the applicable corporate income tax rate. In that case, distributions made by the liquidating trust would be reduced by any such additional taxes imposed on the trust, and a Holder would be subject to tax upon the receipt of distributions that constitute dividends from the trust rather than taking into account its share of the trust’s taxable items on an annual basis.
Holders should consult their tax advisors regarding the tax consequences that would apply to them if we were to transfer assets to a liquidating trust.
No Dissenters’ Rights
Under the DGCL, our stockholders are not entitled to dissenters’ rights with respect to the Dissolution Proposal, and we will not independently provide stockholders with any such right.
Vote Required and Our Board of Directors’ Recommendation for the Dissolution Proposal
The affirmative vote of the holders of a majority of the outstanding shares of Yield10 common stock entitled to vote is required to approve the Dissolution Proposal.
Brokerage firms do not have the authority to vote customers' unvoted shares held by firms in street name on this proposal. For the purpose of the Dissolution Proposal, (i) a failure to vote your shares of common stock (including a failure of your bank, broker or other nominee to vote shares held on your behalf) will also count as a vote “AGAINST” the proposal to approve the Dissolution and the Certificate of Dissolution (but such shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting), and (ii) abstentions will have the same effect as a vote “AGAINST” the Dissolution Proposal, whether or not a quorum is present. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a stockholder returns a

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properly signed and dated proxy card without indicating voting preferences on such proxy card, the shares of common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by our Board of Directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2, THE DISSOLUTION OF THE COMPANY.

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INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN APPROVAL OF THE ASSET SALE AND PLAN OF DISSOLUTION
Members of our Board of Directors and our executive officers may have interests in the approval of the Asset Sale and Plan of Dissolution that are different from, or are in addition to, the interests of our stockholders generally. Our Board of Directors was aware of these interests and considered them, among other matters, in approving the Asset Sale and Plan of Dissolution.
Severance Benefits
An action was taken by the Compensation Committee of the Board of Directors to amend the employment agreements of the executive officers to reduce the cash severance obligations of Yield10 from 100% of each executive's base salary to a range of 40% to 60%. If an executive officer is terminated by Yield10 without “Cause” or terminates their employment for “Good Reason” (each as defined in their employment agreements) then, provided that the executive officer signs, and does not subsequently revoke, a separation agreement and release of claims in favor of Yield10, our executive officers will each receive the following:
•a payment equal to 40% - 60% of each executive's 12 month base salary (except Dr. Peoples who will receive 40% - 60% of his 24 month base salary);
•a payment equal to 6 months of premiums under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or ("COBRA"), for such executive officer (12 months in the case of Dr. Peoples) (including eligible dependents, if applicable);
The table below sets forth the estimated range of severance benefits our executive officers will receive upon the termination of their employment.

Name	Cash Severance Payment	COBRA Benefits	Accelerated Vesting of Equity Awards	Aggregate Severance Benefits
Oliver P. Peoples, Ph.D.	$275,184 - $412,776	$18,744	$—	$293,928 - $431,520
Kristi D. Snell, Ph.D.	$110,227 - $165,340	$13,980	—	$124,207 - $179,320
Lynne H. Brum	$110,227 - $165,340	$13,980	—	$124,207 - $179,320
Charles B. Haaser	$104,832 - $157,248	$8,652	—	$113,484 - $165,900
Equity Ownership
In connection with our liquidating distributions, the members of our Board of Directors and our executive officers will be entitled to the same cash distributions as our stockholders based on their ownership of shares of our common stock.
Members of our Board of Directors and our executive officers own, as of the date of this filing, an aggregate of 47,852 shares of common stock as follows:

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Name	Position	Common Stock Owned
Oliver P. Peoples, Ph.D.	President & Chief Executive Officer	15,037
Kristi D. Snell, Ph.D.	Vice President, Research and Chief Scientific Officer	9,070
Lynne H. Brum	Vice President, Planning and Communications	7,923
Charles B. Haaser	Vice President - Finance, Chief Accounting Officer and Treasurer	8,092
Robert L. Van Nostrand	Director	2,027
Richard W. Hamilton, Ph.D	Director	3,025
Anthony J. Sinskey, Ph.D.	Director	2,678
Sherri M. Brown, Ph.D.	Director	—
Willie Loh, Ph.D.	Director	—
Total		47,852
Please refer to the section titled “Security Ownership of Certain Beneficial Owners and Management” on page 13 of this proxy statement for additional information regarding the number of shares of common stock beneficially owned by our directors and executive officers.
Additionally, pursuant to the employment agreements of each of our executive officers, because the Asset Sale and the Dissolution is each considered a “Change of Control,” in the event that an executive officer’s employment is terminated within 24 months immediately following such Change of Control, and provided that the executive officer has executed and has not subsequently revoked a separation agreement, all outstanding unvested options granted to such executive officer will fully vest and become exercisable as of the date of termination of his or her employment agreement, provided that the conditions to vesting other than the passage of time have been satisfied.
The table below summarizes stock options held by our named executive officers as of September 20, 2024:
.

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Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)	Option Exercise Price($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Units of Stock That Have Not Vested ($)
Oliver P. Peoples, Ph.D.	10/26/2016	171	—	$5,088.00	10/26/2026	—	$—
	5/23/2018	349	—	$1,584.00	5/23/2028	—	$—
	5/22/2019	250	—	$864.10	5/22/2029	—	$—
	5/28/2020	3,584	—	$140.64	5/28/2030	—	$—
	1/25/2021	2,043	290	$395.76	1/25/2031	—	$—
	9/28/2021	2,866	1,301	$151.20	9/28/2031	—	$—
	2/10/2022	1,410	840	$91.92	2/10/2032	—	$—
	1/12/2023	1,017	1,691	$75.60	1/12/2033	—	$—
	2/15/2024					4,166	$4,124

Lynne Brum	10/26/2016	52	—	$5,088.00	10/26/2026	—	$—
	5/23/2018	104	—	$1,584.00	5/23/2028	—	$—
	5/22/2019	63	—	$864.10	5/22/2029	—	$—
	5/28/2020	875	—	$140.64	5/28/2030	—	$—
	1/25/2021	421	58	$395.76	1/25/2031	—	$—
	9/28/2021	516	234	$151.20	9/28/2031	—	$—
	2/10/2022	472	278	$91.92	2/10/2032	—	$—
	1/12/2023	282	468	$75.60	1/12/2033	—	$—
	2/15/2024					2,083	$2,062

Kristi Snell, Ph.D.	10/26/2016	104	—	$5,088.00	10/26/2026	—	$—
	5/23/2018	177	—	$1,584.00	5/23/2028	—	$—
	5/22/2019	125	—	$864.10	5/22/2029	—	$—
	5/28/2020	1,750	—	$140.64	5/28/2030	—	$—
	1/25/2021	768	107	$395.76	1/25/2031	—	$—
	9/28/2021	918	415	$151.20	9/28/2031	—	$—
	2/10/2022	587	351	$91.92	2/10/2032	—	$—
	1/12/2023	470	780	$75.60	1/12/2033	—	$—
	2/15/2024					2,500	$2,475
(1)All stock options that are not yet fully exercisable vest in equal quarterly installments over a period of four years from the grant date.
The exercise prices of all outstanding stock options held by our directors and our executive officers range from $40.07 to $5,088.00, which exceeds the high range of our estimated initial liquidating distribution to stockholders of $0.45 per share. Unless and until any such options are exercised and payment of the applicable exercise price is made, our directors and executive officers are not entitled to any cash distributions with respect to their options under the Plan of Dissolution. All outstanding options will, subject to the accelerated vesting discussed above, terminate immediately prior to the Dissolution in accordance with the terms of our equity incentive plans.
Director Compensation
Pursuant to our Non-Employee Director Compensation Policy, our non-employee directors currently receive annual cash retainers and stock option grants for their service on our Board of Directors and committee service. Our Board of Directors does not expect to grant stock options otherwise due and payable for board and committee service during 2024. Further, our Board of Directors has determined that the Non-Employee Director Compensation Policy shall cease and be terminated as of the Dissolution.

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Indemnification and Insurance
In connection with the Dissolution, we will continue to indemnify our directors and officers to the maximum extent permitted in accordance with applicable law, our certificate of incorporation and bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs. Our Board of Directors is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover such indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.
As a result of these benefits, our directors and executive officers generally could be more likely to vote to approve the Plan of Dissolution, including the Dissolution contemplated thereby, than our other stockholders.

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PROPOSAL 3
ADJOURNMENT OF SPECIAL MEETING
If, at the Special Meeting, the number of votes in favor of Proposal 1 and/ or Proposal 2 is insufficient to approve the Asset Sale Proposal and/or the Dissolution Proposal, our management may move to adjourn the Special Meeting in order to enable our Board of Directors to continue to solicit additional proxies in favor of Proposals 1 and 2.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposals 1 and 2, including the solicitation of proxies from stockholders that have previously voted against the proposal. Among other things, approval of adjournment of the Special Meeting could mean that, even if proxies representing a sufficient number of votes against Proposals 1 and 2 have been received, we could adjourn, postpone or continue the Special Meeting without a vote on Proposals 1and 2 and seek to convince the holders of those shares to change their votes to votes in favor of approval of Proposals 1 and 2.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of votes cast affirmatively or negatively on this proposal is required to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposals 1 and 2. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes, if any, will have no effect on the results of this vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3, THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSALS 1 AND 2, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 4
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 150,000,000 TO 2,000,000
The Board of Directors has determined that it is advisable to decrease our authorized common stock, $0.01 par value per share, from 150,000,000 shares to 2,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed decrease. The full text of the proposed amendment to our Certificate of Incorporation is attached to this proxy statement as Annex D.
As of September 20, 2024, 665,789 shares of our common stock were issued and outstanding, an additional 523,525 shares were reserved for issuance upon the conversion of existing securities, including vesting of outstanding restricted stock units and exercise of options or warrants granted under our various stock-based plans and certain agreements, and an additional 32,309 shares remain available for issuance under our 2018 Stock Option and Incentive Plan. Accordingly, of our 150,000,000 authorized common shares, approximately 148,778,377 shares of common stock are available for future issuance.
On April 26, 2024, our stockholders approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for 5 to 1-for-25, such ratio to be determined by the Board of Directors. On May 1, 2024, we filed a Certificate of Amendment to our Certificate of Incorporation effecting a 1-for-24 reverse stock split effective as of May 2, 2024. As a result of this stock split, we currently have a very wide discrepancy between the number of shares of issued and outstanding common stock and the number of authorized shares of common stock.
The Board of Directors believes it continues to be in the best interest of Yield10 and its stockholders to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for future corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendment.
We currently have no specific understandings, arrangements, agreements or other plans to issue, in connection with future acquisitions, financings or otherwise, any of the authorized but unissued shares that would remain available following the proposed decrease in the number of authorized shares of our common stock. However, the Board of Directors believes that the unissued shares that remain available after the implementation of the reverse stock split results in a very high Delaware state franchise tax liability, while a lower number of unissued shares will still provide sufficient flexibility for corporate action in the future. Specifically, our current number of authorized shares results in a Delaware state franchise tax liability of approximately $0.20 million per year, while the proposed decrease in authorized shares to 2,000,000 would result in a Delaware state franchise tax liability of approximately $0.01 million per year, which would result in a meaningful cost savings for the Company in light of its current financial resources. Therefore, the Board of Directors recommends that our stockholders approve a decrease in the number of authorized shares of our common stock from 150,000,000 to 2,000,000. Even if the stockholders approve the proposed decrease in the number of Yield10’s authorized shares, Yield10 reserves the right not to amend the Certificate of Incorporation if the Board does not continue to deem such amendment to be in the best interest of Yield10 and its stockholders following the Special Meeting.
We will not solicit further authorization by vote of the stockholders for the issuance of the unissued authorized shares of common stock, except as required by law, regulatory authorities or rules of the OTC Capital Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not generally have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.
Effective Time
The effective time of the decrease in the number of our authorized shares of common stock (if Proposal No. 4 is approved by stockholders and the authorized decrease in the number of our authorized shares of common stock is implemented

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at the discretion of the Board) will be the date and time that the Certificate of Amendment, attached to this proxy statement as Annex D, is filed with the Secretary of State of the State of Delaware.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of votes cast affirmatively or negatively on this proposal is required to approve the decrease in the number of shares of our authorized common stock. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes, if any, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

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OTHER MATTERS
The Board of Directors knows of no other matters to be brought before the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER COMMUNICATIONS

The Board provides every stockholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for stockholder communication (as that term is defined by the rules of the SEC). Stockholders may send such communication to the attention of the Chairman of the Board or to the attention of the individual director by U.S. Mail (including courier or expedited delivery service) to Yield10 Bioscience, Inc., 19 Presidential Way, Woburn, MA 01801. The Company will forward any such stockholder communication to the Chairman of the Board, as a representative of the Board, and/or to the director to whom the communication is addressed.

Woburn, Massachusetts
October ___, 2024

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ANNEX A

Yield10 Asset Purchase Agreement

ASSET PURCHASE AGREEMENT
BY AND AMONG
NUSEED NUTRITIONAL US INC.,
YIELD10 BIOSCIENCE, INC.
AND
YIELD10 OILSEEDS INC.
DATED AS OF
[DATE], 2024

This is a draft agreement only and delivery or discussion of this draft agreement should not be construed as an offer or commitment with respect to the proposed transaction to which this draft agreement pertains. A binding agreement may only be created in a writing executed by the parties.

Section 8.01	Termination..................................................................................................	42
Section 8.02	Effect of Termination...................................................................................	43
Section 8.03	Seller Termination Fee.................................................................................	43
ARTICLE IX MISCELLANEOUS		44
Section 9.01	Rules of Construction..................................................................................	44
Section 9.02	Seller Disclosure Schedule..........................................................................	45
Section 9.03	Notices.........................................................................................................	45
Section 9.04	Entire Agreement.........................................................................................	46
Section 9.05	Amendment and Modification; Waiver.......................................................	46
Section 9.06	Successors and Assigns...............................................................................	47
Section 9.07	No Third-party Beneficiaries.......................................................................	47
Section 9.08	Severability..................................................................................................	47
Section 9.09	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.............	47
Section 9.10	Specific Performance...................................................................................	48
Section 9.11	Counterparts.................................................................................................	48
Section 9.12	Expenses......................................................................................................	48

ANNEX A DEFINITIONS

Schedules

Schedule 1.01(c)	Assigned Contracts
Schedule 1.01(e)	Tangible Personal Property
Schedule 1.01(f)	Permits
Schedule 1.07	Allocation Methodology
Schedule 2.02	Required Consents
Schedule 5.01(b)(v)	Maintained Employees
Seller Disclosure Schedule

Exhibits
Exhibit A	Form of Bill of Sale
Exhibit B	Form of Assignment and Assumption Agreement
Exhibit C	Form of Patent Assignment Agreement

ASSET PURCHASE AGREEMENT
This Asset Purchase Agreement (this “Agreement”), dated as of [DATE], 2024, is entered into among Nuseed Nutritional US Inc., a Delaware corporation (“Buyer”), Yield10 Bioscience, Inc., a Delaware corporation (“Yield10”) and Yield10 Oilseeds Inc., a Canadian federal corporation (“Oilseeds”) (Yield10 and Oilseeds collectively referred to herein as “Sellers” or when the context requires, each individually a “Seller”).
BACKGROUND
A.Sellers are engaged in the business of developing and commercializing (i) Camelina sativa seed oil which has been genetically engineered to enable production of high levels of the omega-3 fatty acids eicosapentanoic acid (EPA) and docosahexanoic acid (DHA) and (ii) Camelina sativa seed oil for use as a low-carbon intensity feedstock oil for biofuels (such activities as they are conducted on the Closing Date, the “Business”).
B.Sellers desire to sell and assign to Buyer, and Buyer desires to purchase and assume from Sellers, all assets that are Related to the Business (as defined below), on the terms and subject to the conditions set forth herein.
C.Capitalized terms used in this Agreement have the meanings set forth in Annex A.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
PRINCIPAL TRANSACTION
1.01Sale and Purchase of Assets. On the terms and subject to the conditions of this Agreement, Sellers hereby agree to sell, assign, transfer, convey and deliver to Buyer, and Buyer hereby agrees to purchase from Sellers, free and clear of any Encumbrances, other than Permitted Encumbrances, all of Sellers’ right, title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired (other than the Excluded Assets), in each case, which are Related to the Business (collectively, the “Purchased Assets”), including the following:
(a)all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories (“Inventory”);
(b)all germplasm, seeds (including parent seeds) and other breeding materials;
(c)all Contracts, including Business IP Agreements, set forth on Schedule 1.01(c) (the “Assigned Contracts”);
(d)all Business Intellectual Property, including Sellers’ gene editing algorithm model, Sellers’ GRAIN gene discovery platform, and Sellers’ seed databases maintained via shinyapps.io and otherwise;
(e)all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones and other tangible personal property listed on Schedule 1.01(e) (the “Tangible Personal Property”);

(f)all Permits, including Environmental Permits, including those listed on Schedule 1.01(f);
(g)all rights to any Actions of any nature available to or being pursued by Sellers, whether arising by way of counterclaim or otherwise;
(h)all prepaid expenses, credits, advance payments, claims, security, refunds, rights of recovery, rights of set-off, rights of recoupment, deposits, charges, sums and fees (including any refunds or credits or other governmental charges relating to the Business through the Closing Date);
(i)all of Sellers’ rights under warranties, indemnities and all similar rights against third parties;
(j)all insurance policies and insurance benefits, including rights and proceeds;
(k)(i) electronic copies of monthly accounting and financial closing records for the past three (3) years and (ii) all originals, or where not available, copies, of the other books and records of the Business, including machinery and equipment maintenance files, supplier lists, production data, breeding records, quality control records and procedures, research and development files, records and data (including all correspondence with any Governmental Authority), strategic plans, internal financial statements, files relating to the Business Intellectual Property and the Business IP Agreements, all information relating to Taxes imposed on or with respect to the Business, including Tax Returns and related work papers; and
(l)all goodwill and the going concern value of the Business and the Purchased Assets, together with the right to represent to third parties that Buyer is the successor to Sellers in connection with the Business.
1.02Excluded Assets.
(a)Notwithstanding the foregoing, the Purchased Assets shall not include any of the following assets (collectively, the “Excluded Assets”):
(i)all cash and cash equivalents of Sellers;
(ii)any Contracts, including Business IP Agreements, that are not Assigned Contracts (the “Excluded Contracts”);
(iii)all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones and other tangible personal property other than the Tangible Personal Property;
(iv)the corporate seals, Organizational Documents, minute books, stock books, books of account or other records having to do with the corporate organization of Sellers;
(v)the rights that accrue or will accrue to Sellers under the Transaction Documents;
(vi)any Purchased Assets sold or otherwise disposed of in the Ordinary Course of Business and not in violation of any provisions of this Agreement during the period from the date hereof until the Closing Date;
(vii)all rights in connection with, and assets of, any Benefit Plan; and

(viii)all rights, claims and credits of the Sellers to the extent relating to any Excluded Asset or any Excluded Liability.
(b)At any time prior to the Closing, Buyer may, in its sole discretion and by written notice to Sellers, designate any of the Purchased Assets as additional Excluded Assets. Buyer acknowledges and agrees that there shall be no reduction in the Purchase Price if it elects to designate any Purchased Assets as additional Excluded Assets pursuant to the foregoing sentence.
1.03Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall, effective at the Closing, assume and agree to pay, perform and discharge only the following Liabilities (collectively, the “Assumed Liabilities”), and no other Liabilities:
(a)all Assumed Payables under Assigned Contracts;
(b)all Liabilities in respect of the Assigned Contracts to the extent that such Liabilities are required to be performed after the Closing Date, were incurred in the Ordinary Course of Business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by Seller on or prior to the Closing; and
(c)all other Liabilities solely to the extent arising exclusively or primarily out of Buyer’s operation of the Business and ownership and use of the Purchased Assets from and after the Closing Date.
1.04Excluded Liabilities. Notwithstanding any provision of this Agreement or any other writing to the contrary, Buyer shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of Sellers or any of their Affiliates (or any other predecessor owners of all or part of their businesses and assets) of any kind or nature whatsoever, whether presently in existence or arising or asserted hereafter, other than the Assumed Liabilities (the “Excluded Liabilities”). Sellers and their Affiliates shall remain responsible to pay and satisfy in due course all Excluded Liabilities that they are obligated to pay and satisfy. Without limiting the generality of the foregoing, the Excluded Liabilities shall include the following:
(a)any Liabilities of Sellers arising or incurred in connection with the negotiation, preparation, investigation and performance of the Transaction Documents and the Contemplated Transactions, including fees and expenses of counsel, accountants, consultants, advisers and others;
(b)any Liability for (i) Taxes relating to the Business, the Purchased Assets or the Assumed Liabilities for any taxable period (or portion thereof) ending on or before the Closing Date; (ii) Taxes that arise out of the consummation of the Contemplated Transactions or that are the responsibility of Sellers pursuant to Section 5.14; or (iii) Taxes of Sellers (or any owner or Affiliate of Sellers) of any kind or description for any taxable period, including any Liability for Taxes of Sellers (or any owner or Affiliate of Sellers) that becomes a Liability of Buyer under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of Contract or Law;
(c)any Liabilities relating to or arising out of the Excluded Assets;
(d)any Liabilities in respect of any pending or threatened Action arising out of, relating to or otherwise in respect of the operation of the Business or the ownership or use of the Purchased Assets to the extent such Action relates to such operation, ownership or use on or prior to the Closing Date;
(e)any Liabilities of Sellers arising under or in connection with any Benefit Plan providing benefits to any present or former employee of Sellers, whether arising prior to, on or after the Closing;

(f)any Liabilities of Sellers for any present or former employees, agents or independent contractors of Sellers, including any Liabilities associated with any claims for wages or other benefits, workers’ compensation, severance, retention, termination or other payments, to the extent arising out of or relating to facts, circumstances or conditions existing on or prior to the Closing;
(g)any Environmental Claims, or Liabilities under Environmental Laws, to the extent arising out of or relating to facts, circumstances or conditions existing on or prior to the Closing or otherwise to the extent arising out of any actions or omissions of Sellers;
(h)any Liabilities of Sellers relating to or arising from unfulfilled commitments, quotations, purchase orders, customer orders or work orders that (i) do not constitute part of the Purchased Assets, (ii) did not arise in the Ordinary Course of Business, or (iii) are not validly and effectively assigned to Buyer pursuant to this Agreement;
(i)any Liabilities to indemnify, reimburse or advance amounts to any present or former officer, director, employee or agent of Sellers (including with respect to any breach of fiduciary obligations by same), except for indemnification of same pursuant to Section 7.03 as Seller Indemnitees;
(j)any Liabilities under the Excluded Contracts or any other Contracts, including Business IP Agreements, (i) which are not validly and effectively assigned to Buyer pursuant to this Agreement, (ii) which do not conform to the representations and warranties with respect thereto contained in this Agreement, or (iii) to the extent such Liabilities arise out of or relate to a breach by Sellers of such Contracts prior to Closing;
(k)any Liabilities associated with indebtedness for borrowed money of Sellers, including any debt, loans or credit facilities of Sellers owing to financial institutions; and
(l)any Liabilities arising out of, in respect of or in connection with the failure by Sellers or any of their Affiliates to comply with any Law or Governmental Order.
1.05Purchase Price. The aggregate purchase price to be paid by Buyer for the Purchased Assets shall consist of (i) the Estimated Closing Consideration Amount and (ii) the Post-Closing Consideration, subject to adjustment pursuant to Section 2.03, plus the assumption of the Assumed Liabilities (the “Purchase Price”).
1.06Withholding Tax. Buyer shall be entitled to deduct and withhold from amounts payable under this Agreement all Taxes that Buyer may be required to deduct and withhold under any provision of applicable Law. All such withheld amounts shall be treated as paid to the relevant Person in respect of which such deduction or withholding was made.
1.07Allocation of Purchase Price. Sellers and Buyer agree that the Purchase Price and the Assumed Liabilities (plus other relevant items treated as consideration for the Purchased Assets for Tax purposes) shall be allocated among the Purchased Assets for Tax purposes as shown on the allocation schedule (the “Allocation Schedule”) in accordance with the methodology set forth on Schedule 1.07 and Section 1060 of the Tax Code and the Treasury Regulations thereunder (and any corresponding or similar provisions of applicable state or local Law). A draft of the Allocation Schedule shall be prepared by Buyer and delivered to Sellers within sixty (60) days following the Closing Date, and such draft shall be deemed final unless Sellers notify Buyer in writing that Sellers object to one or more items reflected in the Allocation Schedule within thirty (30) days following delivery of the Allocation Schedule to Sellers. If Sellers timely notify Buyer in writing that Sellers object to one or more items reflected in the Allocation Schedule, Sellers and Buyer shall negotiate in good faith to resolve such dispute; provided, however, that if Sellers and Buyer are unable to resolve any dispute with respect to the Allocation Schedule within sixty (60) days following the delivery of the Allocation Schedule to Sellers, such dispute shall be resolved by the Designated Accounting Firm. The fees and expenses of the Designated Accounting Firm shall be borne equally by Sellers and Buyer. Buyer and Sellers shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with the Allocation Schedule. Any adjustments to the Purchase Price pursuant to Section 2.03 shall be allocated in a manner consistent with the Allocation Schedule. Neither Sellers nor Buyer will take any position (whether in financial statements, audits, Tax Returns or otherwise) that is inconsistent with the Allocation Schedule as finally determined under this Section 1.07 unless required to do so pursuant to a final determination as defined in Section 1313(a) of the Tax Code (or pursuant to any similar provision of applicable state or local Law).
ARTICLE III
CLOSING
2.01Closing Date and Transactions.
(a)Closing. The closing of the Contemplated Transactions (the “Closing”) shall occur no later than the second (2nd) Business Day after the fulfillment or waiver of all conditions set forth in Article VI (other than those conditions which by their terms are to be satisfied or waived at the Closing but subject to the satisfaction or waiver of such conditions) (the “Closing Date”), and shall take place at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022 (or by electronic exchange of documents in lieu of an in-person Closing), or at such other time and/or place as the parties may mutually agree to in writing.
(b)Closing Transactions. On the terms and subject to the conditions set forth in this Agreement, at the Closing, Buyer shall pay or cause to be paid to each Seller, a cash amount equal to such Seller’s Pro Rata Portion of (x) the Estimated Closing Consideration Amount less (y) the outstanding amount of the Operating Loan as of the Closing, including interest accrued thereon and unpaid as of the Closing (and upon making such payments the Operating Loan shall be deemed paid in full).
2.02Closing Deliverables.
(a)Deliveries by Sellers. At or prior to the Closing, Sellers shall deliver, or cause to be delivered, to Buyer, the following:
(i)the Ancillary Documents duly executed by Sellers;
(ii)a schedule setting forth the name of each Seller and each Seller’s Pro Rata Portion (the “Payment Schedule”);
(iii)at least three (3) Business Days prior to the anticipated Closing Date, the Estimated Closing Statement pursuant to Section 2.03(a);
(iv)a certificate, dated as of the Closing Date and signed by a duly authorized officer of each Seller, certifying that each of the conditions set forth in Section 6.02(a), Section 6.02(b), Section 6.02(c), and Section 6.02(d) has been satisfied;
(v)a certificate, dated as of the Closing Date and executed by the secretary (or equivalent officer) of each Seller certifying the incumbency and signatures of the officers of each Seller authorized to act on behalf of each Seller in connection with the Contemplated Transactions and attaching and certifying as true and correct copies of the resolutions duly adopted by the board of directors of each Seller authorizing and approving the execution and delivery of this Agreement, each Ancillary Document to which Sellers are a party and the consummation of the Contemplated Transactions;

(vi)a properly completed IRS Form W-9 or a certificate satisfying the requirements of Treasury Regulations Section 1.1445-2(b)(2), duly executed by each Seller of any Purchased Assets located in the United States, dated within thirty (30) days prior to the Closing Date;
(vii)satisfactory evidence that all approvals, consents and notices listed in Schedule 2.02 have been received or sent and not revoked;
(viii)two (2) complete electronic copies of the VDR;
(ix)physical possession of all of the Purchased Assets capable of passing by delivery at the location where such Purchased Assets are located with the intent that title in such Purchased Assets shall pass by and upon delivery; and
(x)such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the Contemplated Transactions.
(b)Deliveries by Buyer. At or prior to the Closing, Buyer shall deliver, or cause to be delivered, to Sellers, the following:
(i)a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) has been satisfied;
(ii)the payment of the Estimated Closing Consideration Amount in accordance with Section 2.01(b); and
(iii)such other documents or instruments as Sellers reasonably request and are reasonably necessary to consummate the Contemplated Transactions.
2.03Purchase Price Adjustment.
(a)Closing Estimates. Sellers shall deliver to Buyer, at least three (3) Business Days prior to the anticipated Closing Date, a written statement (the “Estimated Closing Statement”) setting forth in reasonable detail Sellers’ good faith estimates of the Assumed Payables with respect to each Pre-Closing Assigned Contract and each Assigned Contract (collectively, the “Estimated Assumed Payables Amount”), which statement shall contain a calculation of each of the Assumed Payables and the Estimated Assumed Payables Amount. Sellers shall provide Buyer an opportunity to review and comment on the Estimated Closing Statement and Sellers will consider in good faith any adjustments reasonably requested by Buyer not later than one (1) Business Day prior to the anticipated Closing Date.
(b)Post-Closing Adjustment. As soon as reasonably practicable, but no later than sixty (60) days following the Closing Date, Buyer shall deliver to Sellers a written statement (the “Closing Statement”) setting forth in reasonable detail (i) Buyer’s calculation of the Assumed Payables with respect to each Pre-Closing Assigned Contract and each Assigned Contract (collectively, the “Assumed Payables Amount”) and (ii) the resulting calculation of the Closing Consideration Amount (collectively, the “Closing Amounts”).
(c)Review; Disputes.
(i)During the thirty (30) day period commencing upon receipt by Sellers of the Closing Statement (the “Review Period”), Buyer shall provide Sellers and any accountants or advisors retained by Sellers with reasonable access to the books and records and personnel of Buyer in connection with the Business for the purpose of enabling Sellers and their accountants and advisors to calculate, and to review Buyer’s calculation of, the Closing Amounts (the “Review Materials”); provided that Buyer shall not be required to provide access to information that would violate (A) any obligation of confidentiality to which Buyer or any of its Affiliates may be subject, (B) any attorney-client privilege, attorney work product protection, or other privilege associated with such information, or (C) any applicable Laws (the matters referred to in clauses (A), (B) and (C), the “Access Limitations”). If Sellers and Buyer disagree on the scope of the Review Materials to which Sellers are entitled under this Section 2.03(c)(i), such dispute shall be referred to the Designated Accounting Firm, who shall be instructed by the parties to resolve such dispute within fifteen (15) days of the appointment of the Designated Accounting Firm.
(ii)If Sellers dispute the calculation of any of the Closing Amounts set forth in the Closing Statement, then Sellers shall deliver a written notice (a “Dispute Notice”) to Buyer at any time during the Review Period. To be in proper form, each disagreement contained in a Dispute Notice must specify in reasonable detail the nature and amount of such disagreement, as well as a reasonable basis therefor and relevant supporting documentation and calculations (each specific item in disagreement meeting the requirements of this Section 2.03(c)(ii) and included in a timely Dispute Notice, a “Disputed Item”). Any other items and amounts that are not Disputed Items, and the calculation thereof, set forth in the Closing Statement shall be final and binding on the parties.
(iii)If Sellers deliver to Buyer written notice that they agree with all Closing Amounts or do not deliver a Dispute Notice in proper form to Buyer prior to the expiration of the Review Period, Buyer’s calculation of Closing Amounts set forth in the Closing Statement shall be deemed final and binding on Buyer and Sellers for all purposes of this Agreement.
(iv)If Sellers deliver a Dispute Notice to Buyer prior to the expiration of the Review Period, then Sellers and Buyer shall use commercially reasonable efforts to reach agreement on the Disputed Items. In connection therewith, Sellers shall provide Buyer and its Representatives with access to information that Buyer reasonably requests relating to the Dispute Notice and Sellers’ preparation thereof (and all information which bears on such calculation shall be deemed to be the subject of a reasonable request); provided that Sellers shall not be required to provide access to information which would violate the Access Limitations. Buyer and Sellers acknowledge and agree that the Federal Rules of Evidence Rule 408 (and any applicable similar state rule) shall apply to any such negotiations and communications by or on behalf of Buyer and Sellers.
(v)If Sellers and Buyer are unable to reach agreement on the Disputed Items within fifteen (15) days after Sellers deliver a Dispute Notice, either party shall have the right to refer such dispute to an independent nationally recognized accounting firm that is mutually agreed upon by Buyer and Sellers (such firm, or any successor thereto, being referred to herein as the “Designated Accounting Firm”) after such fifteenth (15th) day. In connection with the resolution of any such dispute by the Designated Accounting Firm (A) the Designated Accounting Firm shall act as an expert and not as an arbitrator, (B) none of Sellers, Buyer, or any of their respective Affiliates or Representatives shall have any ex parte communications or meetings with the Designated Accounting Firm regarding the subject matter hereof without the other parties’ prior written consent, (C) Sellers and Buyer shall each submit to the Designated Accounting Firm the Closing Statement and the Dispute Notice, and shall have the opportunity to provide one (1) initial submission with support for such party’s position and one (1) submission responding to the other party’s initial submission (collectively, the “Dispute Submissions”), (D) the Designated Accounting Firm shall be instructed to determine the Closing Amounts in accordance with the terms of this Agreement within thirty (30) days after receipt of the Dispute Submissions, and upon reaching such determination shall deliver a copy of its calculations (the “Expert Calculations”) to

Sellers and Buyer, and (E) the determination made by the Designated Accounting Firm of the Closing Amounts that are in dispute shall be conclusive, binding upon the parties, non-appealable, and not subject to further review absent manifest error, and shall be considered a final arbitration award that is enforceable pursuant to the terms of the Federal Arbitration Act. In calculating the Closing Amounts, the Designated Accounting Firm (1) shall be limited to addressing only those particular Disputed Items referred to in the Dispute Notice and will have no authority to make any adjustments to any financial statements or amounts other than any items on the Dispute Notice which Buyer and Sellers dispute, (2) shall be limited to reviewing the Dispute Submissions and, except as may be agreed in writing by Buyer and Sellers, the Designated Accounting Firm shall not be permitted to review any other materials or information, including any negotiations and/or settlement offers exchanged by the parties, (3) shall, with respect to any Disputed Item, not assign an amount greater than the higher amount calculated by Buyer or Sellers, as the case may be, or lower than the lower amount calculated by Buyer or Sellers, as the case may be, and (4) shall only apply the provisions of this Agreement concerning the determination of such amounts, and the decision of the Designated Accounting Firm shall be based solely upon the Dispute Submissions and the definitions and applicable provisions of this Agreement. The Expert Calculations shall reflect in detail the differences, if any, between the Closing Amounts reflected therein and the Closing Amounts set forth in the Closing Statement. The fees and expenses of the Designated Accounting Firm shall be allocated between Buyer, on the one hand, and Sellers, on the other hand, based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party.
(d)Distributions.
(i)If (x) the Closing Consideration Amount as finally determined pursuant to this Section 2.03 exceeds (y) the Estimated Closing Consideration Amount (such excess, the “Excess Amount”), then, no later than two (2) Business Days after such determination, Buyer shall pay to Sellers the Excess Amount.
(ii)If (x) the Closing Consideration Amount as finally determined pursuant to this Section 2.03 is less than (y) the Estimated Closing Consideration Amount (such difference, the “Shortfall Amount”), then, no later than two (2) Business Days after such determination, Sellers shall pay to Buyer the Shortfall Amount.
(iii)If not paid within the time period set forth above, the amount of the Excess Amount or the Shortfall Amount shall bear interest from and including the date such payment was to be made pursuant to this Section 2.03(d) up to and including the date of payment at a rate per annum equal to five percent (5%). Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed, compounding at the end of each calendar month.
(c)Adjustments for Tax Purposes. Any payments made pursuant to Section 2.03 shall constitute an adjustment of the Purchase Price for Tax purposes and shall be treated as such by the parties on their Tax Returns to the extent permitted by applicable Law.
2.04Payments. Payments made pursuant to this Article II shall be made by wire transfer of immediately available funds to an account designated by each recipient prior to the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLERS
Sellers represent and warrant to Buyer that the statements contained in this Article III are true and correct as of the date hereof and as of the Closing Date.
3.01Organization and Authority; Due Execution; Board Approval.
(a)Each Seller is a corporation duly organized, validly existing, and in good standing under the applicable Laws of its jurisdiction of incorporation and has full corporate power and authority to own, operate, or lease the properties and assets now owned, operated, or leased by it and to carry on the Business as it has been and is currently conducted. Each Seller has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which it is or will be a party, to carry out its obligations hereunder and thereunder and to consummate the Contemplated Transactions, subject to the adoption of this Agreement by the affirmative vote or consent of the holders of a majority of the outstanding shares of common stock of Yield10 (the “Requisite Seller Vote”). The execution and delivery by each Seller of this Agreement and any other Transaction Document to which it is or will be a party, the performance by each Seller of its obligations hereunder and thereunder, and the consummation by each Seller of the Contemplated Transactions have been duly authorized by all requisite corporate action on the part of each Seller, subject to the receipt of the Requisite Seller Vote. The Requisite Seller Vote is the only vote or consent of the holders of any class or series of Yield10’s capital stock necessary to approve and adopt this Agreement, approve the Contemplated Transactions, and consummate the Contemplated Transactions.
(b)This Agreement has been duly executed and delivered by each Seller and (assuming due authorization, execution, and delivery by Buyer) constitutes a legal, valid, and binding obligation of each Seller, Enforceable against each Seller. When each other Transaction Document to which each Seller is or will be a party has been duly executed and delivered by such Seller (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal, valid, and binding obligation of such Seller, Enforceable against such Seller. All corporate actions taken by Sellers in connection with this Agreement and the other Transaction Documents will be duly authorized on or prior to the Closing.
(c)Each Seller has made available to Buyer true and correct copies of (i) its Organizational Documents and (ii) the minutes of all meetings of and written consents taken by its directors and stockholders during the past three (3) years. Sellers are not in breach of or default under any provision of their respective Organizational Documents. Section 3.01(c) of the Seller Disclosure Schedule sets forth a correct and complete list of the officers and directors of each Seller.
(d)The Seller Board, by resolutions duly adopted by a majority vote at a meeting of all directors of Yield10 duly called and held and not subsequently rescinded, withdrawn, or modified in any way, has: (i) determined that this Agreement and the Contemplated Transactions, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Yield10 and its stockholders; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the Contemplated Transactions, upon the terms and subject to the conditions set forth herein; (iii) directed that this Agreement be submitted to a vote of Yield10’s stockholders for adoption at the Seller Stockholders Meeting; and (iv) resolved to recommend that Yield10’s stockholders vote in favor of adoption of this Agreement in accordance with the Delaware General Corporation Law (collectively, the “Seller Board Recommendation”).
3.02No Conflicts; Consents.

(a)The execution, delivery, and performance by each Seller of this Agreement and the other Transaction Documents to which it is or will be a party, and the consummation of the Contemplated Transactions do not and will not: (i) subject to obtaining the Requisite Seller Vote, conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of such Seller; (ii) subject to obtaining the Requisite Seller Vote, conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to such Seller; (iii) except as set forth in Section 3.02(a) of the Seller Disclosure Schedule, require the consent, notice, or other action by any Person under, conflict with, result in a material violation or material breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify, or cancel any Assigned Contract or any Permit affecting the Purchased Assets or the Business; or (iv) result in the creation or imposition of any Encumbrance (other than Permitted Encumbrances) on any Purchased Asset.
(b)No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Sellers in connection with the execution, delivery, and performance of this Agreement and the other Transaction Documents and the consummation of the Contemplated Transactions, except for the filing of the Seller Proxy Statement in definitive form with the SEC in accordance with the Exchange Act, and such reports under the Exchange Act as may be required in connection with this Agreement and the Contemplated Transactions.
3.03Financial Statements; Undisclosed Liabilities.
(a)True and correct copies of the audited consolidated financial statements of the Sellers, consisting of the consolidated balance sheets of the Sellers as at December 31 in each of the years 2022 and 2023 and the related consolidated statements of income and cash flow for the years then ended (the “Annual Financial Statements”), and unaudited consolidated financial statements consisting of the balance sheet of Yield10 as at June 30, 2024 and the related statements of income and cash flow for the three (3) month period then ended (the “Interim Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”) have been provided to Buyer. The balance sheet of Yield10 as of December 31, 2023 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of Yield10 as of June 30, 2024 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”.
(b)The Financial Statements have been prepared in accordance with GAAP on the basis of the same accounting principles, policies, methods, and procedures, consistently applied, throughout the periods involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the amount and effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Annual Financial Statements). The Financial Statements are based on the books and records of Sellers and fairly present in all material respects the financial condition of the Business as of the respective dates they were prepared and the results of the operations of the Business for the periods indicated.
(c)Sellers do not have any material Liabilities with respect to the Business, including guarantees by Sellers of Liabilities of any other Person, except (i) Liabilities as and to the extent reflected on the Balance Sheet, (ii) Liabilities incurred in the Ordinary Course of Business since the Balance Sheet Date (none of which is a material Liability for breach of contract, breach of warranty, tort, infringement, or Action) and adequately reflected on the books and records of Sellers in connection with the Business, and (iii) obligations not in default under Contracts entered into by Sellers in the Ordinary Course of Business.

3.04Absence of Certain Changes, Events, and Conditions. Since the Balance Sheet Date:
(a)there has not been a Material Adverse Effect or any material damage, destruction or loss (whether or not covered by insurance) to any of the Purchased Assets; and
(b)Sellers have not taken any action that, if taken after the date hereof, would result in a breach of Section 5.01(a) or require Buyer’s consent under Section 5.01(b).
3.05Title to Purchased Assets; Real Property.
(a)Sellers have good and valid title to, or a valid leasehold interest in, all of the Purchased Assets. All of the Purchased Assets (including leasehold interests) are free and clear of Encumbrances, other than Permitted Encumbrances.
(b)Section 3.05(b) of the Seller Disclosure Schedule lists (i) the street address of each parcel of Real Property used in the Business, (ii) the applicable lease or sublease for each such parcel and, with respect to each such lease: (A) the landlord, (B) the rental amount currently being paid, and (C) the expiration date, and (iii) the current use of such Real Property. Sellers are not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy, or enjoyment of any such Real Property. The use and operation of such Real Property in the conduct of the Business do not violate in any material respect any Law (including any applicable zoning, building, use, safety or other similar Law), covenant, condition, restriction, easement, Permit, or Contract. To Sellers’ Knowledge, no material improvements constituting a part of such Real Property encroach on real property owned or leased by a Person other than Sellers. There are no Actions pending nor, to Sellers’ Knowledge, threatened against or affecting such Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation or eminent domain proceedings and no material unrepaired damage by casualty has occurred with respect thereto. The Real Property listed on Section 3.05(b) of the Seller Disclosure Schedule comprises all of the Real Property that is Related to the Business, and Sellers are not party to any Contract, including any option, to purchase any real property or any interest therein.
1.06Condition and Sufficiency of Purchased Assets.
(a)The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles, and other items of Tangible Personal Property included within the Purchased Assets are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, in all material respects. None of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles or other items of Tangible Personal Property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost, and such buildings, plants, structures, furniture, fixtures, machinery, and equipment are supplied with utilities and other services necessary for the operation of the Business and are safe for their current occupancy and use, as applicable.
(b)The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles, and other items of Tangible Personal Property included within the Purchased Assets, together with the intangible assets included within the Purchased Assets, are sufficient for the continued conduct of the Business immediately after the

Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary to conduct the Business from and after the Closing. Upon (i) the purchase and acquisition of the Purchased Assets in accordance with this Agreement and (ii) receipt by Buyer of the services and benefits available or otherwise offered by Sellers or their Affiliates to Buyer or its Affiliates under the Ancillary Documents, Buyer shall have, directly or indirectly, immediately following the Closing, the assets, properties, rights and services sufficient to operate the Business immediately following the Closing in substantially the same manner as the Business is currently being conducted.
3.07Intellectual Property.
(a)Section 3.07(a) of the Seller Disclosure Schedule contains a complete and correct list of (i) all Business IP Registrations, specifying as to each, as applicable: the title, mark, or design; the record owner and inventor(s), if any; the jurisdiction by or in which it has been issued, registered, or filed; the patent, registration, or application serial number; the issue, registration, or filing date; and the current status, (ii) all unregistered Trademarks included in the Business Owned Intellectual Property, (iii) all proprietary Software used or held for use in connection with the Business, and (iv) all other Business Owned Intellectual Property used or held for use in the Business that is material to the conduct of the Business.
(b)Section 3.07(b) of the Seller Disclosure Schedule contains a complete and correct list of all Business IP Agreements separately identifying the Business IP Agreements (i) under which Sellers are licensors or otherwise grant to any Person any right or interest relating to any Business Intellectual Property, (ii) under which Sellers are licensees or otherwise granted any right or interest relating to the Intellectual Property of any Person, other than licenses for Off-the-Shelf Software, and (iii) which otherwise relate to Sellers’ ownership or use of Intellectual Property in connection with the Business, in each case identifying the Intellectual Property covered by such Business IP Agreement. Sellers have made available to Buyer true and correct copies (or in the case of any oral agreements, a complete and correct written description) of all Business IP Agreements, other than licenses for Off-the-Shelf Software, including all modifications, amendments, and supplements thereto and waivers thereunder. Each Business IP Agreement is Enforceable against Sellers and, to Sellers’ Knowledge, is Enforceable against each other party thereto. Neither Sellers nor any other party thereto are, or are alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any Business IP Agreement, with the exception that Seller is in breach of its patent license agreement with University of Missouri and plans to let the patent license agreement lapse.
(c)Sellers are the sole and exclusive legal and beneficial, and with respect to the Business IP Registrations, record, owners of all right, title, and interest in and to the Business Owned Intellectual Property, and have the valid and Enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of the Business, in each case, free and clear of Encumbrances other than Permitted Encumbrances. Sellers have not granted any Person any right to control the prosecution or registration of, or commence, defend, or otherwise control any Action with respect to, any (i) Business Owned Intellectual Property or (ii) Business Licensed Intellectual Property for which Sellers have been granted the right to control prosecution, registration, or any Actions with respect thereto (as applicable). Sellers have entered into Enforceable written Contracts with each current and former Employee and Independent Contractor whereby such Employee or Independent Contractor (A) acknowledges Sellers’ exclusive ownership of all Intellectual Property invented, created, or developed by such Employee or Independent Contractor within the scope of such Person’s employment or engagement with Sellers, (B) grants to Sellers a present, irrevocable assignment of any ownership interest such

Employee or Independent Contractor may have in or to such Intellectual Property, and (C) irrevocably waives any right or interest, including any moral rights, regarding any such Intellectual Property, to the extent permitted by applicable Law. Sellers have made available to Buyer true and correct copies of all such Contracts. All assignments and other instruments necessary to establish, record, and perfect Sellers’ ownership interest in the Business IP Registrations have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars. Any payments due by Law or Contract from Sellers to inventors, authors, or other creators of Business Owned Intellectual Property have been made.
(d)All of the Business Intellectual Property is valid and Enforceable, and all Business IP Registrations are subsisting and in full force and effect. Sellers have taken all reasonable and necessary steps to maintain and enforce the Business Intellectual Property and to preserve the confidentiality of all Trade Secrets included in the Business Intellectual Property, including by requiring all Persons having access thereto to execute binding, written non-disclosure agreements. Sellers have provided Buyer with true and correct copies of all such Contracts. All required filings and fees related to the Business IP Registrations have been timely submitted with and paid to the relevant Governmental Authorities and authorized registrars, and Section 3.07(d) of the Seller Disclosure Schedule contains a complete and correct list of all filings and fees due in the next ninety (90) days with respect to the Business IP Registrations. Sellers have made available to Buyer true and correct copies of all file histories, documents, certificates, office actions, correspondence, assignments, and other instruments relating to the Business IP Registrations.
(e)Neither the execution, delivery nor performance of this Agreement, nor the consummation of the Contemplated Transactions, will result in the loss or impairment of, or require the consent of any other Person in respect of Sellers’ right to own or use any Business Intellectual Property or Business Licensed Intellectual Property, as applicable.
(f)Other than pending challenges by Buyer regarding Buyer’s patents and patent applications related to Omega-3 technology, of which Yield10 was made aware by letter dated May 24, 2024, previous discussions between Seller and BASF Corporation regarding potential licensing from BASF Corporation of Camelina varieties that produce land-based Omega-3 docosahexaenoic acid and eicosapentaenoic acid oils, of which Buyer was made aware, and previous discussions between Seller and Broad/Corteva regarding the requirement for third parties to obtain a commercial license to CRISPR technology to use Seller’s E3902 Camelina line, FAE1 deletion mutants, and C3007 gene trait, of which Buyer was made aware, (i) there have been no Actions (including any interference, opposition, reissue, re-examination, inter partes review, or post grant review), whether settled, pending or threatened (including in the form of offers to obtain a license) (A) challenging Sellers’ rights to exploit any of the Business Intellectual Property, (B) alleging any infringement, misappropriation, or other violation by Sellers of the Intellectual Property rights of any Person, (C) challenging the validity, enforceability, registrability, patentability, or ownership of any Business Owned Intellectual Property, or Sellers’ right, title, or interest in or to any Business Owned Intellectual Property or Business Licensed Intellectual Property, or (D) by Sellers alleging any infringement, misappropriation, or other violation by any Person of the Business Intellectual Property, and (ii) to Sellers’ Knowledge, there are no facts, circumstances, or conditions that could reasonably be expected to form the basis for such an Action. Sellers are not subject to any outstanding or prospective Governmental Order (including any motion or petition therefor) that does or could reasonably be expected to restrict or impair the use of any Business Intellectual Property.
(g)Other than with respect to pending challenges by Buyer regarding Buyer’s patents and patent applications related to Omega-3 technology, of which Yield10 was made aware by letter dated May 24, 2024, previous discussions between Seller and BASF Corporation regarding potential licensing from BASF Corporation of Camelina varieties that produce land-based Omega-3 docosahexaenoic acid and eicosapentaenoic acid oils, of which Buyer was made aware, and previous discussions between Seller and Broad/Corteva regarding the requirement for third parties to obtain a commercial license to CRISPR technology to use Seller’s E3902 Camelina line, FAE1 deletion mutants, and C3007 gene trait, of which Buyer was made aware, (i) the conduct of the Business as currently and formerly conducted and as currently proposed to be conducted, including the use of the Business Intellectual Property in connection therewith, and the products, processes and services of Sellers in connection with the Business, have not infringed, misappropriated, or otherwise violated, and will not infringe, misappropriate or otherwise violate, the Intellectual Property or other rights of any Person, and (ii) to Sellers’ Knowledge, no Person has infringed, misappropriated, or otherwise violated any Business Intellectual Property.
(h)Sellers have not received any opinion of counsel that the conduct of the Business, or the practice or other exploitation of any Business Intellectual Property, has infringed, misappropriated, diluted, or otherwise violated, or will infringe, misappropriate, dilute, or otherwise violate, any Intellectual Property rights of any other Person.
(i)All prior art and information known to Sellers in connection with the Business and material to the patentability of the Patents included in the Business Owned Intellectual Property was disclosed to the relevant Governmental Authority during the prosecution of the Patents included in the Business IP Registrations in accordance with applicable Laws. Sellers have not nor, to Sellers’ Knowledge, has any other Person, made any untrue statement of a material fact or fraudulent statement or omission to any applicable Governmental Authority regarding any pending or issued Patent claims included in the Business IP Registrations. Each of the Patents included in the Business IP Registrations properly identifies each and every inventor of the claims thereof as determined in accordance with the Laws of the jurisdiction in which such Patent is issued or pending.
(j)Except as described in Section 3.07(j) of the Seller Disclosure Schedule, no funding, facilities or personnel of any Governmental Authority were used, directly or indirectly, to develop or create, in whole or in part, any Business Owned Intellectual Property, and no such Governmental Authority has any right to, or right to royalties or other payment for, or to impose any requirement on the manufacture or commercialization of any product incorporating, Business Intellectual Property.
(k)No funding, facilities, or personnel of any educational or research institution, non-profit organization or any private entity other than Sellers was used to develop or create in whole or in part, any of Business Owned Intellectual Property, and no such institution or entity has any right to, or right to royalties or other payment for, or to impose any requirement on the manufacture or commercialization of any product incorporating, Business Owned Intellectual Property.
(l)Sellers have not used any Open Source Materials in connection with the Business in a manner that requires any of the Business Owned Intellectual Property, or any portion thereof, to be subject to any Open Source License. Sellers are in compliance in all material respects with terms of all relevant licenses (including all requirements related to notices and making source code available to third parties) for all Open Source Materials Related to the Business.
(m)Sellers are not and have not been, nor are or have any current or former Employee been, a member of or participated in the work of any standard setting organization, standard development organization, or patent pool, or may otherwise be obligated to license any Business Owned Intellectual Property on “reasonable and non-discriminatory” terms or “fair, reasonable, and non-discriminatory” terms, or to grant a non-assert or a covenant not to sue in relation to Business Intellectual Property.
3.08IT Systems.
(a)All Software, computer hardware, servers, networks, platforms, Software services, communications networks (including telecommunications networks and systems for voice, data, and video), peripherals, and similar or related items of automated, computerized, or other information technology networks and systems Related to the Business that are owned, leased, licensed, or used (including through cloud-based or other third-party service providers) by Sellers (“IT Systems”) are (i) in good working order in all material respects, (ii) have no material defects, (iii) include safeguards and security, including physical and electronic access controls, data backup, and disaster recovery systems in accordance in all material respects with current, generally accepted industry standards and practices, and (iv) are adequate and sufficient in all material respects for the operation of the Business as currently conducted and as proposed to be conducted.
(b)In the past three (3) years, there has been no material malfunction, failure, continued substandard performance, denial-of-service, or other cyber incident, including any cyberattack or other impairment of the IT Systems. The IT Systems are free of any Harmful Code, and Sellers have taken all commercially reasonable steps to detect and remove any Harmful Code in their IT Systems and to safeguard the confidentiality, availability, security, and integrity of the IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and Software and hardware support arrangements.
(c)All third-party Software used in or comprising an IT System, including Software applications approved by Sellers for use on Personal Devices, are used in all material respects in accordance with valid Software license agreements and such licenses and related maintenance agreements will remain in effect notwithstanding the Contemplated Transactions.
3.09Privacy and Data Security.
(a)Sellers have policies and procedures to provide secure remote access from personal devices, such as personal computers, cell phones, laptops, and tablet computers (“Personal Devices”), to the IT Systems and Sellers have processes to enable them to delete confidential, proprietary, and personal information stored on such Personal Devices.
(b)Sellers, and to Sellers’ Knowledge, all vendors, processors, or other third parties acting for or on behalf of Sellers in connection with the collection, receipt, access, use, handling, compilation, creation, analysis, monitoring, maintenance, retention, storage, transmission, transfer, protection, disclosure, distribution, destruction, or disposal of Personal Information in the conduct of the Business (“Processing”), or that otherwise have been authorized to have access to Personal Information in the possession or control of Sellers in the conduct of the Business, comply and at all times in the past three (3) years have complied in all material respects with (i) all applicable Privacy Laws, (ii) rules of self-regulatory organizations, including the Payment Card Industry Data Security Standard, (iii) industry standards, guidelines, and best practices for data security, including the National Institute of Standards and Technology (NIST) Cybersecurity Framework, (iv) Sellers’ Privacy and Data Security Policies, and (v) applicable contractual obligations concerning the Processing of Personal Information to which Sellers are a party or otherwise bound.
(c)In the past three (3) years, (i) to Sellers’ Knowledge, no Personal Information in the possession or control of Sellers or held or Processed by any vendor, processor, or other third party for or on behalf of Sellers, in each case, in connection with the Business, have been subject to any data breach or other security incident that has resulted in unauthorized access, disclosure, use, denial of use, alteration, corruption, destruction, compromise, or loss of such Personal Information or that has caused or would reasonably be expected to cause a disruption to the conduct of the Business (a “Security Incident”) and (ii) Sellers have not notified and, to Sellers’ Knowledge, there have been no facts or circumstances that would require Sellers to notify, any Governmental Authority or other Person of any Security Incident.
(d)In the past three (3) years, Sellers have not received any notice, request, claim, complaint, correspondence, or other communication in writing from any Governmental Authority or other Person, and to Sellers’ Knowledge there has not been any audit, investigation, enforcement action (including any fines or other sanctions), or other Action, relating to any actual, alleged, or suspected Security Incident or violation of any Privacy Law, Sellers’ Privacy and Data Security Policy, any contractual agreement relating to the Processing of Personal Information, or any Person’s individual privacy rights involving Personal Information in the possession or control of Sellers, or held or processed by any vendor, processor, or other third party for or on behalf of Sellers, in each case, in connection with the Business, and there are no facts or circumstances that would reasonably be expected to give rise to any of the foregoing.

(e)Sellers have at all times in the past three (3) years maintained, and required all vendors, processors, or other third parties that Process any Personal Information for or on behalf of Sellers to implement and maintain, commercially reasonable security measures, plans, procedures, controls, and programs to (i) identify and address internal and external risks to the privacy and security of Personal Information in their possession or control in connection with the Business, (ii) implement, monitor, and improve adequate and effective administrative, technical, and physical safeguards to protect such Personal Information, and (iii) provide notification in compliance with applicable Privacy Laws in the case of any Security Incident.
(f)For the past three (3) years, Sellers have posted to their websites and any mobile applications their Privacy and Data Security Policy. No disclosure or representation made or contained in such Privacy and Data Security Policy has been inaccurate, misleading, deceptive, or in violation of any applicable Privacy Laws (including by containing any material omission). Sellers and, to Sellers’ Knowledge, any vendor, processor, or other third-party Processing Personal Information for or on behalf of Sellers in connection with the Business are and have been in compliance with such Privacy and Data Security Policies in all material respects.
(g)The execution, delivery, and performance of this Agreement and the consummation of the Contemplated Transactions do not and will not: (i) conflict with or result in a violation or breach of any Privacy Laws or Sellers’ Privacy and Data Security Policies (as currently existing or as existing at any time during which any Personal Information was collected or Processed by or for Sellers) or (ii) require the consent of or notice to any Person concerning such Person’s Personal Information.
(h)For the past two and one half (2.5) years, Sellers have maintained a cyber insurance policy that is adequate and suitable for the nature and volume of Personal Information Processed by or on behalf of Sellers in connection with the Business. Sellers have made available to Buyer a true and correct copy of such cyber insurance policy.
3.10Assigned Contracts. Each Assigned Contract is Enforceable against Sellers, and to Sellers’ Knowledge, is Enforceable against each other party to such Contract. Neither Sellers nor, to Sellers’ Knowledge, any other party thereto is in material breach of or default under (or is alleged to be in material breach of or default under), or has provided or received any notice of any intention to terminate, any Assigned Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Assigned Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. True and correct copies of each Assigned Contract (including all modifications, amendments, and supplements thereto and waivers thereunder) have been made available to Buyer.
3.11Suppliers.
(a)Sellers have not received any written notice or, to Sellers’ Knowledge, oral notice, and have no reason to believe, that any supplier of goods or services to the Business has ceased, or intends to cease, to supply goods or services to the Business or to otherwise terminate or materially reduce its supply of goods or services in connection with the Business.
(b)Sellers have no sole-source supplier of significant goods or services with respect to the Business (other than utilities) with respect to which practical alternative sources are not reasonably available on substantially equivalent terms and conditions.
3.12Insurance. Section 3.12 of the Seller Disclosure Schedule sets forth a complete and correct list of all current policies and binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors’ and officers’ liability, fiduciary liability, and other casualty and property insurance maintained by Sellers and primarily relating to the assets, business, operations, employees, officers, and directors of the Business (collectively, the “Insurance Policies”) and true and correct copies of such Insurance Policies have been made available to Buyer. The Insurance Policies are in full force and effect. Sellers have not received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of the Insurance Policies. All premiums due on the Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of Sellers. All of the Insurance Policies (a) are valid and binding in accordance with their terms and (b) have not been subject to any lapse in coverage. Sellers are not in default under, and have not otherwise failed to comply in any material respect with any provision contained in, any Insurance Policy. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Business and are sufficient for compliance with all applicable Laws and Contracts to which Sellers are a party or by which they are bound. There are no claims related to the Business pending under any of the Insurance Policies as to which coverage has been questioned, denied, or disputed or in respect of which there is an outstanding reservation of rights.
3.13Legal Proceedings; Governmental Orders.
(a)There have been no Actions pending or threatened in writing (i) against or by Sellers or (ii) against any director, officer, or employee of Sellers acting in their capacity as such who has a right to seek indemnification from Sellers, in each case, in connection with the Business. No event has occurred or circumstances exist that may give rise to, or serve as a reasonable basis for, any such Action. There are no pending or threatened whistleblower claims concerning Sellers (including any employees thereof) in connection with the Business.
(b)There are no Actions pending in which Sellers are plaintiff or claimant, and no event has occurred or circumstances exist to Sellers’ Knowledge that would give rise to, or serve as a reasonable basis for, any such Action, in each case, in connection with the Business.
(c)There are no outstanding Governmental Orders and no unsatisfied judgments, penalties, or awards against or affecting Sellers in connection with the Business or any of the Purchased Assets.
3.14Compliance With Laws; Permits.
(a)Sellers have complied, and are now complying, in all material respects with all Laws applicable to the Business.
(b)In connection with the Business, Sellers have not, nor, to the Sellers’ Knowledge, have any of their directors, officers, agents, employees, or representatives, violated the Foreign Corrupt Practices Act of 1977, the U.S. Bank Secrecy Act, or the Corruption of Foreign Public Officials Act (Canada), each as amended, any rules or regulations thereunder, or any other applicable anti-corruption or anti-kickback Law of any jurisdiction (collectively, “Anti-corruption Laws”), and none of the foregoing Persons have been involved, or are currently involved, in any investigation or have received notice of any current or past complaint of an anti-corruption, anti-bribery, or anti-money laundering issue or violation of any Anti-corruption Laws, or have received any notice of investigation by a Governmental Authority with respect to any alleged non-compliance with any Anti-corruption Laws.
(c)In connection with the Business, neither Sellers nor any of their directors, officers, agents, employees, or representatives or other persons acting on their behalf has been or is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
(d)All material Permits required for Sellers to conduct the Business have been obtained by them and are valid and in full force and effect. All fees and charges with respect to such Permits have been paid in full. Section 3.14(d) of the Seller Disclosure Schedule contains a complete and correct list of all current Permits issued to Sellers in connection with the Business, including the names of the Permits and their respective dates of issuance and expiration. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse, or limitation of any such Permit.
3.15Taxes.
(a)All Tax Returns required to be filed by on or behalf of Sellers with respect to the Business on or before the Closing Date have been, or will be, timely filed with the appropriate Governmental Authority (taking into account applicable extensions of time to file). All such Tax Returns are, or will be, true, complete and correct in all respects. All Taxes due and owing by Sellers with respect to the Business (whether or not shown on any Tax Return) have been, or will be, timely paid. All Taxes required to have been paid by or on behalf of Sellers with respect to the Business on or before the Closing Date, regardless of whether such Taxes are required to have been shown on any Tax Return, have been timely paid to the appropriate Governmental Authority.
(b)There are no Encumbrances for Taxes upon any of the Purchased Assets and no Governmental Authority is in the process of imposing any Encumbrances for Taxes on any of the Purchased Assets (other than for current Taxes not yet due and payable).
(c)There are no Tax audits, examinations, investigations or other claims or assessments pending or threatened in writing against or with respect to Sellers.
(d)There are not currently in force any waivers, agreements or other arrangements extending the period for assessment or collection of any Taxes (including any applicable statute of limitation) by or on behalf of Sellers.
(e)Sellers have complied in all respects with all applicable Laws relating to the payment and withholding of Taxes and have properly and timely withheld all Taxes required to be withheld by Sellers in connection with amounts paid or owing to any employee, former employee, independent contractor, creditor, shareholder, Affiliate, customer, supplier, or other Person as it relates to the Business. Sellers have properly and timely paid all such withheld Taxes to the appropriate Governmental Authority or have properly set aside such withheld amounts in accounts for such purpose.
(f)Neither Seller has been a member of an affiliated, combined, consolidated, or unitary Tax group for Tax purposes, other than a group the common parent of which is Yield10. Sellers have no Liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise. Sellers are not a party to, nor is bound by, any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement (other than any agreement entered into in the Ordinary Course of Business the principal purpose of which is not related to Taxes). Sellers are not, nor has ever been, a party to a “reportable transaction” within the meaning of Section 6707A of the Tax Code and Treasury Regulation Section 1.6011-4(b).
(g)Sellers have made available to Buyer true and correct copies of (i) the portion of Sellers’ federal Tax Returns primarily relating to the Business for taxable periods since January 1, 2021, (ii) any state, local, or foreign Tax Returns of the Business since January 1, 2021, and (iii) any audit report or statement of deficiencies assessed against, agreed to by, or with respect to Sellers for all Tax periods ending after January 1, 2021.
(h)None of the Purchased Assets is (i) required to be treated as being owned by another person pursuant to the so-called “safe harbor lease” provisions of former Section 168(f)(8) of the Internal

Revenue Code of 1954, as amended, (ii) subject to Section 168(g)(1)(A) of the Tax Code, or (iii) subject to a disqualified leaseback or long-term agreement as defined in Section 467 of the Tax Code.
(i)None of the Purchased Assets is tax-exempt use property within the meaning of Section 168(h) of the Tax Code.
(j)No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any Governmental Authority with respect to Taxes of Sellers or with respect to the Business.
(k)No written claim has been made by any Governmental Authority in any jurisdiction where a Seller does not file Tax Returns that such Seller is, or may be, subject to Tax in that jurisdiction. Neither Seller has any branch or permanent establishment (within the meaning of any applicable tax treaty) in any country other than the country of its formation.
3.16Employment Matters.
(a)Except as set forth in Section 3.16(a) of the Seller Disclosure Schedule, (i) all compensation, including wages, commissions, and bonuses, payable to all Employees or Independent Contractors for services performed on or prior to the date hereof have been paid in full, (ii) there are no Actions with respect to payment of compensation, commission, bonuses, wages, salary or overtime pay that are pending or, to Sellers’ Knowledge, threatened before any Governmental Authority with respect to any Employees or Independent Contractors, and (iii) there are no outstanding agreements, undertakings, or commitments of Sellers with respect to any compensation, commissions, or bonuses of any Employees or Independent Contractors that have not been made available to Buyer.
(b)The employment of each Employee is “at will,” and can be terminated at any time without Liability to Sellers. Except as set forth in Section 3.16(b) of the Seller Disclosure Schedule, Sellers are not a recipient of any outsourced or temporary labor from any third party or contracts with a professional employer organization, staffing agency, or similar entity in relation to the Business. No management-level Employee has informed Sellers of any plan to terminate employment and, to Sellers’ Knowledge, no such person has any plans to terminate employment with Sellers. To Sellers’ Knowledge, no Employee is a party to or bound by any Contract that (i) could adversely affect the performance of such Employee’s duties other than for the benefit of the Business, (ii) could adversely affect the ability of Sellers to conduct the Business, (iii) restricts or limits in any way the scope or type of work in which such Employee may be engaged other than for the benefit of the Business, or (iv) requires such Employee to transfer, assign, or disclose information concerning such Employee’s work to anyone other than Sellers.
(c)Neither Seller is, or has ever been, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council, or labor organization (collectively, “Union”) in connection with the Business, and there is not, and there has never been, to Sellers’ Knowledge, any Union representing or purporting to represent any Employee, and no Union or group of such Employees is seeking or has sought to organize Employees for the purpose of collective bargaining. Similarly, neither Seller is, or has ever been, a party to, bound by, or negotiating any neutrality agreement, labor harmony agreement, labor peace agreement or other similar Contract. Sellers are not, and never have been, subject to any charge, demand, petition, representation proceeding, or picketing seeking to compel, require, or demand them to bargain with any Union in relation to the Business. Sellers have not committed any unfair labor practice in relation to the Business and there is no pending or, to Sellers’ Knowledge, threatened complaint regarding any alleged unfair labor practice in relation to the Business, nor is there any pending grievance (including a grievance which has been arbitrated and is awaiting on a decision and award) pursuant to any collective bargaining agreement or other

Contract. There has never been, nor is there currently pending, any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime, picketing, or other similar labor disruption or dispute affecting Sellers in relation to the Business. Sellers have no duty to bargain with any Union in connection with the Business.
(d)Sellers are and have been in compliance in all material respects with all applicable Laws pertaining to employment and employment practices in the conduct of the Business, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration (including work visas and employment authorization), wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, plant closures and layoffs, affirmative action, pay transparency, pay equity, working conditions, meal and break periods, privacy, occupational health and safety, workers’ compensation, paid sick leave, leaves of absence, and unemployment insurance, and the collection and payment of withholding Tax, social security Tax, and similar Tax arising from the conduct of the Business. All Persons characterized and treated by Sellers as Independent Contractors satisfy (or satisfied) the requirements of applicable Laws to be treated as independent contractors, including wage Laws and Laws applicable to employee benefits, and no current or former Independent Contractor is (or was) entitled to be classified as an employee of Sellers. To Sellers’ Knowledge, no current or former Independent Contractor has made any claim, whether verbally or in writing, that they are (or were), or should be (or should have been) classified as, an employee of Sellers. All current Employees classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are (or were) properly classified.
(e)Sellers are, and since January 1, 2018 have been, in compliance in all material respects with the requirements of the Immigration Reform Control Act of 1986 in the conduct of the Business, including maintaining timely, accurate and complete Form I-9s with respect to each of its former and current Employees as required by and in accordance with applicable Law concerning immigration and employment eligibility verification obligations. All Employees who are performing services in the United States are legally permitted to work in the United States and will be legally permitted to work in the United States and to perform services for Buyer immediately following the consummation of the Contemplated Transactions. Sellers have not received any written correspondence from the United States Social Security Administration advising of a “no-match” between any current or former Employee’s name and social security number, and there has been no alleged mismatch between the name and social security number of any current or former Employee. To Sellers’ Knowledge, each Employee is legally permitted to be employed by the applicable entity in the jurisdiction in which such Employee is employed in such Employee’s current job capacities for the maximum period allowed under applicable Law.
(f)There have been no Actions against Sellers or their Affiliates and there are no Actions pending, or to Sellers’ Knowledge, threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any current or former applicant, Employee, Independent Contractor, volunteer, or intern of Sellers arising from the conduct of the Business, including any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, reasonable accommodation, disability rights or benefits, immigration, employee classification, child labor, privacy, workers’ compensation, or workplace safety and insurance claims, paid sick leave, wage and hours or any other labor or employment related matter arising under applicable Laws. Neither Seller is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to employees or employment practices in connection with the Business. There are no pending claims against Sellers or their Affiliates under any workers’ compensation plan or policy or for long-term disability in connection with to the Business.

(g)Since January 1, 2020, no allegations of discrimination, sexual harassment or misconduct in the course of being employed by Sellers have been made against (i) any Employee holding a managerial position, or any current or former officer or director of Sellers, or (ii) Sellers’ service provider, in each case, in connection with the Business. Sellers have not entered into any settlement agreement or conducted any investigation related to allegations of sexual harassment or sexual misconduct by or regarding any employee or other Representative of Sellers arising from the conduct of the Business.
(h)Sellers have complied, and are in compliance, in all material respects with the Families First Coronavirus Response Act and all similar applicable state and local Laws, including the provision of paid leave benefits required thereunder and any applicable recordkeeping requirements, in each case, in the conduct of the Business. Sellers are and have been in compliance in all material respects with all applicable Laws related to COVID-19 in the workplace in the conduct of the Business, including occupational health and safety Laws, Laws pertaining to confidentiality of employee medical information, Laws pertaining to sick leave or family and medical leave, and Laws pertaining to vaccination mandates (and exemptions therefrom).
(i)Since January 1, 2021, Sellers have not implemented or been involved in any “mass layoff”, “plant closing” or similarly defined conduct (as defined in the WARN Act) in connection with the Business. Sellers are, and at all material times have been, in compliance with the WARN Act, and have no plans to undertake any action before the Closing Date that would trigger the WARN Act.
3.17Employee Benefit Matters.
(a)Each Benefit Plan and any related trust has been established, administered, and maintained in accordance with its terms and in compliance with all applicable Laws (including ERISA and the Tax Code). Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Tax Code (a “Qualified Benefit Plan”) is so qualified and received a favorable and current determination letter from the Internal Revenue Service, or with respect to a prototype or volume submitter plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan or volume submitter plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Tax Code, and nothing has occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Benefit Plan. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject Sellers or any of their ERISA Affiliates or, with respect to any period on or after the Closing Date, Buyer or any of its Affiliates, to a penalty under Section 502 of ERISA or to tax or penalty under Sections 4975 or 4980H of the Tax Code. Sellers have not taken any corrective action or made a filing under any voluntary correction program of the Internal Revenue Service, Department of Labor, or any other Governmental Authority with respect to any Benefit Plan, and, to Sellers’ Knowledge, there are no material plan defects with respect to any Benefit Plan that would qualify for correction under any such program.
(b)Neither Sellers nor any of their ERISA Affiliates have, in connection with the Business, (i) violated any of the health care continuation requirements of COBRA, the requirements of the FMLA, the requirements of the Health Insurance Portability and Accountability Act of 1996, the requirements of the Women’s Health and Cancer Rights Act of 1998, the requirements of the Newborns’ and Mothers’ Health Protection Act of 1996, the Patient Protection and Affordable Care Act, the Health Care and Education Reconciliation Act of 2010, or any amendment to each such act, or any similar provisions of state Law, (ii) incurred or reasonably expect to incur, either directly or indirectly, any material Liability under Title I or Title IV of ERISA or related provisions of the Tax Code or any Tax or penalty under Section 4975 or 4980 of the Tax Code or the Patient Protection and Affordable Care Act of 2010, as amended, (iii) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA, (iv) incurred taxes under Section 4971 of the Tax Code with respect to any Benefit Plan, or (v) maintained, established, sponsored, participated in, or contributed to any self-insured plan that provides benefits to employees (including any such plan pursuant to which a stop-loss policy or contract applies).
(c)With respect to each Benefit Plan: (i) no such plan is a multiemployer plan within the meaning of Section 3(37) of ERISA, (ii) no such plan is a “multiple employer plan” within the meaning of Section 413(c) of the Tax Code, a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), a “funded welfare plan” (within the meaning of Section 419 of the Tax Code) or a “voluntary employees’ benefit association” (as defined in Section 501(c)(9) of the Tax Code), (iii) no Action has been initiated by the Pension Benefit Guaranty Corporation to terminate any such plan or to appoint a trustee for any such plan, (iv) no such plan or the plan of any ERISA Affiliate is subject to Title IV of ERISA or the minimum funding requirements of Section 412 of the Tax Code, and (v) no “reportable event,” as defined in Section 4043 of ERISA, with respect to which the reporting requirement has not been waived, has occurred with respect to any such plan.
(d)No Benefit Plan provides post-termination or retiree health benefits to any Person for any reason other than as required under Sections 601 to 608 of ERISA or other applicable Law.
(e)There is no pending or, to Sellers’ Knowledge, threatened Action relating to a Benefit Plan (other than routine claims for benefits), and no Benefit Plan has within the six (6) years prior to the date hereof been the subject of an examination or audit by a Governmental Authority or the subject of an application or filing under or is a participant in, an amnesty, voluntary compliance, self-correction, or similar program sponsored by any Governmental Authority.
(f)There has been no amendment to, announcement by Sellers or any of their Affiliates relating to, or change in employee participation or coverage under, any Benefit Plan that would increase the annual expense of maintaining such plan above the level of the expense incurred for the most recently completed fiscal year (other than on a de minimis basis) with respect to any Employee, Independent Contractor, director, or officer of Sellers who performs services in connection with the Business. Neither Sellers nor any of their Affiliates have any commitment or obligation or have made any representations to any such Employee, Independent Contractor, director, or officer, whether or not legally binding, to adopt, amend, modify, or terminate any Benefit Plan.
(g)Each Benefit Plan that is subject to Section 409A of the Tax Code has been administered in compliance with its terms and the operational and documentary requirements of Section 409A of the Tax Code and all applicable regulatory guidance (including notices, rulings, and proposed and final regulations) thereunder. Sellers have no obligation to gross up, indemnify, or otherwise reimburse any Person for any excise taxes, interest, or penalties incurred pursuant to Section 409A or 4999 of the Tax Code.
(h)Neither the execution of this Agreement nor the consummation of the Contemplated Transactions will (either alone or upon the occurrence of any additional or subsequent events) (i) entitle any current or former director, officer, Employee or Independent Contractor of Sellers to severance pay or any other payment, (ii) accelerate the time of payment, funding, or vesting or increase the amount of compensation (including stock-based compensation) due to any such Person, (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan, (iv) result in “excess parachute payments” within the meaning of Section 280G(b) of the Tax Code, or (v) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Tax Code.
3.18Environmental Matters.
(a)Sellers are currently and have been in compliance in all material respects with all Environmental Laws that are applicable to the Business and the Purchased Assets and have not received from any

Person any (i) Environmental Notice or Environmental Claim or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date, in each case, with respect to the Business or the Purchased Assets.
(b)Sellers have obtained and are in material compliance with all Environmental Permits (each of which is disclosed in Section 3.18(b) of the Seller Disclosure Schedule) necessary for the ownership, lease, or use of the Purchased Assets and the operation of the Business and all such Environmental Permits are in full force and effect and shall be maintained in full force and effect by Sellers through the Closing Date in accordance with Environmental Law. To Sellers’ Knowledge, no condition, event, or circumstance exists that could reasonably be expected to prevent or impede, after the Closing Date, the conduct of the Business or the ownership, lease, operation or use of the Purchased Assets. With respect to any such Environmental Permits, Sellers have undertaken, or will undertake prior to the Closing Date, all measures necessary to facilitate transferability of the same, and Sellers are not aware of any condition, event or circumstance that might prevent or impede the transferability of the same, and have not received any Environmental Notice or written communication regarding any Material Adverse Effect in the status or terms and conditions of the same.
(c)To Sellers’ Knowledge, no Purchased Assets or Real Property currently or formerly owned, operated, or leased by Sellers in connection with the Business is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list.
(d)To Sellers’ Knowledge, there has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the Business or the Purchased Assets or any Real Property currently or formerly owned, operated, or leased by Sellers in connection with the Business, and Sellers have not received an Environmental Notice that any Real Property currently or formerly owned, operated, or leased in connection with the Business (including soils, groundwater, surface water, buildings, and other structures located on any such Real Property) has been contaminated with any Hazardous Material that could reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, Sellers.
(e)Section 3.18(e) of the Seller Disclosure Schedule contains a complete and correct list of all active or abandoned aboveground or underground storage tanks owned or operated by Sellers in connection with the Business or the Purchased Assets.
(f)Section 3.18(f) of the Seller Disclosure Schedule contains a complete and correct list of all off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by Sellers in connection with the Business or the Purchased Assets as to which Sellers may retain liability, and none of these facilities or locations has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA, or any similar state list, and Sellers have not received any Environmental Notice regarding potential Liabilities with respect to such off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by Sellers.
(g)Sellers have not retained or assumed, by Contract or operation of Law, any Liabilities of third parties under Environmental Law in connection with the Business or the Purchased Assets.
(h)Sellers have made available to Buyer and listed in Section 3.18(h) of the Seller Disclosure Schedule (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models, and other similar documents with respect to the Business or Purchased Assets or any currently or formerly owned, operated, or leased Real Property that are in the possession or control of Sellers related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials and (ii) any and all material documents concerning planned or anticipated capital expenditures required for the Business to reduce, offset, limit, or otherwise control pollution and/or emissions, manage waste, or otherwise ensure compliance with current or future Environmental Laws (including costs of remediation, pollution control equipment, and operational changes).
(i)To Sellers’ Knowledge, no condition, event, or circumstance concerning the Release or regulation of Hazardous Materials exists that, after the Closing Date, could reasonably be expected to prevent, impede, or materially increase the costs associated with the ownership, lease, operation, performance, or use of the Purchased Assets or the operation of the Business.
(j)To Sellers’ Knowledge, there has been no unintended release of any Trait developed or used by Sellers into the environment in any jurisdiction in which such Trait has not been deregulated.
3.19Related Party Transactions. No officer or director of either Seller nor any Person owning five percent (5%) or more of the issued and outstanding shares of capital stock of Yield10 (or any such Person’s immediate family members or Affiliates) is, or has been during the past three (3) years, a party to any Contract with or binding upon Sellers, in each case, in connection with the Business (other than Benefit Plans) or has any right, title or interest in any of the Purchased Assets.
3.20Proxy Statement. None of the information included or incorporated by reference in the letter to the stockholders, notice of meeting, proxy statement, and forms of proxy (collectively, the “Seller Proxy Statement”) to be filed with the SEC in connection with the Contemplated Transactions will, at the time it is filed with the SEC in definitive form, at the time it (or any amendment or supplement thereto) is first disseminated to Yield10’s stockholders, or at the time of the Seller Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Seller Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.
3.21No Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Sellers.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer represents and warrants to Sellers that the statements contained in this Article IV are true and correct as of the date hereof and as of the Closing Date.
4.01Organization and Authority of Buyer; Due Execution.
(a)Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware. Buyer has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the Contemplated Transactions.
(b)The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is or will be a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the Contemplated Transactions have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution, and delivery by Sellers) constitutes a legal, valid, and binding obligation of Buyer, Enforceable against Buyer. When each other Transaction Document to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution, and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Buyer, Enforceable against Buyer.
4.02No Conflicts; Consents.
(a)The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is or will be a party, and the consummation of the Contemplated Transactions, do not and will not (i) conflict with or result in a violation or breach of, or default under, any provision of its Organizational Documents, (ii) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Buyer, or (iii) require the consent, notice or other action by any Person under any Contract to which Buyer is a party.
(b)No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Contemplated Transactions, except for the filing of the Seller Proxy Statement in definitive form with the SEC in accordance with the Exchange Act, and such reports under the Exchange Act as may be required in connection with this Agreement and the Contemplated Transactions.
4.03Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Buyer.
4.04Sufficiency of Funds. Buyer has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Purchase Price and consummate the Contemplated Transactions.
4.05Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin, or otherwise delay the Contemplated Transactions.
4.06Investigation by Buyer. Except as otherwise specifically provided herein: (a) all of the Purchased Assets and Assumed Liabilities of Sellers are being sold and transferred to Buyer on an “as is” and “where is” basis and all warranties, express or implied, including warranties of merchantability and fitness for use, are excluded from the sale and transfer of the Purchased Assets and Assumed Liabilities of Sellers and (b) Sellers make no representations or warranties of any nature with respect to the Purchased Assets, other than as expressly provided for herein, including without limitation, estimates, projections, predictions, forecasts, data, financial information, memoranda, presentations or future prospects.
ARTICLE V
COVENANTS
5.01Conduct of Business Prior to the Closing.
(a)From the date hereof until the earlier to occur of the Closing or the termination of this Agreement pursuant to Article VIII (the “Pre-Closing Period”), except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), Sellers shall conduct the Business in the Ordinary Course of Business and shall use commercially reasonable efforts to maintain and preserve intact the current organization and franchise of the Business and to preserve the rights, franchises, goodwill, and relationships of its Employees,

Independent Contractors, customers, lenders, suppliers, regulators, and others having business relationships with Sellers in relation to the Business. Without limiting the foregoing, during the Pre-Closing Period, with respect to the Business, Sellers shall:
(i)use their respective commercially reasonable efforts to preserve and maintain all of the Permits included within the Purchased Assets;
(ii)maintain the Purchased Assets in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;
(iii)continue in full force and effect without modification all Insurance Policies that are Related to the Business;
(iv)defend and protect the Purchased Assets from infringement or usurpation;
(v)perform all of their respective obligations under all Assigned Contracts;
(vi)pay accounts payable of the Business in the Ordinary Course of Business;
(vii)maintain the books and records of Sellers in respect of the Business in accordance with past practice; and
(viii)comply in all material respects with all applicable Laws in the conduct of the Business.
(b)During the Pre-Closing Period, except (x) with the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed), (y) as set forth in Section 5.01(b)(y) of the Seller Disclosure Schedule, or (z) as specifically contemplated by this Agreement, with respect to the Business, Sellers shall not:
(i)enter into any new material Contract, or terminate or renew, or amend, waive, modify, or violate the terms of any Assigned Contract;
(ii)(A) transfer or license to any Person any rights to any Business Intellectual Property or enter into any agreement with respect to any Business Intellectual Property with any Person (other than non-exclusive agreements to license or provide the Business’s products to end-users pursuant to agreements that have been entered into in the Ordinary Course of Business), (B) buy or license any Intellectual Property or enter into any agreement with respect to the Intellectual Property of any Person (other than non-exclusive end-user license agreements entered into in the Ordinary Course of Business), (C) enter into any agreement with respect to the development of any Intellectual Property with a third party, or (D) terminate, fail to renew, abandon, cancel, let lapse, or fail to continue to prosecute or defend any Business Intellectual Property;
(iii)grant or agree to grant any increases in the compensation, perquisites, or benefits (whether through the payment of, or agreement to pay, bonus amounts or otherwise) to any Employee, Independent Contractor or director who performs services in connection with the Business;
(iv)hire or offer to hire any Employees;\
(v)terminate, or encourage to resign from Sellers, any Employees responsible for or involved in performing Sellers’ obligations under any Assigned Contract or any Employee listed in Schedule 5.01(b)(v);
(vi)grant or create any Encumbrance over any of the Purchased Assets;

(vii)revalue any of the Purchased Assets (whether tangible or intangible), other than in the Ordinary Course of Business;
(viii)engage in or enter into any material transaction or commitment, or relinquish any material right, in connection with the Business, in each case, outside the Ordinary Course of Business;
(ix)initiate or settle any litigation or arbitration in connection with the Business;
(x)adopt or change Sellers’ accounting policies or procedures in respect of the Business, including with respect to reserves for excess or obsolete inventory, reserves, depreciation, or amortization policies or rates, or payment or collection policies or practices;
(xi)take any action that would result in any of the conditions to the Closing set forth in Article VI not being satisfied or that would delay their satisfaction; or
(xii)offer to discuss entering into, negotiate entering into, authorize the entrance into, or enter into any Contract to do any of the foregoing.
5.02Access to Information. During the Pre-Closing Period, Sellers shall (i) afford Buyer and its Representatives, during normal business hours, full and free access to and the right to inspect all of the Purchased Assets and other documents and data related to the Business, subject to the Access Limitations, (ii) furnish Buyer and its Representatives with such financial, operating, and other data and information with respect to the Business as is customarily prepared by or for the management of Sellers in the Ordinary Course of Business or as Buyer or any of its Representatives may otherwise reasonably request, and (iii) instruct the Representatives of Sellers to cooperate with Buyer in its investigation of the Business. Without limiting the foregoing, Sellers shall permit Buyer and its Representatives to conduct environmental due diligence of the Real Property included in the Purchased Assets, including the collection and analysis of samples of indoor and outdoor air, surface water, groundwater, or surface or subsurface land on, at, in, under, or from such Real Property. Any investigation pursuant to this Section 5.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business. No investigation by Buyer or its Representatives or other information received by Buyer or its Representatives shall operate as a waiver or otherwise affect any representation, warranty, or agreement given or made by Sellers in this Agreement.
5.03No Solicitation of Other Bids.
(a)Termination of Existing Discussions. Upon execution and delivery of this Agreement, Sellers shall, and shall cause their Affiliates and their respective Representatives to (i) immediately cease and cause to be terminated all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal, (ii) immediately cease providing any information to any such Person and its Representatives, (iii) promptly terminate all access granted to any such Person and its Representatives to any physical or electronic data room, and (iv) use commercially reasonable efforts to cause the destruction or return of all non-public, confidential, or proprietary information concerning the Business provided prior to the date hereof to any such Person and its Representatives. For purposes hereof, “Acquisition Proposal” means any inquiry, proposal, or offer from any Person (other than Buyer or any of its Affiliates) concerning the sale of all or a significant portion of the Business, including in connection with (A) a merger, consolidation, liquidation, recapitalization, share exchange, or other business combination transaction involving any Seller, (B) the issuance or acquisition of Equity Interests of any Seller, or (C) the sale, lease, exchange or other disposition of any significant portion of the Purchased Assets.

(b)Restrictions on Acquisition Proposals. During the Pre-Closing Period, Sellers shall not, and shall not authorize or permit any of their Affiliates or any of their respective Representatives to, directly or indirectly:
(i)encourage, solicit, initiate, facilitate, or continue inquiries regarding an Acquisition Proposal;
(ii)enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal;
(iii)enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal;
(iv)otherwise facilitate any effort or attempt to make an Acquisition Proposal;
(v)furnish to any Person any non-public information relating to the Business or afford to any such Person access to the Business, properties, assets, books, records or other non-public information, in any such case with the intent to induce, or that would reasonably be expected to result in, the making, submission or announcement of an Acquisition Proposal; or
(vi)grant any waiver or release under, or fail to enforce, any standstill or similar agreement, except to the extent that Sellers in good faith, after consultation with financial advisors and outside legal counsel, determine that the failure to do so would cause the Seller Board to be in breach of its fiduciary duties under applicable Law.
(c)Exceptions to Restrictions. Notwithstanding Section 5.03(a), Sellers may, prior to the receipt of the Requisite Seller Vote, (i) provide information in response to a request therefor by a Person who makes an unsolicited bona fide written Acquisition Proposal if (x) such Acquisition Proposal did not result from a violation of Section 5.03(a) in any material respects, (y) prior to providing such information, Sellers receive from such Person an executed confidentiality agreement on terms that, taken as a whole, are no less favorable in the aggregate to the other party than those contained in the Confidentiality Agreement and that does not prohibit Sellers from complying with their obligations under this Section 5.03 (any confidentiality agreement satisfying the criteria of this clause (y) being an “Acceptable Confidentiality Agreement”) and (z) Sellers promptly (and in any event within twenty-four (24) hours thereafter) make available to Buyer any material non-public information concerning Sellers that Sellers provide to any such Person that was not previously made available to Buyer; and (ii) engage or participate in any discussions or negotiations with any Person who has made such an Acquisition Proposal, if and only if, (A) prior to taking any action described in clause (i) or (ii) above, Sellers determine in good faith, after consultation with financial advisors and outside legal counsel, that the failure to take such action would cause the Seller Board to be in breach of its fiduciary duties under applicable Law and (B) prior to taking any action described in clause (i) or (ii) above, Sellers have determined in good faith based on information then available that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal.
(d)Notice of Acquisition Proposals. Sellers agree to promptly (and, in any event, within twenty-four (24) hours) notify Buyer in writing (i) if any inquiries, proposals or offers with respect to an Acquisition Proposal are received by Sellers or any of their respective Representatives and the identities of the Person(s) making such inquiry, proposal or offer, (ii) if any non-public information is requested from Sellers in connection with an Acquisition Proposal and (iii) if any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with Sellers or any of their Representatives, and in each case Sellers shall provide, in connection with such notice, a summary of the material terms and conditions of any proposals, offers or requests (including, if applicable, any modifications to such proposals, offers or requests and unredacted copies of any material and relevant documents and agreements relating thereto, written requests, proposals or offers, including proposed agreements). Thereafter, Sellers shall keep Buyer reasonably informed, on a reasonably prompt basis (and, in any event, within twenty-four (24) hours), of the status and material terms of any such proposals, offers, or amendments in connection therewith and the status of any such discussions or negotiations.
(e)No Change of Recommendation or Alternative Definitive Agreement. Subject to Section 5.03(f), Sellers shall not:
(i)(A) withhold, withdraw, qualify, or modify (or publicly propose to withhold, withdraw, qualify or modify), in a manner adverse to Buyer, fail to make, or fail to include in the Seller Proxy Statement, the Seller Board Recommendation, (B) approve, authorize, endorse, adopt or recommend (publicly or otherwise) (or publicly propose to approve, authorize, endorse, adopt or recommend) an Acquisition Proposal, or (C) if any Acquisition Proposal has been publicly disclosed, fail to publicly reaffirm the Seller Board Recommendation upon Buyer’s written request, in each case, within five (5) Business Days after public disclosure of such Acquisition Proposal; provided, that for purposes of this clause (C), Buyer may make such request only once with respect to any single Acquisition Proposal unless such Acquisition Proposal is subsequently materially modified, in which case Buyer may make such request once each time any such material modification is made (any action described in clauses (A) and (B), a “Change of Recommendation”); or
(ii)cause or permit Sellers to enter into any letter of intent, term sheet, commitment or definitive agreement (other than any Acceptable Confidentiality Agreement entered into in accordance with Section 5.03(c)) relating to any Acquisition Proposal.
(f)Change of Recommendation/Superior Proposal Termination. Notwithstanding Section 5.03(e), (x) Sellers may make a Change of Recommendation at any time prior to the receipt of the Requisite Seller Vote if Sellers receive a bona fide unsolicited written Acquisition Proposal following the date hereof that did not result from a violation or breach of Section 5.03(a) in any material respects and has not been withdrawn and Sellers determine in good faith (after consultation with Sellers’ outside legal and financial advisors) based on the information then available that such Acquisition Proposal constitutes a Superior Proposal, only if Sellers determine in good faith that the failure to take such action would cause the Seller Board to be in breach of its fiduciary duties under applicable Law and (y) if Sellers are permitted to make a Change of Recommendation pursuant to clause (x), Sellers may also terminate this Agreement pursuant to Section 8.01(c)(iii) to concurrently enter into a definitive agreement with respect to the applicable Superior Proposal; provided, however, that Sellers shall not take any of the foregoing actions unless:
(i)Sellers shall have complied with their obligations under this Section 5.03(f);
(ii)Sellers shall have provided prior written notice (a “Determination Notice”) to Buyer at least five (5) Business Days in advance (the “Notice Period”) to the effect that Sellers intend to take such action and specifying in writing, in reasonable detail, the circumstances giving rise to such proposed action, including, in the event that such action is proposed to be taken in connection with an Acquisition Proposal, the information specified by Section 5.03(d) with respect to such Acquisition Proposal;
(iii)Sellers shall have, during the Notice Period, negotiated with Buyer and its Representatives in good faith (to the extent Buyer desires to negotiate) to make such adjustments in the terms and conditions of this Agreement such that (A) the failure to take such action would no longer cause the Seller Board to be in breach of its fiduciary duties under applicable Law and (B) with respect to any such action to be taken in connection with an Acquisition Proposal, such Acquisition Proposal ceases to constitute a Superior Proposal; provided, however, that in the event of any material revision to the terms of such Superior Proposal, Sellers shall be required to deliver a new Determination Notice to Buyer and to comply with the requirements of Section 5.03(f)(ii) and this Section 5.03(f)(iii) with respect to such new Determination Notice and the revised Superior Proposal (provided, however, that the Notice Period for any such successive written notices shall be two (2) Business Days instead of five (5) Business Days);
(iv)at or following the end of such Notice Period, Sellers shall have determined in good faith based on the information then available that (A) after consultation with Sellers’ outside legal and financial advisors, failure to take such action would continue to cause the Seller Board to be in breach of its fiduciary duties under applicable Law and (B) with respect to any such action to be taken in connection with an Acquisition Proposal, such Acquisition Proposal continues to constitute a Superior Proposal, in each case taking into account any revisions to this Agreement made or proposed in writing by Buyer prior to the time of such determination pursuant to clause (iii) above; and
(v)in the event of a termination of this Agreement to enter into a definitive agreement with respect to a Superior Proposal, Sellers shall have validly terminated this Agreement in accordance with Section 8.01 and paid the Seller Termination Fee in accordance with Section 8.03.
(g)Breach. Sellers agree that any breach of this Section 5.03 by any of their Affiliates or their respective Representatives shall be deemed to be a breach of this Agreement by Sellers.
5.04Efforts to Consummate Contemplated Transactions.
(a)During the Pre-Closing Period, each of the parties shall act in good faith and use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable to expeditiously satisfy the closing conditions set forth in Article VI and consummate the Contemplated Transactions as soon as reasonably practicable. If all of the conditions to a party’s obligation to close hereunder shall have been satisfied, such party shall diligently proceed to close. Without limiting the foregoing, Sellers shall, and shall cause their respective Affiliates to (i) give all notices to, and use commercially reasonable efforts to obtain, on or prior to the Closing, all consents from all Persons that are described in Section 3.02(a) of the Seller Disclosure Schedule, (ii) give all notices to, and make all filings with and applications and submissions to, all Governmental Authorities that are described in Section 3.02(b) of the Seller Disclosure Schedule as promptly as reasonably practicable, (iii) provide all such information concerning Sellers and their respective officers, directors, employees, trustees, and Affiliates as may be necessary or reasonably requested by another Person in connection with the foregoing, and (iv) avoid the entry of, or have vacated or terminated, any Governmental Order that would restrain, prevent or materially delay the consummation of the Contemplated Transactions, including defending through litigation any claim asserted in any court by any Governmental Authority or other Person.
(b)Without limiting the generality of Section 5.04(a):
(i)as promptly as practicable and in any event within ten (10) Business Days after the date hereof, Sellers shall submit to the applicable Governmental Authorities all notices, filings, and other submissions required to transfer to Buyer, as of the Closing, the Permits included in the Purchased Assets.
(ii)(A) at least twenty (20) Business Days prior to the Closing Date, Sellers shall deliver to Rothamsted notice that the Rothamsted Agreement is being assigned to Buyer in connection with the

Contemplated Transactions and (B) promptly upon Buyer’s request, Yield10 shall enter into a novation agreement among Yield10, Buyer, and Rothamsted to novate the Rothamsted Agreement from Yield10 to Buyer.
5.05Stockholders’ Meeting; Preparation of Proxy Materials.
(a)Seller Stockholders Meeting. Yield10 shall take all action necessary to duly call, give notice of, convene, and hold the Seller Stockholders Meeting as soon as reasonably practicable after the date of this Agreement, and in no event later than thirty (30) days following the date on which the definitive version of the Seller Proxy Statement is first mailed to Yield10’s stockholders. Except to the extent that the Seller Board shall have effected a Change of Recommendation as permitted by Section 5.03(f), the Seller Proxy Statement shall include the Seller Board Recommendation. Subject to Section 5.03(f), Yield10 shall use reasonable best efforts to (i) solicit from its stockholders proxies in favor of the adoption of this Agreement and approval of the Contemplated Transactions and (ii) take all other actions necessary or advisable to secure the vote or consent of its stockholders required by applicable Law to obtain such approval. Yield10 shall not submit any other proposals for approval at the Seller Stockholders Meeting without the prior written consent of Buyer. Yield10 shall keep Buyer updated with respect to proxy solicitation results as requested by Buyer. Yield10 shall have the right, after good faith consultation with Buyer, to, and shall at the request of Buyer, postpone or adjourn the Seller Stockholders Meeting for no longer than twenty (20) Business Days in the aggregate: (A) for the absence of a quorum or (B) to allow reasonable additional time to solicit additional proxies to the extent that at such time, taking into account the amount of time until the Seller Stockholders Meeting, Yield10 has not received a number of proxies that would reasonably be believed to be sufficient to obtain the Requisite Seller Vote. If the Seller Board makes a Change of Recommendation, it will not alter the obligation of Yield10 to submit the adoption of this Agreement and the approval of the Contemplated Transactions to its stockholders at the Seller Stockholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Seller Stockholders Meeting.
(b)Preparation of Seller Proxy Statement. In connection with the Seller Stockholders Meeting, as soon as reasonably practicable following the date of this Agreement (and no later than thirty (30) days after the date hereof), Yield10 shall prepare and file the Seller Proxy Statement with the SEC. Buyer and Yield10 will cooperate and consult with each other in the preparation of the Seller Proxy Statement. Without limiting the generality of the foregoing, Buyer will furnish to Yield10 the information relating to Buyer required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Seller Proxy Statement. Yield10 shall not file the Seller Proxy Statement, or any amendment or supplement thereto, without providing Buyer a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by Yield10). Yield10 shall use its reasonable best efforts to cause the Seller Proxy Statement to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Yield10 shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all SEC comments with respect to the Seller Proxy Statement as promptly as practicable after receipt thereof and to cause the Seller Proxy Statement in definitive form to be cleared by the SEC and mailed to Yield10’s stockholders as promptly as reasonably practicable following filing with the SEC. Yield10 agrees to consult with Buyer prior to responding to SEC comments with respect to the preliminary Seller Proxy Statement. Each of Buyer and Yield10 agree to correct any information provided by it for use in the Seller Proxy Statement which shall have become false or misleading and Yield10 shall promptly prepare and mail to its stockholders an amendment or supplement setting forth such correction. Yield10 shall as soon as reasonably practicable: (i) notify Buyer of the receipt of any comments from the SEC with respect to the Seller Proxy Statement and any request by the SEC for any amendment to the Seller Proxy Statement or for additional information; and (ii) provide Buyer with copies of all written correspondence between Yield10 and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Seller Proxy Statement.
(c)Approval as Sole Stockholder of Oilseeds. Immediately following the execution and delivery of this Agreement, Yield10, as sole stockholder of Oilseeds, shall adopt this Agreement and approve the Contemplated Transactions in accordance with applicable Law.

5.06Notice of Certain Events.
(a)During the Pre-Closing Period, Sellers shall promptly notify Buyer in writing of:
(i)any fact, circumstance, event, or action the existence, occurrence, or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by Sellers hereunder not being true and correct, or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 6.02 to be satisfied;
(ii)any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Contemplated Transactions;
(iii)any notice or other communication from any Governmental Authority in connection with the Contemplated Transactions; and
(iv)any Actions commenced or threatened against, relating to, or involving or otherwise affecting Sellers in connection with the Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.13 or that relates to the consummation of the Contemplated Transactions.
(b)Buyer’s receipt of information pursuant to this Section 5.06 shall not operate as a waiver or otherwise affect any representation, warranty, or agreement given or made by Sellers in this Agreement and shall not be deemed to amend or supplement the Seller Disclosure Schedule.
5.07Employees and Employee Benefits.
(a)During the Pre-Closing Period, Representatives of Buyer shall be entitled to hold meetings and conferences during normal working hours with the Employees upon reasonable advance notice to Sellers, to explain and answer questions about the conditions, policies and benefits of employment in Buyer’s organization. Further, Sellers shall cooperate with Buyer in communicating to the Employees any information concerning employment in Buyer’s organization and, if requested by Buyer, shall encourage the Employees to agree to employment with Buyer upon Closing. Sellers shall be entitled to have one or more Representatives attend all such meetings.
(b)During the Pre-Closing Period, (i) Sellers shall, to the extent permitted by applicable Law, assist and cooperate with Buyer by permitting Buyer to review compensation data and job descriptions (if any) for any Employees at Buyer’s reasonable request, (ii) Buyer may offer employment, on an “at will” basis, to any or all Employees effective as of the Closing, and (iii) Sellers and Buyer shall cooperate in good faith to effect an orderly transition of any Employee offered employment by Buyer.
(c)Sellers shall be solely responsible, and Buyer shall have no obligations whatsoever for, any compensation or other amounts payable to any Employee, including hourly pay, commission, bonus, salary, accrued vacations, fringe, pension or profit sharing benefits, or severance pay payable to any Employee for any period relating to the service with Sellers at any time prior to the Closing Date and Sellers shall pay all such amounts to all entitled Employees on or prior to the Closing Date.
(d)Sellers shall remain solely responsible for the satisfaction of all claims for medical, dental, life insurance, health accident or disability benefits brought by or in respect of Employees that relate to events occurring prior to the Closing Date. Sellers also shall remain solely responsible for all worker’s compensation claims of any Employees that relate to events occurring prior to the Closing Date. Sellers shall pay, or cause to be paid, all such amounts to the appropriate persons as and when due.

5.08Public Announcements. No party to this Agreement shall make any public announcements in respect of this Agreement or the Contemplated Transactions or otherwise communicate with any news media without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), and the parties shall cooperate as to the timing and contents of any such announcement, unless otherwise required by applicable Law or the rules and regulations of any securities exchange or national market system upon which the securities of such party are listed, based upon the reasonable advice of counsel, in which case such party shall use commercially reasonable efforts to provide the other party with sufficient time, consistent with such requirements, to review the nature of such requirements and to comment upon such disclosure prior to publication.
5.09Confidentiality. From and after the Closing, Sellers shall, and shall cause their Affiliates to, hold, and use commercially reasonable efforts to cause their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Business, except to the extent that Sellers can show that such information (i) is generally available to and known by the public through no fault of Sellers, any of their Affiliates, or their respective Representatives, or (ii) is lawfully acquired by Sellers, any of their Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Sellers or any of their Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, Sellers shall promptly notify Buyer in writing and shall disclose only that portion of such information which Sellers are advised by their counsel in writing is legally required to be disclosed; provided that Sellers shall use commercially reasonable efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information. From and after the Closing Date, Buyer and its Affiliates and Representatives shall have no further liability or obligation under the Confidentiality Agreement.
5.10Non-competition; Non-solicitation.
(a)For a period of five (5) years commencing on the Closing Date (the “Restricted Period”), Sellers shall not, and shall not permit any of their Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Business in the Territory, (ii) have an interest in any Person that engages directly or indirectly in the Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee, or consultant, or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between Buyer and any customers, Independent Contractors, or suppliers of the Business. Notwithstanding the foregoing, Sellers may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Sellers are not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own five percent (5%) or more of any class of securities of such Person.
(b)During the Restricted Period, Sellers shall not, and shall not permit any of their Affiliates to, directly or indirectly, hire or solicit any employee of Buyer or encourage any such person to leave such employment or hire any such person who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 5.10(b) shall prevent Sellers or any of their Affiliates from hiring (i) any such person whose employment has been terminated by Buyer or (ii) after one hundred eighty (180) days from the date of termination of employment, any person whose employment has been terminated by such person.
(c)During the Restricted Period, Sellers shall not, and shall not permit any of their Affiliates to, directly or indirectly, solicit or entice, or attempt to solicit or entice, any clients or customers of Buyer in relation to the Business or potential clients or customers of Buyer in relation to the Business for purposes of diverting their business or services from Buyer.
(d)Sellers acknowledge that the restrictions contained in this Section 5.10 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the Contemplated Transactions. In the event that any covenant contained in this Section 5.10 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 5.10 and each provision hereof is severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.
5.11Wrong-Pockets.
(a)If, following the Closing, Buyer becomes aware that it owns any Excluded Asset, Buyer shall promptly inform Sellers of that fact in writing. Thereafter, at the request of Sellers, Buyer undertakes (and Sellers shall reasonably cooperate with Buyer), as applicable, to execute such documents as may be reasonably necessary to procure the transfer (without further consideration) of any such Excluded Asset to Sellers or an Affiliate of Sellers, in each case such that each party is put into the same economic position as if such action had been taken on or prior to the Closing Date. The parties agree to use commercially reasonable efforts to structure any transfer of assets referred to in this subsection (a) in a manner that minimizes Taxes and is equitable from a legal perspective for the parties.
(b)If, following Closing, Sellers or any of their Affiliates become aware that they own any Purchased Asset, Sellers shall, or shall cause such Affiliate of Sellers to, promptly inform Buyer of that fact in writing. Thereafter, at the request of Buyer, Sellers shall undertake (and Buyer shall reasonably cooperate with Sellers), as applicable, to execute and/or cause the relevant Affiliate of Sellers to execute such documents as may be reasonably necessary to procure the transfer of any such Purchased Asset (without further consideration) to Buyer, in each case such that each party is put into the same economic position as if such action had been taken on or prior to the Closing Date. The parties agree to use their commercially reasonable efforts to structure any transfer of assets referred to in this subsection 5.11(b) in a manner that minimizes Taxes and is equitable from a legal perspective for the parties.
5.12Non-Assignable Assets. Notwithstanding anything to the contrary in this Agreement, and subject to the provisions of this Section 5.12, to the extent that the sale, assignment, transfer, conveyance or delivery to Buyer of any Purchased Asset would result in a violation of applicable Law or any Assigned Contract (or is otherwise impermissible), or would require the consent, authorization, approval, waiver, notice or novation by or to a Person who is not a party or one of its Affiliates (including any Governmental Authority), and such consent, authorization, approval, waiver, notice or novation shall not have been obtained or made prior to the Closing (collectively, the “Unassigned Rights”), this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery of any such Purchased Asset; provided, however, that, subject to the satisfaction or waiver of the conditions contained herein, the Closing shall occur notwithstanding the foregoing without any adjustment to the Purchase Price on account thereof. Following the Closing, Sellers and Buyer shall use commercially reasonable efforts, and shall cooperate reasonably with each other, to obtain any such required consent, authorization, approval, waiver, notice or novation, or any release, substitution or amendment required to sell, assign, transfer, convey or deliver such Unassigned Rights; provided, however, that in no event shall Buyer be required to pay any consideration therefor. Until such consent, authorization, approval, waiver, notice or novation that is necessary for the valid and effective assignment to Buyer of any Unassigned Right is obtained, or in the event any Unassigned Right cannot be transferred to Buyer following the Closing pursuant to this Section 5.12, Sellers shall provide Buyer with, and Sellers shall hold in trust for the exclusive benefit of Buyer, all the economic, operational and other benefits of such Unassigned Right, as if such consent, authorization, approval, waiver, notice or novation, as the case may be, had been obtained or made. Without limitation of and subject to the foregoing, at Buyer’s request, Sellers shall: (i) cooperate, in all reasonable respects, in any lawful arrangement proposed by Buyer under which Buyer would obtain the economic, operational and other benefits thereunder and assume any related economic burden thereunder; (ii) enforce for the benefit of Buyer, and as reasonably directed by Buyer, Sellers’ rights under such Unassigned Right as if such Unassigned Right had been sold, conveyed, assigned and delivered to Buyer, including in the name of the applicable Seller(s) as party/ies to such Unassigned Right or otherwise as Buyer shall specify, including the right to terminate in accordance with the terms thereof; and (iii) permit Buyer to enforce any rights arising with respect thereto; provided, that Buyer shall, as agent or subcontractor for Sellers, pay, perform and discharge fully, as and when required, the liabilities and obligations of Sellers with respect to such Unassigned Rights from and after the Closing to the extent such liabilities arise after the Closing. As promptly as practicable after such consent, authorization, approval, waiver, notice or novation is obtained or made, Sellers shall sell, assign, transfer, convey and deliver to Buyer the relevant Purchased Asset for no additional consideration. Any applicable sales, transfer and other similar Taxes in connection with such sale, assignment, transfer, conveyance or delivery shall be paid in accordance with Section 5.14.
5.13Further Assurances. Following the Closing, each of the parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Contemplated Transactions.
5.14Transfer Taxes. Notwithstanding anything to the contrary in this Agreement, all transfer, documentary, sales, use, stamp, registration, value added, and other such Taxes and fees (including any penalties and interest) incurred in connection with the Contemplated Transactions, including any interest or penalties in respect thereof, shall be borne and paid by Sellers when due, regardless of the Person liable for such obligations under applicable Law or the Person making payment to the applicable Governmental Authority or other third party. Sellers shall, at their own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).
5.15Tax Clearance Certificates. If requested by Buyer, Sellers shall notify all of the taxing authorities in the jurisdictions that impose Taxes on Sellers or where Sellers have a duty to file Tax Returns of the Contemplated Transactions in the form and manner required by such taxing authorities, if the failure to make such notifications or receive any available tax clearance certificate could subject Buyer to any Taxes of Sellers. If any taxing authority asserts that Sellers are liable for any Tax, Sellers shall promptly pay any and all such amounts and shall provide evidence to Buyer that such liabilities have been paid in full or otherwise satisfied.
5.16Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer; it being understood that any Liabilities arising out of the failure of Sellers to comply with the requirements and provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction which would not otherwise constitute Assumed Liabilities shall be treated as Excluded Liabilities.
5.17Tax Matters.
(a)All personal property taxes and similar ad valorem obligations levied or imposed with respect to the Business, the Purchased Assets and the Assumed Liabilities (individually or in the aggregate) for a taxable period which includes (but does not end on) the Closing Date (a “Straddle Period”) will be apportioned among Sellers and Buyer (the “Apportioned Obligations”) based on the number of days of such Straddle Period included in the period ending on (and including) the Closing Date and the number of days of such Straddle Period included in the period after the Closing Date. Sellers will be liable for the proportionate amount of such Apportioned Obligations that is attributable to such pre-Closing portion of such Straddle Period, and Buyer will be liable for the proportionate amount of such Apportioned Obligations that is attributable to such post-Closing portion of such Straddle Period. Sellers and Buyer shall cooperate to promptly pay or reimburse the other for any such Apportioned Obligations based on their respective proportionate amounts of such Apportioned Obligations as determined pursuant to this Section 5.17(a). Any refunds of such Taxes with respect to a Straddle Period shall be apportioned between Sellers and Buyer in a similar manner.
(b)Sellers and Buyer will reasonably cooperate with each other in connection with: (i) the preparation and filing of any Tax Return with respect to the Business and the Purchased Assets; (ii) any claim involving Taxes with respect to the Business and the Purchased Assets; and (iii) any other matter under this Agreement relating to Taxes.
5.18Access to Purchased Assets.
(a)As an accommodation to Sellers, Buyer may agree to store certain equipment constituting Purchased Assets at a Buyer facility prior to the Closing Date. Sellers and Buyer acknowledge and agree that, unless and until title to such Purchased Assets is conveyed to Buyer at the Closing as contemplated by this Agreement: (i) title and risk of loss with respect to any such Purchased Assets shall remain with Sellers and (ii) Buyer shall have no Liability or responsibility to Sellers with respect to such Purchased Assets. In the event that this Agreement is terminated prior to the Closing, Sellers shall promptly retrieve any such Purchased Assets in Buyer’s possession and Buyer shall use commercially reasonable efforts, at Sellers’ expense, to cooperate with Sellers in connection with such retrieval.
(b)For a period of thirty (30) days after the Closing Date, Sellers shall (i) afford Buyer and its Representatives, during normal business hours, full and free access to the locations at which the physical Purchased Assets are located for purposes of packing and shipping the Purchased Assets and (ii) maintain their rights to use such locations, including by maintaining any applicable leases or other Contracts providing such rights.
ARTICLE VI
CONDITIONS TO CLOSING
6.01Closing Conditions of All Parties. The obligations of each party to consummate the Contemplated Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:
(a)This Agreement shall have been duly adopted by the Requisite Seller Vote.
(b)No Governmental Authority shall have enacted, issued, promulgated, enforced, or entered any Law or Governmental Order that is in effect and has the effect of making the Contemplated Transactions illegal, otherwise restraining or prohibiting consummation of the Contemplated Transactions, or causing any of the Contemplated Transactions to be rescinded following completion thereof.
6.02Closing Conditions of Buyer. The obligations of Buyer to consummate the Contemplated Transactions shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a)Other than the Fundamental Representations of Sellers, the representations and warranties of Sellers contained in this Agreement and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The Fundamental Representations of Sellers shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date.
(b)Sellers shall have duly performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by them prior to or on the Closing Date.
(c)There shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect.
(d)Between the date hereof and the Closing Date, there shall not have been any loss, damage, or destruction to or of any of the Purchased Assets in excess of $300,000 in the aggregate.
(e)No Action by or before any Governmental Authority shall have been commenced or threatened in writing against Buyer or Sellers which seeks to prevent or restrain the consummation of the Contemplated Transactions.
(f)Sellers shall have delivered to Buyer the deliverables pursuant to Section 2.02(a).
(g)Rothamsted shall not have exercised its right to object to the assignment of the Rothamsted Agreement to Buyer.
(h)Buyer shall have received all permits that are necessary for it to conduct the Business as conducted by Sellers as of the Closing Date.
6.03Closing Conditions of Sellers. The obligations of Sellers to consummate the Contemplated Transactions shall be subject to the fulfillment or Sellers’ waiver, at or prior to the Closing, of each of the following conditions:
(a)Other than the Fundamental Representations of Buyer, the representations and warranties of Buyer contained in this Agreement and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The Fundamental Representations of Buyer shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date.
(b)Buyer shall have duly performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.
(c)Buyer shall have delivered to Sellers the deliverables pursuant to Section 2.02(b).

ARTICLE VII
INDEMNIFICATION
7.01Survival. The parties, intending to modify any time period (including any applicable statute of limitations) that would otherwise apply, agree that the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is eighteen (18) months from the Closing Date; provided that the Fundamental Representations shall survive for a period of six (6) years from the Closing Date. Notwithstanding the foregoing, any claims for breaches of any representation or warranty asserted in good faith with reasonable specificity (to the extent known at such time) pursuant to Section 7.05 prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved. All covenants and agreements of the parties contained herein shall survive the Closing for the period explicitly specified therein.
7.02Indemnification By Sellers. Subject to the other terms and conditions of this Article VII, Sellers shall indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to, or by reason of:
(a)any inaccuracy in or breach of any of the representations or warranties made by Sellers in this Agreement, the Ancillary Documents or in any certificate or instrument delivered by or on behalf of Sellers pursuant to this Agreement;
(b)any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Sellers pursuant to this Agreement or any of the Ancillary Documents;
(c)any Excluded Asset or any Excluded Liability;
(d)any Fraud;
(e)any Third-Party Claim based upon, resulting from or arising out of the business, operations, properties, assets or obligations of Sellers or any of their Affiliates (other than the Business, the Purchased Assets or Assumed Liabilities);
(f)any failure by Sellers to comply with Environmental Laws in connection with the Real Property; or
(g)any release of any Trait developed or used by Sellers into the environment in any jurisdiction in which such Trait has not been deregulated.
7.03Indemnification By Buyer. Subject to the other terms and conditions of this Article VII, Buyer shall indemnify and defend Sellers and their Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to, or by reason of:
(a)any inaccuracy in or breach of any of the representations or warranties of Buyer contained in Article IV of this Agreement;
(b)any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement; or

(c)any Assumed Liabilities.
7.04Certain Limitations. The indemnification provided for in this Article VII shall be subject to the following limitations:
(a)Sellers shall not be liable to the Buyer Indemnitees for indemnification under Section 7.02(a) until the aggregate amount of Losses in respect of indemnification under Section 7.02(a) exceeds $15,000 (the “Basket”).
(b)The aggregate amount of all Losses for which Sellers shall be liable pursuant to Section 7.02(a) shall not exceed $150,000 (the “Cap”).
(c)Notwithstanding the foregoing, the limitations set forth in this Section 7.04 shall not apply to Losses based upon, arising out of, with respect to, or by reason of any inaccuracy in or breach of any Fundamental Representation or Fraud.
7.05Indemnification Procedures.
(a)Notice. Any party seeking indemnification under this Article VII (an “Indemnified Party”) shall promptly give the party from whom indemnification is being sought (the “Indemnifying Party”) notice (a “Claims Notice”) of any matter which such Indemnified Party has determined has given or could give rise to a right to indemnification under this Agreement, within thirty (30) days of such determination, stating in reasonable detail, to the extent feasible, the nature of the claim and a good-faith reasonable estimate of the Loss. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure.
(b)Third-Party Claims.
(i)Any Indemnified Party shall notify the Indemnifying Party by providing a Claims Notice after receiving notice of any potential or actual assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third-Party Claim”) against such Indemnified Party with respect to which the Indemnified Party is seeking indemnification under this Agreement from the Indemnifying Party. The Indemnifying Party shall have the right to participate in, or if it has acknowledged in writing that such Third-Party Claim is within the scope of its indemnification obligations hereunder, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel reasonably acceptable to the Indemnified Party, and the Indemnified Party shall cooperate in good faith in such defense; provided that if the Indemnifying Party is a Seller, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third-Party Claim that (A) is asserted directly by or on behalf of a Person that is a supplier or customer of the Business, (B) seeks an injunction or other equitable relief against the Indemnified Party, or (C) seeks damages in excess of the Cap.
(ii)In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 7.05(b)(iii), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party; provided that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party, or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third-Party Claim, the Indemnified Party may pay, compromise, or defend such Third-Party Claim at the cost and expense of the Indemnifying Party, which costs and expenses shall be reimbursed upon demand accompanied by underlying invoices, and thereafter seek indemnification for any and all additional Losses based upon, arising from, or relating to such Third-Party Claim. Sellers and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of Section 5.09) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.
(iii)No Indemnifying Party shall, without the Indemnified Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, settle, discharge, or compromise any Third-Party Claim or consent to the entry of any judgment if such settlement, discharge, or compromise (A) involves any finding or admission of any violation of applicable Law on behalf of the Indemnified Party or any of its Affiliates or any of their respective Representatives, (B) does not cause each Indemnified Party that is party to such Third-Party Claim to be fully and unconditionally released from all Liability with respect to such claim, or (C) imposes equitable remedies or non-monetary obligations on the Indemnified Party.
(c)Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party providing a Claims Notice to the Indemnifying Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and, in connection therewith, the Indemnified Party shall provide such information and assistance (including reasonable access to the Indemnified Party’s premises and personnel and the right to examine and copy relevant accounts, documents, or records) as the Indemnifying Party or any of its professional advisors may reasonably request (it being acknowledged and agreed that the Federal Rules of Evidence Rule 408 (and any applicable similar state rule) shall apply to any communications by or on behalf of the Indemnified Party and the Indemnifying Party). If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.
7.06Payments.
(a)Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article VII, the Indemnifying Party shall satisfy its obligations within two (2) Business Days of such agreement or adjudication by wire transfer of immediately available funds. The parties agree that should an Indemnifying Party not make full payment of any such obligations within such two (2) Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final adjudication of such Loss up to and including the date such payment has been made at a rate per annum equal to five percent (5%). Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed, compounding at the end of each calendar month.
(b)Any Losses payable to a Buyer Indemnitee pursuant to Article VII shall be satisfied by Sellers on a joint and several basis.
7.07Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.
7.08Effect of Investigation; No Right of Contribution.
(a)The representations, warranties, and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was, or might be inaccurate or by reason of the Indemnified Party’s waiver of any condition set forth in Section 6.02 or Section 6.03, as the case may be.
(b)For purposes of this Article VII, any inaccuracy in or breach of any representation or warranty and the amount of any Losses arising therefrom shall be determined without regard to any materiality, Material Adverse Effect, or other similar qualification contained in or otherwise applicable to such representation or warranty.
(c)The Indemnifying Party shall not have any right of contribution, subrogation, indemnification, or right of advancement from Buyer with respect to any Loss claimed by an Indemnified Party.
7.09Exclusive Remedies. Subject to Section 9.10, the parties acknowledge and agree that, from and after the Closing, their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement, or obligation set forth herein or otherwise relating to the subject matter of this Agreement, other than claims based on Fraud, shall be pursuant to the indemnification provisions set forth in this Article VII. Nothing in this Article VII shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled.
ARTICLE VIII
TERMINATION
8.01Termination. This Agreement may be terminated at any time prior to the Closing:
(a)by the mutual written consent of Sellers and Buyer;
(b)by Buyer by written notice to Sellers if:
(i)Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Sellers pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and, if capable of cure, such breach, inaccuracy, or failure has not been cured by Sellers within ten (10) Business Days of Sellers’ receipt of written notice of such breach from Buyer;
(ii)any of the conditions set forth in Section 6.01 or Section 6.02 shall not have been, or shall have become incapable of, being fulfilled by December 31, 2024 (the “Outside Date”),

unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by it prior to the Closing;
(iii)this Agreement has been submitted to Yield10’s stockholders for adoption at a duly convened Seller Stockholders Meeting and the Requisite Seller Vote shall not have been obtained at such meeting (unless such Seller Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof);
(iv)a Change of Recommendation has occurred;
(v)Sellers have breached any of their covenants or agreements set forth in Section 5.03(b) or Section 5.05; or
(vi)either of the Sellers files for bankruptcy, liquidation, or dissolution, or takes similar action seeking protection against creditors under insolvency Laws or has entered against it involuntarily a decree in bankruptcy or similar decree which remains in effect for thirty (30) days prior to the Closing; or
(c)by Sellers by written notice to Buyer if:
(i)Sellers are not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure has not been cured by Buyer within ten (10) Business Days of Buyer’s receipt of written notice of such breach from Sellers;
(ii)any of the conditions set forth in Section 6.01 or Section 6.03 shall not have been, or become incapable of being, fulfilled by the Outside Date, unless such failure shall be due to the failure of Sellers to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by it prior to the Closing; provided, however, that Sellers shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(ii) if Buyer has initiated an Action to specifically enforce this Agreement in accordance with Section 9.10 and such Action is still pending; or
(iii)prior to the receipt of the Requisite Seller Vote: (A) Sellers have decided to terminate this Agreement in accordance with Section 5.03 in order to, concurrently with such termination, enter into a definitive agreement with respect to a Superior Proposal and (B) Sellers pay to Buyer the Seller Termination Fee in accordance with Section 8.03(a) prior to or substantially concurrently with such termination.
8.02Effect of Termination.
(a)In the event of the termination of this Agreement in accordance with this Article VIII, this Agreement shall forthwith become void and there shall be no Liability on the part of any party except:
(i)that the provisions of Section 5.09, this Article VIII and Article IX shall survive such termination; and
(ii)that nothing herein shall relieve any party from Liability for any breach of any provision hereof.
8.03Seller Termination Fee.

.
(a)In the event that this Agreement is terminated pursuant to Section 8.01(c)(iii), then as a condition to such termination of this Agreement, prior to or concurrently with such termination, Sellers shall pay to Buyer (or its designee) the Seller Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Buyer. “Seller Termination Fee” means an amount equal to $120,000.
(b)In the event that this Agreement is terminated pursuant to (i) Section 8.01(b)(iv) or Section 8.01(b)(v), or (ii) Section 8.01(b) and at the time Buyer could have terminated this Agreement pursuant to Section 8.01(b)(iv) or Section 8.01(b)(v), then within two (2) Business Days after such termination of this Agreement, Sellers shall pay to Buyer (or its designee) the Seller Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Buyer.
(c)In the event that (i) this Agreement is terminated by Buyer pursuant to Section 8.01(b), (ii) following the execution and delivery of this Agreement and prior to such termination, an Acquisition Proposal has been publicly announced, known or disclosed, and (iii) within twelve (12) months after such termination, Sellers have entered into a definitive agreement with respect to any Acquisition Proposal, then Sellers will, prior to or concurrently with the earlier of the execution of such definitive agreement and the consummation of such transaction, pay to Buyer (or its designee) the Seller Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Buyer.
(d)The parties hereto acknowledge and hereby agree that in no event shall Sellers be required to pay the Seller Termination Fee on more than one occasion, whether or not the Seller Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.
(e)Recovery. Buyer and Sellers hereby acknowledge and agree that the covenants set forth in this Section 8.03 are an integral part of this Agreement and the Contemplated Transactions, and that, without these agreements, Buyer and Sellers would not have entered into this Agreement. Accordingly, if Sellers fail to pay the Seller Termination Fee pursuant to Section 8.03 within five (5) Business Days after it becomes due and, in order to obtain such payment, Buyer commences an Action that results in a judgment against Sellers for such payment or any portion thereof, Sellers will pay to Buyer its out of pocket costs and expenses (including reasonable attorneys’ and experts’ fees and costs) in connection with such Action, together with interest on such amount or portion thereof at a rate per annum equal to five percent (5%) through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law.
(f)Acknowledgement. Each of the parties acknowledges and agrees that, subject to Section 8.01(c)(iii), the damages resulting from termination of this Agreement under circumstances where a Seller Termination Fee is payable are uncertain and incapable of accurate calculation and therefore, the amounts payable in accordance with Section 8.03 are not a penalty but rather constitute liquidated damages in a reasonable amount that will compensate Buyer in those circumstances for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Contemplated Transactions.
ARTICLE IX
MISCELLANEOUS
9.01Rules of Construction.

(a)When the context in which words are used in this Agreement indicates that such is the intent, words used in the singular shall have a comparable meaning when used in the plural, and vice versa; pronouns stated in the masculine, feminine, or neuter shall include each other gender.
(b)The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.
(c)The term “including” is not limiting and means “including, without limitation.”
(d)References herein to “default under,” “violation of,” or other expressions of similar import shall be deemed to be followed by the phrase “with or without notice or lapse of time, or both.”
(e)Financial terms shall have the meanings given to such terms under GAAP unless otherwise specified herein.
(f)Unless otherwise expressly provided herein (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications have been made available to Buyer at least two (2) Business Days prior to the date of this Agreement, (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing, or interpreting such statute or regulation, except that for purposes of determining the accuracy of any representation and warranty, such reference shall only be to such statute or regulation as in effect on the date the representation and warranty was made, (iii) references to the “parties” are to the parties to this Agreement, and (iv) references to “Sections,” “Schedules” or “Exhibits” are to sections, schedules or exhibits, as applicable, of this Agreement.
(g)Unless otherwise expressly provided herein, “dollars” or “$” means the currency of the U.S. that, as at the time of payment, is legal tender for the payment of public and private debts.
(h)This Agreement is between financially sophisticated and knowledgeable parties and is entered into by such parties in reliance upon the economic and legal bargains contained herein. The language used in this Agreement has been negotiated by the parties and their Representatives and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared, or caused the preparation of, this Agreement or the relative bargaining power of the parties.
(i)All references to materials being “made available” by Sellers means documents posted and accessible to Buyer, its Affiliates and their Representatives in the VDR at least two (2) Business Days prior to the date of this Agreement.
(j)The principles of interpretation set forth in this Section 9.01 shall apply equally to all Transaction Documents.
9.02Seller Disclosure Schedule. The Seller Disclosure Schedule referred to herein and delivered pursuant to and attached to this Agreement is an integral part of this Agreement. Nothing in the Seller Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless the applicable section of the Seller Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail, including by explicit cross-reference to another section of the Seller Disclosure Schedule. If any information required by this Agreement to be furnished in any section of the Seller Disclosure Schedule is contained in any section of the Seller Disclosure Schedule, such information shall be deemed to be included in any other such section of the Seller Disclosure Schedule solely to the extent it is reasonably apparent on the face of the actual text of such disclosure without reference to extrinsic documentation or independent knowledge regarding the matter disclosed that such information is applicable to such other section of the Seller Disclosure Schedule. Without limiting the generality of the foregoing, the mere listing, or inclusion of a copy, of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein, unless the representation or warranty is being made as to the existence of the document or other item itself. Sellers are responsible for preparing and arranging the Seller Disclosure Schedule.
9.03Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt), (ii) one (1) Business Day after being delivered to a nationally recognized overnight courier, (iii) on the date sent by e-mail if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (iv) on the third (3rd) Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.03):

If to Buyer:	Nuseed Nutritional US Inc.
990 Riverside Parkway, Suite 140
West Sacramento, CA 95605
E-mail: bill.robison@nuseed.com with a copy (which shall not constitute notice) to legal@nufarm.com

with a copy to:	K&L Gates LLP
599 Lexington Avenue
New York, NY 10022
Attention: Whitney John Smith
E-mail: whitney.smith@klgates.com

If to Sellers:	Yield10 Bioscience, Inc.
19 Presidential Way
Woburn, MA 01801
Attention: Oliver Peoples
E-mail: peoples@yield10bio.com

with copy to:	Pearne & Gordon LLP
1801 East 9th Street, Suite 1200
Cleveland, OH 44114
Attention: Gregory M. York
E-mail: gyork@pearne.com
9.04Entire Agreement. This Agreement, including Annexes, Schedules, and Exhibits, and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, the Exhibits, and the Seller

Disclosure Schedule (other than an exception expressly set forth as such in the Seller Disclosure Schedule), the statements in the body of this Agreement will control.
9.05Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party; provided, however, that after the Requisite Seller Vote has been obtained, there shall be no amendment or waiver that, pursuant to applicable Law, requires further approval of Yield10’s stockholders, without the receipt of such further approval. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No course of dealing between the parties shall be deemed to modify, amend, or discharge any provision or term of this Agreement. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
9.06Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. No party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Buyer may assign or delegate any or all of its rights or obligations hereunder to an Affiliate, to any of its lenders as collateral security, or to any subsequent purchaser of all or substantially all of Buyer’s business or assets.
9.07No Third-party Beneficiaries. Except for Section 7.02 and Section 7.03, which are intended to benefit and to be enforceable by the Buyer Indemnitees and the Seller Indemnitees, respectively, this Agreement is for the sole benefit of the parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.
9.08Severability. If in any jurisdiction any term or provision hereof is determined to be invalid or unenforceable, (i) the remaining terms and provisions hereof shall be unimpaired, (ii) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and (iii) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.
9.09Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
(a)This Agreement and any and all Actions (whether in contract or tort or otherwise) arising out of or relating to this Agreement and the Contemplated Transactions shall be governed by and construed in accordance with the applicable substantive and procedural Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would require or permit the application of the Law of any other jurisdiction.
(b)Any Action arising out of or based upon this Agreement, the Ancillary Documents, or the Contemplated Transactions may be instituted only in the Federal Courts of the United States of America located in the State of Delaware or the courts of the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such Action. Service of process, summons, notice, or other document as provided in Section 9.03 shall be effective service of process for any Action brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Action in such courts and irrevocably waive and agree not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.
(c)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION WHICH MAY ARISE UNDER THIS AGREEMENT, THE ANCILLARY DOCUMENTS, OR THE CONTEMPLATED TRANSACTIONS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS, OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF AN ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.09(c).
9.10Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity, without the posting of a bond or other security.
9.11Counterparts. This Agreement may be executed in multiple original, PDF, DocuSign and/or similar electronic signature technology counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
9.12Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Asset Purchase Agreement to be executed as of the date first written above by their respective duly authorized officers.

YIELD10 BIOSCIENCE, INC.

By	/s/ Oliver Peoples
Name:	Oliver Peoples
Title:	President and CEO

YIELD10 OILSEEDS INC.

By	/s/ Oliver Peoples
Name:	Oliver Peoples
Title:

NUSEED NUTRITIONAL US INC.

By	/s/ Brent Zacharias
Name:	Brent Zacharias
Title:	Group Executive, Nuseed

[Signature Page to Asset Purchase Agreement]

Annex A
Definitions
“Access Limitations” has the meaning set forth in Section 2.03(c)(i).
“Acquisition Proposal” has the meaning set forth in Section 5.03(a).
“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, internal investigation, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, or investigation of any nature, civil, criminal, administrative, regulatory, or otherwise, whether at law or in equity.
“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.
“Agreement” has the meaning set forth in the preamble.
“Allocation Schedule” has the meaning set forth in Section 1.07.
“Ancillary Documents” means the Bill of Sale, the Assignment and Assumption Agreement, the Patent Assignment Agreement, and all other agreements and certificates executed and delivered by or on behalf of Buyer or Sellers in connection with this Agreement or the Contemplated Transactions.
“Annual Financial Statements” has the meaning set forth in Section 3.03(a).
“Anti-corruption Laws” has the meaning set forth in Section 3.14(b).
“Apportioned Obligations” has the meaning set forth in Section 5.17(a).
“Assigned Contracts” has the meaning set forth in Section 1.01(c).
“Assignment and Assumption Agreement” means an assignment and assumption agreement in the form of Exhibit B hereto effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities.
“Assumed Liabilities” has the meaning set forth in Section 1.03.
“Assumed Payables” means, with respect to an Assigned Contract, all amounts owed and unpaid pursuant to such Assigned Contract as of (i) with respect to a Pre-Closing Assigned Contract, the time of assumption of such Pre-Closing Assigned Contract by Buyer, and (ii) with respect to any other Assigned Contract, the Reference Time.
“Assumed Payables Amount” has the meaning set forth in Section 2.03(b).
“Balance Sheet” has the meaning set forth in Section 3.03(a).
“Balance Sheet Date” has the meaning set forth in Section 3.03(a).
“Base Purchase Price” means $5,000,000.
“Basket” has the meaning set forth in Section 7.04(a).

“Benefit Plan” means each pension, benefit, retirement, compensation, employment, consulting, advisory, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, equity or equity-based, option, change in control, retention, severance, vacation, paid time off (PTO), medical, vision, dental, disability, welfare, cafeteria (whether or not subject to Section 125 of the Tax Code), fringe benefit, and other similar agreement, plan, policy, program, or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by Sellers for the benefit of any current or former Employee, Independent Contractor, officer, or of Sellers or any spouse or dependent of such Person, or under which Sellers or any of their ERISA Affiliates has or may have any Liability in relation to the Business, or with respect to which Buyer or any of its Affiliates would reasonably be expected to have any Liability, contingent or otherwise.
“Bill of Sale” means a bill of sale in the form of Exhibit A hereto transferring the tangible personal property included in the Purchased Assets to Buyer.
“Business” has the meaning set forth in the Background.
“Business Day” means any day except Saturday, Sunday, or any other day on which commercial banks located in New York, New York are authorized or required by Law to be closed for business.
“Business Intellectual Property” means any and all Business Owned Intellectual Property and Business Licensed Intellectual Property.
“Business IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts Related to the Business (including any right to receive or obligation to pay royalties or any other consideration), whether written or oral, relating to Intellectual Property to which Sellers are a party, beneficiary or otherwise bound.
“Business IP Registrations” means all Business Owned Intellectual Property that is subject to any issuance registration, application, or other filing by, to, or with any Governmental Authority or authorized private registrar in any jurisdiction, including registered trademarks, domain names, and registered copyrights, issued and reissued patents, and pending applications for any of the foregoing.
“Business Licensed Intellectual Property” means any and all Intellectual Property Related to the Business that is licensed, or for which rights are otherwise granted, to Sellers by a third party.
“Business Owned Intellectual Property” means any and all Intellectual Property Related to the Business that is owned by, purported to be owned by, or exclusively licensed to Sellers (either exclusively or jointly with another Person or Persons).
“Buyer” has the meaning set forth in the preamble.
“Buyer Indemnitees” has the meaning set forth in Section 7.02.
“Cap” has the meaning set forth in Section 7.04(b).
“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.
“Claims Notice” has the meaning set forth in Section 7.05(a).
“Closing” has the meaning set forth in Section 2.01(a).

“Closing Amounts” has the meaning set forth in Section 2.03(b).
“Closing Consideration Amount” means the cash amount that is equal to (i) the Base Purchase Price, minus (ii) the Assumed Payables Amount.
“Closing Date” has the meaning set forth in Section 2.01(a).
“Closing Statement” has the meaning set forth in Section 2.03(b).
“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of January 12, 2024, by and between Yield10 and Buyer.
“Contemplated Transactions” means the transactions contemplated by this Agreement, including (i) the execution, delivery, and performance of the Ancillary Documents and (ii) the payment of fees and expenses relating to such transactions.
“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures, and all other agreements, commitments, and legally binding arrangements, whether written or oral, and any amendments thereto.
“Copyleft License” means any license that requires, as a condition of use, that any Software subject to such license that is distributed or modified (or any other Software incorporated into, derived from, used, or distributed with any such Software or content) (i) be made available to any third-party recipient in a form other than binary form (e.g., in source code form), (ii) be made available to any third-party recipient under terms that allow preparation of derivative works, (iii) be made available to any third-party recipient under terms that allow Software or interfaces therefor to be reverse engineered, reverse assembled, or disassembled (other than to the extent any contrary restriction would be unenforceable under applicable Law), or (iv) be made available to any third-party recipient at no license fee. Copyleft Licenses include the GNU General Public License, the GNU Lesser General Public License, the GNU Affero General Public License, the Mozilla Public License, the Common Development and Distribution License, and the Eclipse Public License.
“Designated Accounting Firm” has the meaning set forth in Section 2.03(c)(v).
“Direct Claim” has the meaning set forth in Section 7.05(c).
“Dispute Notice” has the meaning set forth in Section 2.03(c)(ii).
“Dispute Submissions” has the meaning set forth in Section 2.03(c)(v).
“Disputed Item” has the meaning set forth in Section 2.03(c)(ii).
“Employee” means any employee of Sellers who performs services in connection with the Business.
“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, license, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.
“Enforceable” means, with respect to any Contract stated to be enforceable by or against any Person, that such Contract is a legal, valid, and binding obligation enforceable by or against such Person in accordance with its terms and in full force and effect, except to the extent that enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium, and other similar Law of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
“Environmental Claim” means any Action, Governmental Order, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification, and injunctive relief) arising out of, based on, or resulting from (i) the presence, Release of, or exposure to, any Hazardous Materials or (ii) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.
“Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Authority (i) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata) or (ii) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal, or remediation of any Hazardous Materials. The term “Environmental Law” includes the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.
“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.
“Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision, or other action required under or issued, granted, given, authorized by, or made pursuant to Environmental Law.
“Equity Interest” means, with respect to any Person, (i) any capital stock, partnership or membership interest, unit of participation or other similar interest (however designated), in such Person or any security or evidence of indebtedness convertible into or exchangeable therefor (ii) any option, warrant, purchase right, conversion right, exchange right, or other Contract which would entitle any other Person to acquire any such interest in such Person or otherwise entitle any other Person to share in the equity, profits, earnings, losses, or gains of such Person, including stock appreciation, restricted stock unit, phantom stock, profit participation, or other similar rights.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.
“ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Business or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Tax Code.
“Estimated Closing Consideration Amount” means the cash amount that is equal to (i) the Base Purchase Price, minus (ii) the Estimated Assumed Payables Amount.
“Estimated Assumed Payables Amount” has the meaning set forth in Section 2.03(a).

“Estimated Closing Statement” has the meaning set forth in Section 2.03(a).
“Excess Amount” has the meaning set forth in Section 2.03(d)(i).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Liabilities” has the meaning set forth in Section 1.04.
“Expert Calculations” has the meaning set forth in Section 2.03(c)(v).
“Financial Statements” has the meaning set forth in Section 3.03(a).
“Fraud” means a material misrepresentation in the representations and warranties of Sellers in this Agreement or in any written materials (other than estimates, forecasts, projections, and other forward-looking statements) provided by or Sellers or their Representatives to Buyer, its Affiliates, or Representatives in connection with the Contemplated Transactions, which was known to be false by Sellers or their Representatives, or a knowing omission of a material fact necessary to make any such representation or warranty or such written materials not materially misleading. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts based on negligence.
“Fundamental Representations” means the representations and warranties set forth in Section 3.01 (Organization and Authority; Due Execution.), Section 3.05 (Title to Purchased Assets; Real Property), Section 3.07 (Intellectual Property), Section 3.15 (Taxes), Section 3.21 (Brokers), Section 4.01 (Organization and Authority of Buyer; Due Execution), and Section 4.03 (Brokers).
“GAAP” means United States generally accepted accounting principles in effect from time to time.
“Governmental Authority” means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court, or tribunal.
“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Governmental Authority.
“Harmful Code” means any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming, or otherwise materially impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed or (ii) damaging or destroying any data or file without the user’s consent.
“Hazardous Materials” means (i) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws and (ii) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, PFAS (per- and polyfluoralkyl) and polychlorinated biphenyls.
“Indemnified Party” has the meaning set forth in Section 7.05(a).
“Indemnifying Party” has the meaning set forth in Section 7.05(a).

“Independent Contractor” means any Person, other than an Employee, who is or has been engaged by Sellers or a third Person to provide services in connection with the Business, including any consultant, advisory board member, staffing agency, professional employer organization or independent contractor agent and any of their respective employees or sub-contractors.
“Insurance Policies” has the meaning set forth in Section 3.12.
“Intellectual Property” means any and all rights of Sellers in, arising out of, or associated with any of the following in any jurisdiction throughout the world (i) issued patents (including plant patents) and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”), (ii) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”), (iii) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing (“Copyrights”), (iv) internet domain names and social media account or user names (including “handles”), whether or not Trademarks, all associated web addresses, URLs, websites and web pages, social media sites and pages, and all content and data thereon or relating thereto, whether or not Copyrights, (v) mask works and all registrations, applications for registration, and renewals thereof, (vi) industrial designs and all Patents, registrations, applications for registration, and renewals thereof, (vii) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information, and all rights therein (“Trade Secrets”), (viii) Software, operating systems, applications, firmware, and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof, (ix) rights of publicity, (x) plant breeder rights and plant variety protection rights, (xi) all other intellectual or industrial property and proprietary rights that is Related to the Business, and (xii) all rights to sue at law or in equity for any past or future infringement or other impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom.
“Interim Balance Sheet” has the meaning set forth in Section 3.03(a).
“Interim Balance Sheet Date” has the meaning set forth in Section 3.03(a).
“Interim Financial Statements” has the meaning set forth in Section 3.03(a).
“Inventory” has the meaning set forth in Section 1.01(a).
“IT Systems” has the meaning set forth in Section 3.08(a).
“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, or decree of any Governmental Authority.
“Liabilities” means any debts, liabilities, commitments or obligations, whether absolute or contingent, asserted or unasserted, known or unknown, liquidated or unliquidated, due or to become due, fixed or unfixed.
“Losses” means losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees, the cost of investigation or defense, the cost of asserting, preserving, or enforcing any rights under this Agreement or any Ancillary Document, including the right to indemnification hereunder, and the cost of pursuing any insurance providers.
“Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the results of operations or condition (financial or otherwise) of the Business, the Purchased Assets or the Assumed Liabilities or (ii) the ability of Sellers to perform its obligations hereunder and consummate the Contemplated Transactions on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition, or change, directly or indirectly, to the extent arising out of or attributable to (A) general economic or political conditions, (B) conditions generally affecting the industries in which the Business is operated, (C) any changes in financial or securities markets in general, (D) acts of war (whether or not declared), armed hostilities, or terrorism or the escalation or worsening thereof, (E) acts of God, pandemics, earthquakes, hurricanes, or other natural disasters, (F) any changes in applicable Laws or accounting rules, including GAAP, or (G) the public announcement, pendency, or completion of the Contemplated Transactions; provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (A) through (F) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on the Business compared to other participants in the industries in which the Business is conducted.
“Off-the-Shelf Software” means Software licensed from a third party in the Ordinary Course of Business and uncustomized for the Business by the third party that is generally commercially available, other than Software obtained from a third party under licenses that obligate Sellers to pay continuing payments, including royalties or annual maintenance fees.
“Oilseeds” has the meaning set forth in the preamble.
“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including any license approved by the Open Source Initiative. For the avoidance of doubt, Open Source Licenses include Copyleft Licenses.
“Open Source Materials” means any Software subject to an Open Source License.
“Operating Loan” means that certain Secured Promissory Note, dated September 5, 2024, issued by Sellers and Yield10 Bioscience Securities Corp. to Buyer.
“Ordinary Course of Business” means the conduct of the Business in accordance with Sellers’ normal day-to-day customs, practices, and procedures, consistent with past practice (including with respect to quantity and frequency).
“Organizational Documents” means, with respect to any Person (other than an individual), (i) the certificate or articles of incorporation or organization and any limited liability company, operating, or partnership agreement adopted or filed in connection with the creation, formation or organization of such Person and (ii) all by-laws and equity holders agreements to which such Person is a party relating to the organization or governance of such Person, in each case, as amended or supplemented.
“Outside Date” has the meaning set forth in Section 8.01(b)(ii).
“Patent Assignment Agreement” means the Patent Assignment Agreement by and between Buyer and Sellers, substantially in the form of Exhibit C hereto.
“Payment Schedule” has the meaning set forth in Section 2.02(a)(ii).
“Permits” means all permits, licenses, franchises, certifications, approvals, authorizations, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities.
“Permitted Encumbrances” means (i) liens for Taxes not yet due and payable, (ii) mechanics, carriers’, workmen’s, repairmen’s, or other like liens arising or incurred in the Ordinary Course of Business or amounts that are not delinquent and which are not, individually or in the aggregate, material to the Business, or (iii) easements, rights of way, zoning ordinances, and other similar encumbrances affecting Real Property which do not, individually or in the aggregate, materially and adversely affect the operations of the Business.
“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.
“Personal Devices” has the meaning set forth in Section 3.09(a).
“Personal Information” means any information that identifies or, alone or in combination with any other information, could reasonably be used to identify, locate, or contact a natural Person, including name, street address, telephone number, email address, identification number issued by a Governmental Authority, credit card number, bank information, customer or account number, online identifier, device identifier, IP address, browsing history, search history, or other website, application, or online activity or usage data, location data, biometric data, medical or health information, or any other information that is considered “personally identifiable information,” “personal information,” or “personal data” under any applicable Law.
“Post-Closing Consideration” means the Excess Amount, if any, that is actually payable to Sellers pursuant to the terms of this Agreement.
“Pre-Closing Assigned Contracts” means all Assigned Contracts that Buyer and Sellers mutually agree shall be assigned to Buyer prior to the Closing.
“Pre-Closing Period” has the meaning set forth in Section 5.01(a).
“Privacy and Data Security Policies” means all past or present, internal or public-facing policies, notices, and statements concerning the privacy, security, or Processing of Personal Information.
“Privacy Laws” means all applicable Laws, Governmental Orders, and binding guidance issued by any Governmental Authority concerning the privacy, security, or Processing of Personal Information (including Laws of jurisdictions where Personal Information was collected), including, as applicable, data breach notification Laws, consumer protection Laws, Laws concerning requirements for website and mobile application privacy policies and practices, social security protection Laws, data security Laws, and Laws concerning email, text message, or telephone communications. Without limiting the foregoing, Privacy Laws include: The Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the Children’s Online Privacy Protection Act, the Computer Fraud and Abuse Act, the Electronic Communications Privacy Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health Act of the American Recovery and Reinvestment Act of 2009, the Gramm-Leach-Bliley Act, the Family Educational Rights and Privacy Act, the General Data Protection Regulation, and all other similar international, federal, state, provincial, and local Laws.
“Pro Rata Portion” means, with respect to each Seller, the percentage set forth in the Payment Schedule under the column labeled “Pro Rata Portion”.
“Processing” (or words of correlative meaning) has the meaning set forth in Section 3.09(b).
“Purchase Price” has the meaning set forth in Section 1.05.
“Purchased Assets” has the meaning set forth in Section 1.01.
“Qualified Benefit Plan” has the meaning set forth in Section 3.17(a)

“Real Property” means the real property leased, subleased, licensed, sublicensed, or occupied by the Business, together with all buildings, structures, and facilities located thereon.
“Reference Time” means 12:01 a.m. Eastern Time, on the Closing Date.
“Related to the Business” means arising from, related to or used or held for use in, required for the conduct of, or otherwise necessary for or material to the operation of, the Business as currently conducted, the ownership and use of the Purchased Assets, or the satisfaction and discharge of the Assumed Liabilities.
“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing, or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata, or within any building, structure, facility, or fixture).
“Representative” means, with respect to any Person, any and all directors, officers, managers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person.
“Requisite Seller Vote” has the meaning set forth in Section 3.01(a).
“Restricted Period” has the meaning set forth in Section 5.10(a).
“Review Materials” has the meaning set forth in Section 2.03(c)(i).
“Review Period” has the meaning set forth in Section 2.03(c)(i).
“Rothamsted” means Rothamsted Research Limited, a company limited by guarantee and registered in England and Wales under registration no. 2393175 and a charity registered in England with number 802038.
“Rothamsted Agreement” means the Licence Agreement, dated June 12, 2024, between Yield10 and Rothamsted.
“SEC” means the United States Securities and Exchange Commission.
“Security Incident” has the meaning set forth in Section 3.09(c).
“Seller Board” means the board of directors of Yield10.
“Seller Board Recommendation” has the meaning set forth in Section 3.01(d).
“Seller Disclosure Schedule” means the disclosure schedule delivered by Sellers concurrently with the execution and delivery of this Agreement.
“Seller Indemnitees” has the meaning set forth in Section 7.03.
“Seller Proxy Statement” has the meaning set forth in Section 3.20.
“Seller Stockholders Meeting” means the special meeting of the stockholders of Yield10 to be held to consider the adoption of this Agreement.
“Seller Termination Fee” has the meaning set forth in Section 8.03(a).
“Sellers” has the meaning set forth in the preamble.

“Sellers’ Knowledge” means, when used with respect to the Business, any facts or other information actually known by Oliver Peoples, Kristi Snell, Meghna Malik, Benjamin Locke, or any other senior manager of the Business, or which a prudent individual in such position could be expected to discover in the course of conducting a reasonable investigation of the relevant subject matter.
“Shortfall Amount” has the meaning set forth in Section 2.03(d)(ii).
“Software” means any and all software of any type (including programs, applications, middleware, interfaces, utilities, tools, drivers, firmware, microcode, scripts, batch files, JCL files, instruction sets and macros) and in any form (including source code, object code and executable code), databases, associated data, and related documentation, and all rights therein.
“Straddle Period” has the meaning set forth in Section 5.17(a)
“Superior Proposal” means a bona fide written Acquisition Proposal that did not result from a breach of Section 5.03 and if consummated would result in a Person owning, directly or indirectly, (i) more than fifty percent (50%) of either Seller’s outstanding shares of capital stock or (ii) more than fifty percent (50%) of the assets of Sellers, taken as a whole, in either case, which Sellers determine in good faith, after consultation with their financial advisors and outside legal counsel, (A) to be reasonably likely to be consummated if accepted, and (B) if consummated, would result in a transaction more favorable to Yield10’s stockholders from a financial point of view than the Contemplated Transactions, in each case, taking into account at the time of determination (1) any changes to the terms of this Agreement offered by Buyer in writing in response to such Acquisition Proposal and (2) the financial, regulatory, legal, certainty, timing and other aspects of such Acquisition Proposal (including the likelihood of such Acquisition Proposal to be consummated on a timely basis).
“Tangible Personal Property” has the meaning set forth in Section 1.01(e).
“Tax” or “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, Liability under unclaimed property or escheat Laws, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, whether computed on a separate or consolidated, affiliated, unitary or combined basis or in any other manner, including any interest, penalty, or addition thereto, whether disputed or not and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other Person.
“Tax Code” means the Internal Revenue Code of 1986, as amended.
“Tax Return” means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Territory” means the United States (including its territories and possessions) and Canada.
“Third-Party Claim” has the meaning set forth in Section 7.05(b)(i).
“Trait” means any biochemical, physiological, physical or other attribute or phenotype of a plant, plant part, plant cell, plant tissue, breeding material, seed product or other plant material.
“Transaction Documents” means this Agreement and the Ancillary Documents.
“Treasury Regulations” means the temporary and final regulations promulgated under the Tax Code, revenue rulings and other public interpretations of the Tax Code by the IRS, as such regulations, rulings and interpretations may be amended or otherwise revised from time to time.

“Unassigned Rights” shall have the meaning set forth in Section 5.12.
“Union” has the meaning set forth in Section 3.16(c).
“Unresolved Claims” means, as of any date of determination, claims for indemnification under Article VII asserted but not resolved prior to such date of determination.
“VDR” means the virtual data room for “Yield10 Bioscience” prepared by Sellers and hosted by ShareVault.
“WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs, and employment losses.
“Yield10” has the meaning set forth in the preamble.

ANNEX B
Yield10 Plan of Complete Liquidation and Dissolution

This Plan of Complete Liquidation and Dissolution (the “Plan”) is for the purpose of effecting the orderly liquidation and/or wind up of Yield10 Bioscience, Inc., a Delaware corporation (the “Company”), in accordance with the Delaware General Corporation Law (the “DGCL”) and Section 331 of the Internal Revenue Code of 1986, as amended, as follows:
The Board of Directors (the “Board”) has determined in its reasonable business judgment that it is advisable and in the best interests of the Company and its stockholders that the Company commence an orderly liquidation and/or wind up as soon as practicable thereafter, and the Board will appoint a manager to oversee the sale of the Company’s assets and the Company’s liquidation and wind up, or any successor person(s) as the Board may later designate (the “Manager”). The Manager shall be deemed an officer of the Company for the purposes of implementing this Plan.
1. Adoption of Plan. The Board has adopted resolutions deeming it advisable and in the best interests of the stockholders of the Company to dissolve and liquidate the Company, adopt the Plan, and call a special meeting (the “Meeting”) of the holders of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to approve the dissolution and liquidation of the Company and adopt the Plan. If stockholders holding a majority of the outstanding shares of Common Stock on the record date fixed by the Board vote (the “Requisite Consent”) in favor of the proposed dissolution and liquidation of the Company and the adoption of the Plan at the Meeting, the Plan shall constitute the adopted Plan of the Company as of the date of the Meeting, or such later date on which the stockholders may approve the Plan if the Meeting is adjourned to a later date (the “Adoption Date”).
2. Corporate Action Following Adoption of the Plan. From and after the Adoption Date, the Manager shall complete the following corporate actions:
(a) Subject to the approval by the stockholders of the Company of that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated October 1, 2024, by and among the Company, Nuseed Nutritional US Inc., a Delaware corporation, and Yield10 Oilseeds Inc., a Canadian federal corporation, and the satisfaction or waiver of the other closing conditions set forth therein, the Company shall effectuate the sale of assets pursuant to the Asset Purchase Agreement. Capitalized terms used but not defined in this Plan shall have the definitions ascribed to such terms in the Asset Purchase Agreement. The Company shall collect, sell, exchange or otherwise dispose of all of its remaining property and assets in one or more transactions upon such terms and conditions as the Manager, in the Manager’s absolute discretion, deems expedient and in the best interests of the Company and the stockholders and creditors of the Company, without any further vote or action by the Company’s stockholders. Approval of the proposed dissolution and adoption of the Plan by holders of a majority of the outstanding shares of Common Stock shall constitute the approval of the stockholders of the Company of the dissolution of the Company and the sale, exchange or other disposition in liquidation of all or substantially all of the property and assets of the Company pursuant to the terms hereof, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of the Plan. It is understood that the Company will be permitted to commence the sale and disposition of any of its remaining assets as soon as possible following the adoption of this Plan by the Board and approval of this Plan by the stockholders of the Company in order to attain the highest value for any such assets and maximize value for its stockholders and creditors and, to the extent that the Company has already commenced the sale and disposition of its assets such sales and dispositions are hereby ratified and approved. The Company’s remaining assets and properties may be sold in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers. The Company will not be required to obtain appraisals, fairness opinions, or other third-party opinions as to the value of its properties and assets in connection with the liquidation. In connection with such collection, sale, exchange and other disposition, the Manager shall use reasonable efforts to collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company, if any.
(b) The Company shall distribute to its stockholders, in accordance with the provisions in the Company’s amended and restated certificate of incorporation, amended and restated bylaws, this Plan, and the DGCL, (i) available cash, if any, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the known liabilities and obligations of the Company (“Available Cash”), and (ii) any other available
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assets of the Company, provided further, that no distribution to the stockholders shall be made except in connection with the dissolution of the Company in accordance with Section 275 of the DGCL. Any such distribution may occur in one or a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Manager, in the Manager’s absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Manager, in the Manager’s absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “Contingency Reserve”) to satisfy claims against and any unmatured or contingent liabilities and obligations of, the Company, including, without limitation, tax obligations, and all expenses of the sale of the Company’s property and assets, of the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.
(c) The Company shall file final federal and comparable state income tax returns and all other tax reporting forms as required by applicable law, including Internal Revenue Service Form 966, and such additional forms and reports with the Internal Revenue Service or other governmental agencies as may be necessary or appropriate in connection with the Plan and its implementation, and all such tax returns and reports shall be prepared consistent with this Plan unless otherwise required by applicable law. The Manager and the Company’s other officers shall be authorized to cause the Company to make such elections for tax purposes and to take such actions as are deemed appropriate and in the best interest of the Company. The Company shall make arrangements authorizing one or more representatives or agents to maintain such Company records as may be appropriate for purposes of any tax audit of the Company occurring during the process of dissolution or after liquidation.
3. Stock Matters, Redemption and Cancellations of Stock.
(a) Distributions to the stockholders of the Company pursuant to this Plan, if any, shall be in complete redemption and cancellation of all of the outstanding capital stock of the Company. As a condition to receipt of any distribution to the Company’s stockholders, the Manager, in the Manager’s absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the stock to the Company or its agents for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Manager of the loss, theft or destruction of its certificates evidencing the stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Manager.
(b) The Company will close its stock transfer books and discontinue recording transfers of shares of Common Stock on the date the Certificate of Dissolution is filed with the Secretary of State of the State of Delaware, and thereafter certificates representing shares of Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.
(c) From and after the filing of the Certificate of Dissolution, and subject to applicable law, each holder of shares of Common Stock shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 4 hereof.
(d) The Company’s stockholders shall not be entitled to appraisal rights for their shares of capital stock in connection with the transactions contemplated by this Plan.
(e) If any distribution to any stockholders cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing the stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.
4. Liquidating Distributions; Nature; Amount; Timing.
(a) Although the Board has not established a firm timetable for completion of the Company’s liquidation if the Plan is approved by the stockholders, the Company will, subject to exigencies inherent in winding up the Company’s business, complete the winding up and liquidation process as promptly as practicable. The Company plans to satisfy all of its liabilities and obligations, or make adequate provision for doing so, prior to making any distribution to its stockholders.
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(b) The uncertainty of the value of the Company’s assets and the ultimate amount of its liabilities and the expenses of liquidation make it impracticable to predict the aggregate net value that may ultimately be distributable to its stockholders. The Board is currently unable to predict the precise nature, amount or timing of any such distribution(s) pursuant to the Plan. The actual nature, amount and timing of, and record date for any such distribution(s) will be determined by the Manager, in the Manager’s sole discretion.
(c) No assurance can be given that Available Cash and amounts received on the sale of assets will be adequate to provide for the Company’s obligations, liabilities, expenses and claims or to make any cash distributions to the stockholders. If such Available Cash and amounts received on the sale of assets are not adequate to provide for the Company’s obligations, liabilities, expenses and claims, distributions to the Company’s stockholders will be reduced or eliminated.
5. Liquidating Trust. If deemed necessary, appropriate or desirable by the Manager, in the Manager’s absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the stockholders, as a final liquidating distribution or from time to time, the Company may transfer to one or more liquidating trustees, for the benefit of the stockholders (the “Trustees”), under a liquidating trust (the “Trust”), all, or a portion, of the assets of the Company. If assets are transferred to the Trust, each stockholder shall receive an interest (an “Interest”) in the Trust pro rata to its interest in the assets of the Company on that date. All distributions from the Trust will be made pro rata in accordance with the Interest. The Interest shall not be transferable except by operation of law or upon death of the recipient. The Manager is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the stockholders. Any such conveyance to the Trustees shall be in trust for the stockholders of the Company. The Company, as authorized by the Manager, in the Manager’s absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Manager, in the Manager’s absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by the holders of the requisite vote of the holders of the outstanding capital stock of the Company shall constitute the approval of the stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.
6. Payment of Franchise Taxes. After the Adoption Date but prior to the filing of the Certificate of Dissolution, if applicable as determined by the Manager or as otherwise required by this Plan, the Manager shall determine and cause to be paid all franchise taxes due to or assessable by the State of Delaware including for the entire month during which the dissolution will become effective pursuant to Section 277 of the DGCL
7. Dissolution. Following the Adoption Date and the payment of applicable franchise taxes, if (i) the Manager determines, in the Manager’s absolute discretion, that there are not sufficient proceeds to satisfy the Company’s obligations, liabilities and expenses in full (including funding any Contingency Reserve), but that dissolution is nonetheless appropriate, or (ii) as a result of the liquidation and wind up of the Company, it is determined by the Manager, in the Manager’s absolute discretion, that there are sufficient proceeds to satisfy the Company’s obligations, liabilities, and expenses in full (including funding any Contingency Reserve) and to make a distribution to the stockholders, then the Manager is authorized and directed to file a Certificate of Dissolution pursuant to Section 275 of the DGCL, and to execute all other instruments and do all other things the Manager deems advisable to wind up the affairs of the Company, pursuant to the DGCL. Adoption of this Plan by the Requisite Consent shall constitute approval by the Company’s stockholders of any such filing of a Certificate of Dissolution as its act and as a part hereof as if set forth fully herein.
8. Provision for Liabilities. In lieu of the Manager giving notice, as applicable, of any dissolution and a procedure and deadline for the presentment of claims against the Company pursuant to Section 280 of the DGCL, which notice and procedure the Board has determined not to undertake, the Manager shall, pursuant to Section 281(b) of the DGCL, pay or make reasonable provision for the Company’s known or determined liabilities, including all contingent, conditional or unmatured contractual claims known to the Company or any successor entity, (ii) shall make such provision as will be reasonably likely to be
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sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding, if any, to which the Company is party, and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company or any successor entity, are likely to arise or to become known to the Company or any successor entity within 10 years after the date of dissolution and distribute any remaining assets to the stockholders, pursuant to this Plan and Section 281 of DGCL. Such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets; provided, however, if there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Notwithstanding the foregoing, the Manager may, at the Manager’s option, elect, but shall not be required, to follow the procedures for liquidating the Company set forth in Sections 280 and 281(a) of the DGCL.
9. Limited Continuation of Company. Following the filing of a Certificate of Dissolution, if applicable, the Company shall not engage in any further business activities except for the period set forth in and purposes allowed by Section 278 of the DGCL, including without limitation the purpose of implementing any claims procedures, prosecuting or defending suits, liquidating, dissolving and/or winding up any and all subsidiaries of the Company, and engaging in such activities as are necessary to enable the Company to gradually settle and close its business, liquidate, dispose of and convey its property, discharge its liabilities and distribute any remaining assets to its stockholders. The Board and the officers of the Company then in office shall continue in office solely for these purposes and shall cease to be members of the Board and/or officers of the Company upon the earlier of the completion of these activities, the date of their respective resignations, or the expiration of the continuation period set forth in Section 278 of the DGCL.
10. Continuing Employees and Consultants. For the purpose of effecting the dissolution of the Company and winding up of the Company’s affairs, the Manager may hire or retain, in the Manager’s sole discretion, such employees, consultants and other advisors as the Manager deems necessary or advisable to accomplish such dissolution and winding up in accordance with this Plan and the DGCL, until all affairs of the Company are settled and closed. The Company may, in the absolute discretion of the Board, but subject to applicable legal and regulatory requirements, pay the Manager, the Company’s other officers, directors, employees, consultants, independent contractors, agents, advisors and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, as severance, bonus, or in any other form, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of the Plan. Adoption of the Plan shall constitute approval of any such compensation by the stockholders of the Company.
11. Expenses of Liquidation. The Manager or Trustees, as applicable, shall provide, from the assets of the Company, funds for payment of the reasonable expenses of the dissolution and winding up of the Company’s affairs, including filing fees and other costs required in connection with implementation of this Plan, any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets, continuation of employees and/or consultants engaged in the dissolution and winding up process, accountants’ and attorneys’ fees and expenses, and other reasonable fees and expenses incurred in connection with the dissolution and winding up process.
12. Amendment, Modification or Abandonment of Plan. Notwithstanding stockholder approval of the Plan and the transactions contemplated hereby, if for any reason the Board determines that such action would be in the best interest of the Company, the Board may, in its sole discretion and without requiring further stockholder approval, revoke the Plan and all action contemplated thereunder, to the extent permitted by the DGCL. To the extent permitted by the DGCL, without further action by the Company’s stockholders, at any time before or after the filing of the Certificate of Dissolution, the Board may waive, modify or amend any aspect of this Plan and may provide for exceptions to or clarifications of the terms of this Plan. The Board (and any other person or body authorized by the Board) shall also have the power and authority to interpret this Plan and to make any and all determinations necessary or advisable to apply this Plan to any event, fact or circumstance.
13. Provision for Continued Indemnification of Board and Officers. The Company may reserve sufficient assets and/or obtain and maintain such insurance as shall be necessary to provide for continued indemnification of the members of the Board, the Manager, officers and agents of the Company, and other parties whom the Company has agreed to indemnify, including any Trustees, to the full extent provided by the certificate of incorporation, bylaws, any existing indemnification
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agreements between the Company and any of such persons, and applicable law. The Manager, in the Manager’s absolute discretion, is authorized to obtain and maintain such policies as the Manager may determine.
14. Further Actions. The Board, the Manager and the Trustees as applicable are hereby authorized, without further action by the Company’s stockholders, to do and perform, or cause the officers, employees, agents and representatives of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, assignments, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Manager or such Trustees as applicable, to implement this Plan and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up the Company’s affairs.

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ANNEX C
SECTIONS 275 THROUGH 283 OF THE DGCL

§ 275. Dissolution generally; procedure.
(a) If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.
(b) At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.
(c) Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.
(d) If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:
(1)
The name of the corporation;
(2)
The date dissolution was authorized;
(3)
That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;
(4)
The names and addresses of the directors and officers of the corporation; and
(5)
The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.
(e)
The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.
(f)
If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:
(1)
The name of the corporation;
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(2)
The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;
(3)
The names and addresses of the directors and officers of the corporation; and
(4)
The date of filing of the corporation’s original certificate of incorporation with the Secretary of State. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.
(g)
A corporation shall be dissolved upon the earlier of:
(1)
The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or
(2)
The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.
§ 276. Dissolution of nonstock corporation; procedure.
(a)
Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.
(b)
If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.
(c)
If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good
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standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.
§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.
No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:
(1)
All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and
(2)
All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation;
notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.
§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.
All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.
Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.
§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.
When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.
§ 280. Notice to claimants; filing of claims.
(a)(1)
After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a
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claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:
a.
That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;
b.
The mailing address to which such a claim must be sent;
c.
The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and
d.
That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and
e.
That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and
f.
The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.
Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.
(2)
Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a)(1)c. of this section.
(3)
A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court-appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.
(4)
A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.
(b)(1)
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A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.
(2)
The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.
(c)(1)
A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.
(2)
A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.
(3)
A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d)
The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.
(e)
As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.
(f)
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The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.
(g)
In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.
§ 281. Payment and distribution to claimants and stockholders.
(a)
A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

(1)
Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(2)
Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(3)
Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(4)
Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.
Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.
(b)
A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.
(c)
Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.
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(d)
As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.
(e)
The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1) – (4) of this section or to the relative times at which any claims mature or are reduced to judgment.
(f)
In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.
§ 282. Liability of stockholders of dissolved corporations.
(a)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.
(b)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.
(c)
The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.
§ 283. Jurisdiction.
The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

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ANNEX D
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
YIELD10 BIOSCIENCE, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Yield10 BIOSCIENCE, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
1.The name of the corporation (hereinafter called the “Corporation”) is Yield10 Bioscience, Inc.
2.The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 1, 1998. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 15, 2006 and thereafter Certificates of Designation were filed on July 8, 2009 and August 22, 2014 with the Secretary of State of the State of Delaware and Certificates of Amendment were filed on October 30, 2014 and May 26, 2015 with the Secretary of State of the State of Delaware and a Certificate of Designation was filed on September 11, 2015 with the Secretary of State of the State of Delaware. Certificates of Amendment were filed on January 6, 2017, May 25, 2017, December 27, 2017, May 23, 2018, January 15, 2020, May 1, 2024 and June 12, 2024 with the Secretary of State of the State of Delaware.
3. The first paragraph of Article IV of the Corporation’s Amended and Restated Certificate of Incorporation, as amended, is hereby deleted and replaced in its entirety with:
“The total number of shares of capital stock which the Corporation shall have authority to issue is seven million (7,000,000) shares, of which (i) two million (2,000,000) shares shall be a class designated as common stock, par value $.01 per share (the “Common Stock”), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $.01 per share (the “Undesignated Preferred Stock”).
4. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment, and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.
5. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.
6. This Certificate of Amendment as filed under Section 242 of the General Corporation Law of the State of Delaware, has been duly authorized in accordance thereof.
7. This Certificate of Amendment shall take effect on [●], 2024.

1

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2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its duly authorized President and Chief Executive Officer this [●] day of [●], 2024.

YIELD10 BIOSCIENCE, INC.

By:
Dr. Oliver P. Peoples
President and Chief Executive Officer

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ANNEX E

SPECIAL MEETING OF STOCKHOLDERS OF
YIELD10 BIOSCIENCE, INC.
NOVEMBER 8, 2024

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting: The proxy statement is available at https://ir.yield10bio.com/investor-relations.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

This Proxy, when executed, will be voted in the manner directed herein. If you do not specify below how you want your shares to be voted, this Proxy will be voted FOR the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, PROPOSAL 2. PROPOSAL 3 and PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote, mark blocks below in blue or black ink as follows [X] This proxy card is valid only when signed and dated.

1.Proposal to approve the sale of substantially all of the assets of the Company pursuant to an Asset Purchase Agreement.

[ ] FOR    [ ] AGAINST     [ ] ABSTAIN

2.Proposal to liquidate and dissolve the Company based on a Plan of Dissolution.

[ ] FOR    [ ] AGAINST     [ ] ABSTAIN

3.Proposal to approve adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2.

[ ] FOR    [ ] AGAINST     [ ] ABSTAIN

4.Proposal to amend the Company’s Amended and Restated Certificate of incorporation, as amended, to decrease from 150,000,000 shares to 2,000,000 shares the aggregate number of shares of the Company’s common stock that are authorized to be issued.

[ ] FOR    [ ] AGAINST     [ ] ABSTAIN

VOTE BY MAIL

Mark, sign, and date your proxy card. Return it in the prepaid postage envelope we have provided, or return it to Yield10 Bioscience, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
Please sign exactly as your name appear on this Proxy. When shares are hold jointly, each holder should sign. When signer is a partnership, please sign in partnership name by authorized person.

Signature: Date _______        Signature:          Date _______